UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, Administrative, D, A, C and R Classes

Your Global Investment Authority

PIMCO Equity Series™

Annual Report

June 30, 2012

PIMCO Dividend and Income Builder Fund

PIMCO EqS™ Dividend Fund

PIMCO EqS™ Emerging Markets Fund

PIMCO EqS™ Long/Short Fund

PIMCO Emerging Multi-Asset Fund

PIMCO EqS Pathfinder Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

Fund	Insights from the Portfolio Managers	Fund Summary	Schedule of Investments

PIMCO Dividend and Income Builder Fund	5	7	41
PIMCO EqS™ Dividend Fund	8	10	47
PIMCO EqS™ Emerging Markets Fund	11	13	51
PIMCO EqS™ Long/Short Fund	14	16	59
PIMCO Emerging Multi-Asset Fund	17	20	61
PIMCO EqS Pathfinder Fund®	21	24	65

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2012. On the following pages are specific details about the investment performance of each fund and a discussion of the factors that influenced performance during the reporting period. In addition, the letters from the portfolio managers provide a further review of such factors as well as an overview of each fund’s investment strategy, philosophy, and process.

During our twelve-month reporting period, we expanded the PIMCO Equity Series with the introduction of three new active equity funds, including a long/short equity fund and two global dividend funds:

■

PIMCO EqS Long/Short Fund, launched on April 20, 2012, is a concentrated, long-biased global equity strategy with a focus on both capital appreciation and capital preservation, which actively manages equity market exposure by adjusting the portfolio’s mix of long and short equity, and cash/cash equivalent positions.

■

PIMCO Dividend and Income Builder Fund, launched on December 14, 2011, is designed to be an integrated solution that provides current income, income growth, and long-term capital appreciation by investing in both dividend-paying equities and select fixed income securities from around the world.

■	PIMCO EqS Dividend Fund, launched on December 14, 2011, is designed for investors who prefer an equity-focused dividend strategy that seeks high current dividend income and capital appreciation.

All of our active equity strategies are global, high-conviction portfolios that are unconstrained by geography, benchmark or market capitalization and incorporate downside risk management. Each strategy is managed by experienced equity investors who benefit from PIMCO’s global investment resources and macroeconomic insights.

We believe the long-term potential of equities to grow earnings and dividends is an important component of an investor’s overall portfolio. As such, we remain committed to a steady and focused build-out of PIMCO’s actively managed equity suite and look forward to keeping you informed of our progress.

Highlights of the financial markets during our twelve-month reporting period include:

■

Global equity markets experienced volatility throughout the reporting period as investors oscillated between being “risk on” or “risk off” in response to a number of factors, including a slowing global economy, on-going concerns over the future of the eurozone, and continued social unrest in the Middle East and North Africa. U.S. equities, as measured by the S&P 500 Index, returned 5.45% as investors generally favored developed market equities based in the U.S. despite disappointing U.S. economic data late in the reporting period. Global equities, as represented by the MSCI World Index, declined 4.98% due to continued fiscal instability and uncertainty in the eurozone. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 15.96% in response to the slowing rate of economic growth in China and other emerging market countries.

■

Risk aversion drove down interest rates across developed markets, including in the U.S. and Germany where yields touched historic lows. By contrast, sovereign yields in Spain and Italy rose towards prohibitive levels. Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher), as investors looked to U.S. Treasuries for their perceived safety and quality due to increasing concern of a global economic slowdown and continued uncertainty in Europe. The benchmark ten-year U.S. Treasury note yielded 1.64% at the end of the reporting period, as compared to 3.16% on June 30, 2011. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.47% for the period.

2	PIMCO EQUITY SERIES

■

The Federal Reserve (the “Fed”) kept the Federal Funds Rate anchored within a range of zero to 0.25% and signaled willingness to ease further if weakness in the U.S. economy persists. The Fed also responded to growing economic strains by extending through the end of 2012 its renewed “Operation Twist” program, which extends the average maturity of its holdings of securities. The Bank of England held its key lending rate at 0.50% and initiated increased monetary stimulus to shore up the U.K. economy; and outside of the reporting period in early July the European Central Bank reduced its main policy rate to 0.75% from 1.00%.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series July 25, 2012

ANNUAL REPORT	JUNE 30, 2012	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company currently consisting of six separate investment portfolios (the “Funds”). Each Fund is an actively managed equity strategy. While we believe that equity funds have an important role to play in a well diversified investment portfolio, they are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, convertible securities risk, tax risk, subsidiary risk and issuer non-diversification risk. A complete description of these risks and other risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Funds could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Dividend and Income Builder Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	—	12/14/11	12/14/11
PIMCO EqSTM Dividend Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	—	12/14/11	12/14/11
PIMCO EqSTM Emerging Markets Fund	03/22/11	03/22/11	03/22/11	04/19/11	03/22/11	03/22/11	—	03/22/11	03/22/11
PIMCO EqSTM Long/Short Fund	04/20/12	04/20/12	04/30/12	—	04/30/12	04/30/12	—	04/30/12	—
PIMCO Emerging Multi-Asset Fund	04/12/11	04/12/11	04/12/11	04/19/11	04/12/11	04/12/11	—	04/12/11	—
PIMCO EqS Pathfinder Fund®	04/14/10	04/14/10	04/14/10	—	04/14/10	04/14/10	—	04/14/10	04/14/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at http://www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at http://www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Dividend and Income Builder Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of recent portfolio performance.

Market Overview

Global equity markets were up broadly during the period from the Fund’s inception on December 14, 2011 through the end of the reporting period. The MSCI All Country World Index (the “Index”), which tracks the performance of stocks in developed and emerging markets countries, returned 9.43%. Equity market performance was mixed, as equities rallied during the first quarter of 2012, led by more economically sensitive sectors. Equity markets declined during the second quarter, as sectors that are more defensive outperformed. The U.S. was the best performing region in both quarters.

Over the entire period, consumer discretionary was the best performing sector within the Index, led by Internet retailers, of which the Fund owned none. Financials also performed strongly. The sector was up broadly, with consumer finance companies leading the way.

Global fixed income performance was positive as well, with the Barclays Global Aggregate Index returning 2.55% over the reporting period.

The Fund’s blended benchmark, a blend of 75% MSCI All Country World Index/25% Barclays Global Aggregate Index, returned 7.80% during this time.

Fund Review

Over the reporting period, the Fund posted positive performance but underperformed its blended benchmark. The Fund underperformed the MSCI All Country World Index, the Fund’s primary benchmark, which returned 9.43%. The main driver of the underperformance was the Fund’s cash weight at the early part of the reporting period, a time when the Index performed strongly. The Fund’s cash weight has since been reduced.

The Fund’s equity positions had large portfolio allocations to the health care and industrials sectors, relative to the Index. The Fund was significantly underweighted to the financials and information technology sectors, relative to the Index.

Relative performance versus the Index was also weaker due to the Fund’s defensive sector positioning within equities, specifically an overweight to the consumer staples sector and an underweight to the financials and consumer discretionary sectors.

On the positive side, stock selection contributed slightly to performance of the Fund’s equity sleeve. In particular the Fund’s holding of Bangkok Expressway, a Thai toll road operator, contributed positively to the performance of the Fund’s equity sleeve, after the company reported strong increases in revenues and traffic volume, which benefited the stock price.

While the Fund’s underweight to the financials sector detracted from the Fund’s relative performance, security selection was positive. In particular, U.S. Bancorp, a U.S. regional bank, performed well in the Federal Reserve’s stress test program and was allowed to raise its dividend and authorize a share buyback program.

The Fund’s holding of Aimia, a Canadian loyalty management company, also benefited performance. The company announced both a dividend increase and a share repurchase program, and management reiterated its full-year financial guidance. These events positively impacted Aimia’s stock price.

Security selection within the utilities sector contributed to performance as well. Specifically, SABESP (‘Cia de Saneamento Basico do Estado de Sao Paulo SP—ADR’) performed positively. The Brazilian state-owned water utility’s stock rallied, reflecting continued growth of the country’s basic water infrastructure. Brazilian water utilities including SABESP, trade at a significant discount to Brazilian electric utilities and global water peers.

The largest detractor for the period was the Fund’s holding of Tesco, a U.K. food retailer. The stock underperformed after the company issued a sales and profit warning based on a disappointing 2011 holiday season in its home market. The team exited this position in February 2012.

The Fund’s holding of Carillion also detracted from relative performance. The U.K. construction company underperformed as it announced earnings growth guidance for its Support Services division that was less enthusiastic than previously announced. In response to this increased risk, the PIMCO Dividend team chose not to add to this position.

The Fund’s fixed income sleeve performed positively, driven mainly by overweight positions in investment grade, high yield, and emerging markets credit securities, as these sectors performed well over the period under review as credit spreads widened. Individual security selection also contributed to performance. Currency and duration (or sensitivity to changes in market interest rates) effects were positive as well.

The Fund paid ordinary quarterly dividends of 14 cents and 10 cents per Institutional Class share in the quarters ended June 30, 2012 and

ANNUAL REPORT	JUNE 30, 2012	5

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund (Cont.)

March 31, 2012, respectively. The Fund also paid a small dividend on December 30, 2011. The dividend per share was lower for the other share classes, to account for varying class specific expenses. Over time, we seek to increase the total dividends paid by the Fund each year.

The Fund’s Institutional Class net asset value increased by $0.47 per share (from $10.00 to $10.47) over the reporting period.

Conclusion

Despite the Fund’s underperformance relative to its Index over this time period, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially in the current environment. With ten-year U.S. Treasury yields at historical lows, the dividend yield on global stocks can be particularly attractive.

We do not advocate selecting equity investments based on yield alone, however. Instead, we believe that an investment process that seeks out attractively valued income generating opportunities is critical in an environment where certain sectors commonly targeted by investors for yield are expensive relative to history.

The Fund remains defensively positioned, though we do intend to be selectively opportunistic through an increased allocation to Basic Value (i.e. more cyclical) and Emerging Franchise (i.e. growth) companies. We continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

We thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar	Cliff Remily, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Top 10 Holdings1

Roche Holding AG	3.2%
Pfizer, Inc.	3.0%
Medtronic, Inc.	2.8%
Novartis AG	2.6%
Microsoft Corp.	2.6%
Baxter International, Inc.	2.4%
Enagas S.A.	2.4%
Aimia, Inc.	2.3%
U.S. Bancorp	2.2%
G4S PLC	2.2%

Geographic Breakdown1

United States	29.1%
United Kingdom	13.6%
Canada	6.0%
Switzerland	5.8%
France	4.5%
South Africa	4.5%
Hong Kong	3.9%
China	3.5%
Spain	2.4%
Australia	2.2%
Qatar	1.9%
Norway	1.8%
Netherlands	1.7%
Brazil	1.6%
Luxembourg	1.6%
Other	9.1%

Sector Breakdown1

Industrials	22.2%
Health Care	17.2%
Financials	14.3%
Utilities	8.8%
Energy	6.3%
Materials	5.2%
Consumer Staples	5.2%
Consumer Discretionary	4.4%
Telecommunication Services	4.0%
Information Technology	3.8%
Other	1.8%

[1]

% of Total Investments as of 06/30/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES

PIMCO Dividend and Income Builder Fund

Institutional Class - PQIIX	Class A - PQIZX
Class P - PQIPX	Class C - PQICX
Class D - PQIDX	Class R - PQIBX

Cumulative Returns Through June 30, 2012

Cumulative Total Return for the period ended June 30, 2012
Fund Inception (12/14/11)
PIMCO Dividend and Income Builder Fund Institutional Class	7.17%
PIMCO Dividend and Income Builder Fund Class P	7.21%
PIMCO Dividend and Income Builder Fund Class D	6.98%
PIMCO Dividend and Income Builder Fund Class A	6.98%
PIMCO Dividend and Income Builder Fund Class A (adjusted)	1.09%
PIMCO Dividend and Income Builder Fund Class C	6.46%
PIMCO Dividend and Income Builder Fund Class C (adjusted)	5.46%
PIMCO Dividend and Income Builder Fund Class R	6.84%
MSCI All Country World Index Net USD±*	9.43%
MSCI World Index*	10.03%
75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged*	7.80%
75% MSCI World Index/25% Barclays Global Aggregate (USD Hedged) Index Fund Inception	8.23%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged. The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

* Prior to July 17, 2012, the Fund’s primary benchmark was the MSCI World Index and the Fund’s secondary benchmark was the 75% MSCI World Index/25% Barclays Capital Global Capital Aggregate (USD Unhedged) Index. The primary benchmark was changed from the MSCI World Index Net USD to the MSCI All Country World Index Net USD because the MSCI All Country World Index contains both developed markets and emerging markets securities, and thus more accurately represents the Fund’s investable universe than the MSCI World Index Net USD, which contains only developed markets securities. The secondary blended benchmark was changed accordingly to reflect the updated primary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1.00% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.01% for the Institutional Class shares, 1.11% for the Class P shares, 1.36% for the Class D shares, 1.36% for the Class A shares, 2.11% for the Class C shares and 1.61% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Dividend and Income Builder Fund seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time, with a secondary objective to seek to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»	The Fund commenced operations on December 14, 2011.

»	For the period since the Fund’s inception, the Fund’s Institutional class shares returned 7.17% after fees, and the Fund’s benchmark index, the MSCI All Country World Index, returned 9.43%.

»	Dividend equities generally underperformed non-dividend paying equities during the period since the Fund’s inception.

»	The Fund’s weight in cash at the beginning of the period was the largest single detractor from performance relative to its benchmark index since inception.

»

The Fund’s defensive equity positioning was a drag on relative performance. Specifically, the Fund’s underweight to the financials and consumer discretionary sectors as well as an overweight to the consumer staples sector detracted from relative performance.

»	On the whole, equity security selection contributed slightly to relative performance. The largest single contributor was the Fund’s holding of Bangkok Expressway, a Thai toll road operator.

»	The largest single detractor was the Fund’s holding of Tesco, a U.K. food retailer. The Fund exited the position in February 2012.

»	The Fund’s fixed income sleeve performed positively, driven mainly by an overweight to investment grade, high yield, and emerging markets credit securities, as these sectors outperformed.

ANNUAL REPORT	JUNE 30, 2012	7

Insights from the Portfolio Managers PIMCO EqSTM Dividend Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqSTM Dividend Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of recent portfolio performance.

Market Overview

Global equity markets were up broadly during the period from the Fund’s inception on December 14, 2011 through the end of the reporting period. The MSCI All Country World Index (the “Index”), which tracks the performance of stocks in developed and emerging markets countries, returned 9.43%. Equity market performance was mixed, as equities rallied during the first quarter of 2012, led by more economically sensitive sectors. Equity markets declined during the second quarter, as sectors that are more defensive outperformed. The U.S. was the best performing region in both quarters.

Over the entire period, consumer discretionary was the best performing sector within the Index, led by Internet retailers, of which the Fund owned none. Financials also performed strongly. The sector was up broadly, with consumer finance companies leading the way.

Fund Review

Over the reporting period, the Fund had large portfolio allocations to the health care and industrials sectors, relative to the Index. The Fund was significantly underweighted to the financials and information technology sectors, relative to the Index.

The Fund posted positive performance for the reporting period but underperformed its benchmark index, the MSCI All Country World Index. The primary driver of the underperformance was the Fund’s cash weight at the early part of the reporting period, a time when the Index performed strongly. The Fund’s cash weight has since been reduced.

Relative performance versus the Index was also weaker due to the Fund’s defensive sector positioning, specifically an overweight to the consumer staples sector and an underweight to the financials and consumer discretionary sectors.

On the positive side, stock selection contributed slightly to performance. In particular, the Fund’s holding of Aimia, a Canadian loyalty management company, contributed to performance. Aimia announced both a dividend increase and a share repurchase program, and management reiterated its full-year financial guidance. These events positively impacted Aimia’s stock price.

Security selection within the utilities sector also contributed to performance. Specifically, SABESP performed positively. The Brazilian state-owned water utility’s stock rallied, reflecting continued growth of the country’s basic water infrastructure. Brazilian water utilities including SABESP, trade at a significant discount to Brazilian electric utilities and global water peers.

While the Fund’s overweight to the industrials sector detracted slightly from performance, security selection was positive as the Fund’s holding of Bangkok Expressway, a Thai toll road operator, contributed to relative performance as the company reported strong increases in revenues and traffic volume, which benefited the stock price.

The largest detractor for the period was the Fund’s holding of Tesco, a U.K. food retailer. The stock underperformed after the company issued a sales and profit warning based on a disappointing 2011 holiday season in its home market. The team exited this position in February 2012.

The Fund’s holding of Carillion also detracted from relative performance. The U.K. construction company underperformed as it announced earnings growth guidance for its Support Services division that was less enthusiastic than previously announced. In response to this increased risk, the PIMCO Dividend team chose not to add to this position.

The Fund paid ordinary quarterly dividends of 14 cents and 9 cents per Institutional Class share in the quarters ended June 30, 2012 and March 31, 2012, respectively. The Fund also paid a small dividend on December 30, 2011. The dividend per share was lower for the other share classes, to account for varying class specific expenses. Over time, we seek to increase the total dividends paid by the Fund each year.

The Fund’s Institutional Class net asset value increased by $0.47 per share (from $10.00 to $10.47) over the reporting period.

Conclusion

Despite the Fund’s underperformance relative to the Index over this time period, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially in the current environment. With ten-year U.S. Treasury yields at historical lows, the dividend yield on global stocks can be particularly attractive.

We do not advocate selecting equity investments based on yield alone, however. Instead, we believe that an investment process that seeks out attractively valued income generating opportunities is critical in an environment where certain sectors commonly targeted by investors for yield are expensive relative to history.

The Fund remains defensively positioned, though we do intend to be selectively opportunistic through an increased allocation to Basic Value (i.e. more cyclical) and Emerging Franchise (i.e. growth) companies.

8	PIMCO EQUITY SERIES

We continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

We thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar Co-Portfolio Manager	Cliff Remily, CFA Co-Portfolio Manager

Top 10 Holdings1

Roche Holding AG	4.2%
Pfizer, Inc.	3.9%
Medtronic, Inc.	3.6%
Microsoft Corp.	3.5%
Baxter International, Inc.	3.5%
Novartis AG	3.4%
Canadian Oil Sands Ltd.	3.1%
Enagas S.A.	3.1%
Aimia, Inc.	3.0%
U.S. Bancorp	2.9%

Geographic Breakdown1

United States	29.5%
United Kingdom	15.5%
Switzerland	7.7%
Canada	7.4%
South Africa	5.5%
France	5.1%
Hong Kong	3.9%
China	3.5%
Spain	3.1%
Australia	2.8%
Norway	2.0%
Macau	1.7%
Netherlands	1.6%
Czech Republic	1.6%
Thailand	1.5%
Brazil	1.5%
Other	1.4%

Sector Breakdown1

Health Care	22.7%
Industrials	17.2%
Financials	11.2%
Energy	8.6%
Utilities	7.1%
Consumer Staples	6.7%
Materials	6.1%
Consumer Discretionary	5.6%
Information Technology	5.1%
Telecommunication Services	5.0%

[1]

% of Total Investments as of 06/30/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

ANNUAL REPORT	JUNE 30, 2012	9

PIMCO EqSTM Dividend Fund

Institutional Class - PQDIX	Class A - PQDAX
Class P - PQDPX	Class C - PQDCX
Class D - PQDDX	Class R - PQDRX

Cumulative Returns Through June 30, 2012

Cumulative Total Return for the period ended June 30, 2012
Fund Inception (12/14/2011)
PIMCO EqSTM Dividend Fund Institutional Class	6.95%
PIMCO EqSTM Dividend Fund Class P	7.00%
PIMCO EqSTM Dividend Fund Class D	6.86%
PIMCO EqSTM Dividend Fund Class A	6.86%
PIMCO EqSTM Dividend Fund Class A (Adjusted)	0.99%
PIMCO EqSTM Dividend Fund Class C	6.19%
PIMCO EqSTM Dividend Fund Class C (Adjusted)	5.19%
PIMCO EqSTM Dividend Fund Class R	6.63%
MSCI All Country World Index Net USD±*	9.43%
MSCI World Index	15.03%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

* Prior to July 17, 2012, the Fund’s primary benchmark was the MSCI World Index. The benchmark was changed from the MSCI World Index Net USD to the MSCI All Country World Index Net USD because the MSCI All Country World Index contains both developed markets and emerging markets securities, and thus more accurately represents the Fund’s investable universe than the MSCI World Index Net USD, which contains only developed markets securities.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1.00% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.01% for the Institutional Class shares, 1.11% for the Class P shares, 1.36% for the Class D shares, 1.36% for the Class A shares, 2.11% for the Class C shares and 1.61% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS™ Dividend Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depository receipts.

»	The Fund commenced operations on December 14, 2011.

»	For the period since the Fund’s inception, the Fund’s Institutional class shares returned 6.95% after fees, and the Fund’s benchmark index, the MSCI All Country World Index, returned 9.43%.

»	Dividend equities generally underperformed non-dividend paying equities during the period since the Fund’s inception.

»	The Fund’s weight in cash at the beginning of the period was the largest single detractor from performance relative to its benchmark index since inception.

»

The Fund’s defensive equity positioning was a drag on relative performance. Specifically, underweights to the financials and consumer discretionary sectors as well as an overweight to the consumer staples sector detracted from relative performance.

»

Security selection contributed slightly to performance. The largest single contributor was the Fund’s holding of Aimia, a Canadian loyalty management company, as Aimia’s share price appreciated during the reporting period.

»	The largest single detractor was the Fund’s holding of Tesco, a U.K. food retailer. The Fund exited the position in February 2012.

10	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqSTM Emerging Markets Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqSTM Emerging Markets Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of recent portfolio performance.

Market Overview

Over the twelve-month reporting period, macroeconomic issues were the primary drivers of equity market returns. The overhang over a possible Greek exit from the eurozone as well as the potential for a debt crisis contagion to other eurozone countries weighed on market sentiment. In addition, the European Union (“EU”) and the U.S. have been stuck in a slow growth phase that has impacted export-driven economies such as China and Brazil. These concerns have led to an equity market drawdown over the reporting period, most notably in asset classes that are perceived to be riskier, such as emerging market equities.

While emerging market equities have underperformed in this environment, we maintain our long-term view that emerging market economic growth will exceed that of developed markets. In particular, the concerns in the eurozone have underscored the advantages of these emerging economies such as higher current account balances, foreign currency reserves as well as a lower degree of indebtedness and reasonable fiscal deficits. In our view, these macroeconomic factors are likely to provide long-term support for emerging market companies and thus, the compelling nature of the investment opportunity in emerging market equities. In addition, over the past twelve months, emerging market equity returns have substantially lagged earnings, resulting in an effective de-rating. As a result, emerging market equities continue to trade at low valuations relative to historical averages.

Fund Review

In this environment, the PIMCO EqSTM Emerging Markets Fund underperformed its benchmark over the reporting period. The primary driver of the underperformance for the period was an overweight to small market capitalization companies, particularly in China, that posted negative returns in the “risk off” market environment. Over the long-term horizon, we believe these types of investments offer greater opportunity for an active manager since we believe the market tends to be more inefficient and historically there have been fewer professional analysts covering these names.

The largest detractor for the reporting period was the Fund’s exposure to Boshiwa, a retailer of children’s products in China, which led the consumer discretionary sector and China to be the top detracting groups for the reporting period. Shares of the company fell after its auditor resigned citing material concerns on the validity of Boshiwa’s financial statements, prompting us to exit the position. Following several high profile accounting scandals in China over the past year, regulators and auditors are increasingly focused on irregularities in companies’ financial reporting. While this may be an overhang on certain companies over the short term, we believe the improvement of corporate governance is a positive trend for investing in China.

Our positioning within the materials sector also detracted from returns as many names declined on concerns over global growth. While it is difficult to call a bottom in cyclically geared parts of the market, valuations in certain pockets have reached all-time lows, in our opinion. We believe positions initiated at these valuation levels will outperform over a full market cycle.

On the positive side, positive stock selection in the energy sector contributed to performance. Notably we have avoided many state-sponsored and state-owned enterprises as these companies may be operated to further government policies rather than operating for the benefit of private shareholders. Our avoidance of these companies, specifically in Brazil and Russia, contributed to relative performance during the past year.

The top relative contributor for the reporting period was the Fund’s exposure to Creditcorp, a Peruvian bank. We believe the company has positive growth drivers, such as good economic growth in the country but also a solid capital ratio and low loan-deposit ratio to take advantage of its strong market position.

Conclusion

Midway through 2012, we are mindful of the ongoing tug of war between elevated market risks and attractive equity valuations. Recently, we have observed that investors have sought the defensiveness of more stable businesses, namely consumer staples companies. As a result, these stocks have been bid up and now trade at two standard deviations above historical valuation levels.

We believe the likelihood that consumer staples stocks will retain such premium rating to the rest of the emerging market universe (inherently cyclically driven) is highly unlikely. Rather than reaching for earnings stability at historically high valuations, we have been seeking to identify companies that exhibit the compelling characteristics of emerging market staples without incurring the price tag. Instead we have been adding to consistent earning companies in other market segments, such as telecommunications, and also the producers of commodities in which end market demand is less cyclical, such as potash (an input in fertilizer production).

Although macroeconomic concerns have increased uncertainty in the global equity markets, we believe that emerging markets present an

ANNUAL REPORT	JUNE 30, 2012	11

Insights from the Portfolio Managers PIMCO EqSTM Emerging Markets Fund (Cont.)

attractive opportunity for long-term investors. Furthermore, we believe our philosophy and investment process are well prepared to navigate these types of market environments.

Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Maria (Masha) Gordon Portfolio Manager

Top 10 Holdings1

Samsung Electronics Co. Ltd.	5.9%
China Mobile Ltd.	3.1%
AIA Group Ltd.	2.6%
Hon Hai Precision Industry Co. Ltd.	2.6%
Israel Chemicals Ltd.	2.1%
Itau Unibanco Holding S.A. SP—ADR	2.1%
Honda Motor Co. Ltd.	1.9%
Credicorp Ltd.	1.8%
First Gen Corp.	1.7%
Cia de Bebidas das Americas SP—ADR	1.6%

Geographic Breakdown1

Hong Kong	11.6%
South Korea	10.1%
China	8.7%
Brazil	6.3%
Russia	5.2%
Israel	4.6%
Taiwan	4.5%
South Africa	4.3%
India	3.5%
United Kingdom	3.1%
Thailand	2.9%
United States	2.6%
Japan	1.9%
Peru	1.8%
Philippines	1.7%
Canada	1.6%
Other	13.5%

Sector Breakdown1

Financials	15.1%
Industrials	13.7%
Consumer Staples	13.2%
Materials	10.1%
Consumer Discretionary	9.0%
Energy	6.5%
Telecommunication Services	5.6%
Information Technology	5.6%
Exchange-Traded Funds	4.5%
Utilities	2.9%
Health Care	1.7%

[1]

% of Total Investments as of 06/30/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

12	PIMCO EQUITY SERIES

PIMCO EqSTM Emerging Markets Fund

Institutional Class - PEQWX	Class A - PEQAX
Class P - PEQQX	Class C - PEQEX
Administrative Class - PEQTX	Class R - PEQHX
Class D - PEQDX

Cumulative Returns Through June 30, 2012

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (03/22/11)
PIMCO EqSTM Emerging Markets Fund Institutional Class	-21.51%	-16.08%
PIMCO EqSTM Emerging Markets Fund Class P	-21.52%	-16.09%
PIMCO EqSTM Emerging Markets Fund Administrative Class	-21.72%	-16.33%
PIMCO EqSTM Emerging Markets Fund Class D	-21.83%	-16.42%
PIMCO EqSTM Emerging Markets Fund Class A	-21.89%	-16.47%
PIMCO EqSTM Emerging Markets Fund Class A (adjusted)	-26.17%	-20.08%
PIMCO EqSTM Emerging Markets Fund Class C	-22.43%	-16.98%
PIMCO EqSTM Emerging Markets Fund Class C (adjusted)	-23.20%	-16.98%
PIMCO EqSTM Emerging Markets Fund Class R	-22.01%	-16.57%
MSCI Emerging Markets Index±	-15.95%	-10.42%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1.00% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.49% for the Institutional Class shares, 1.59% for the Class P shares, 1.74% for the Administrative Class shares, 1.84% for the Class D shares, 1.84% for the Class A shares, 2.59% for the Class C shares and 2.09% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS™ Emerging Markets Fund seeks capital appreciation by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

»	During the reporting period, the Fund’s Institutional class shares declined 21.51% after fees, and the Fund’s benchmark index, the MSCI Emerging Markets Index, declined 15.95%.

»

From a sector perspective, positioning within the energy and industrials sectors contributed to performance. Most notably within the energy sector, the Fund avoided many state-sponsored and state-owned enterprises which contributed to relative performance during the reporting period.

»

On the downside, weakness within the consumer discretionary sector (including a Chinese retailer) detracted from performance. Also, several holdings in the materials sector detracted from relative returns.

»

From a country perspective, an underweight to Taiwan, a country that underperformed the broader MSCI Emerging Markets Index, added to the Fund’s performance relative to the benchmark as well as strong stock selection within the country. In addition, positioning within Peru contributed to absolute and relative performance.

»

On the downside, stock selection within Mexico and China, including the retailer mentioned above, detracted from relative performance. In addition, an underweight to Mexico, a country that outperformed the broad index, further weighed on relative results.

ANNUAL REPORT	JUNE 30, 2012	13

Insights from the Portfolio Managers PIMCO EqSTM Long/Short Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS™ Long/Short Fund (the “Fund”), which was recently reorganized into a mutual fund structure in April 2012. The Fund seeks to offer investors exposure to the long-term benefits of owning stocks while also preserving their capital during extended market declines. Over a full market cycle, we aim to deliver attractive capital appreciation with less volatility than the equity markets.

In the following letter, please find additional detail on the Fund’s investment process and philosophy, and why we believe long/short equity investing offers a compelling investment opportunity.

Overview

I began managing this strategy in 2003 at Catamount Capital Management, LLC (“Catamount”), a boutique investment firm, where I also served as a managing partner. In April 2012, PIMCO reorganized a private fund that I managed at Catamount (“Predecessor Fund”) into the Fund, whose investment objective and strategies are, in all material respects, the same as the Predecessor Fund.

The Fund is a concentrated, long-biased equity strategy with the ability to actively manage equity market exposure by adjusting the portfolio’s mix of long and short equity, and cash or cash equivalent positions. The Fund, which has nearly a 10-year track record, uses both top-down and bottom-up analysis to construct a high-conviction portfolio of long positions with selective shorts. Via this concentrated and deeply researched equity portfolio, we look to capture and magnify gains when markets rise. At the same time, we have greater ability to manage downside risk given the Fund’s flexibility to hold cash and selectively short stocks. Unlike many funds that have a limited ability to raise significant cash, let alone short, our flexible approach facilitates access to additional sources of alpha, or returns, and may result in reduced correlation with broader equity market indexes.

Investment Process and Philosophy

The investment process has been in place since I began managing the strategy in 2003. It begins with an assessment of the prospects for the equity market, which is now informed by PIMCO’s economic outlook as well as our judgment on equity market valuations. When we have a positive view of economic and market prospects we tend to be more invested, sometimes fully invested. However, when confronted with what we believe to be a weakening economy, significant financial system risks or unattractive valuations, we are able to move to cash, short or otherwise reduce the portfolio’s exposure to the market.

Our market exposure is guided by PIMCO’s macroeconomic outlook as well as our views on the equity markets. If we think market or financial system risks are too high, the portfolio is likely to carry more cash and selectively short. When our market outlook is positive and we have high conviction in the companies we own, we are likely to put capital to work and have few short positions.

Portfolio holdings are selected based on extensive fundamental analysis, which includes conducting field research, meeting with management teams, analyzing corporate filings, and constructing financial models. Our objective is to identify hidden value and mispriced securities.

The core of the portfolio consists of long positions, in our view, that are fundamentally strong companies that we believe are attractively priced. We seek to invest in companies with defensible brands, significant cash flow, sustainable earnings growth, and which are capitalizing on secular trends. Once we have identified the right company, we are disciplined about investing at what we believe is an attractive price. We conduct cash flow, or asset-based valuation analysis, to determine a company’s true economic value according to PIMCO, seeking to uncover stocks with hidden value. If we identify a catalyst that we believe will unlock that value in the next one to two quarters, we will initiate a position.

We short stocks when we identify opportunities to generate alpha as opposed to simply hedging market risk. Companies we short tend to fall into two categories: Fundamental shorts, or companies in secular decline, and cyclical shorts, or businesses that will likely be most impacted by a weakening economy.

When our outlook is bearish and our objective is to reduce equity market exposure, moving to cash is usually our first line of defense. In bear markets, the Fund can go 100% into cash and cash equivalents in an effort to avoid downside risk. To help preserve investors’ capital, in September 2008, for instance, we were invested mostly in cash and cash equivalents.

Essentially, we believe that a combination of fundamental bottom-up and top-down research, and an opportunistic approach to trading, provides the potential both for participation in the market upside as well as avoiding the downside during extended market declines. When we believe the opportunities for reward outweigh the risks, we can put capital to work and seek capital appreciation. But when the risks of loss appear to outweigh the rewards, we can move to cash or take other steps to preserve capital.

As such, the Fund aims to capture most of the market’s gains in up years while seeking to avoid the downside during extended market declines. Under normal market conditions, the portfolio is net long and

14	PIMCO EQUITY SERIES

concentrated in about 20 of our best ideas, with a select number of short positions. In addition to stock selection, active management of the portfolio’s mix of long, short and cash positions is a crucial component of the strategy and helps its ability to navigate various market environments.

Long/Short Equity Investing Offers a Compelling Investment Opportunity

We believe that stock market exposure represents an important expected driver of long-term capital appreciation for many investors. However, equity markets do not always deliver positive returns and often are characterized by periods of high volatility. Consequently, we believe investors will benefit from a strategy that seeks to provide exposure to the long-term growth benefits of owning stocks, while allowing for better downside risk mitigation. To help meet these needs, the Fund aims to provide a positive return with lower volatility than the equity market over the long term. Although the Fund does not explicitly aim to manage short-term volatility, we believe it has greater ability than many traditional long-only strategies to manage downside risk, which provides the opportunity for strong risk-adjusted returns over a full market cycle.

In addition, our approach is consistent with the needs of many investors who are moving away from benchmark-oriented strategies in favor of highly active, unconstrained approaches that seek to limit downside risk. Although the Fund seeks to deliver attractive returns over a full market cycle, investors should not expect positive returns in every market environment, especially over short-term periods. At times, we would be willing to sacrifice some upside in order to avoid large losses. This is different from an approach that is simply focused on beating the market, such as a 130/30 strategy, or a market neutral strategy that remains hedged at all times. By design, the portfolio will have periods of high volatility in the short term, but its downside avoidance should result in lower volatility than the equity market over the long term.

Again, thank you for your investment in the Fund.

Sincerely,

Geoffrey Johnson, CFA

Portfolio Manager

Top 10 Holdings1

Apple, Inc.	7.3%
Spirit Airlines, Inc.	6.9%
McKesson Corp.	5.8%
Portfolio Recovery Associates, Inc.	3.4%
Charter Communications, Inc.	3.3%
Harman International Industries, Inc.	3.2%
Domino’s Pizza, Inc.	2.9%
Corrections Corp. of America	2.2%
SPDR Gold Trust	2.2%
Biglari Holdings, Inc.	2.0%

Sector Breakdown1

Industrials	14.8%
Consumer Discretionary	11.9%
Information Technology	7.3%
Health Care	5.8%
Exchange-Traded Funds	2.2%
Financials	2.0%
Other	0.5%

[1]

% of Total Investments as of 06/30/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

ANNUAL REPORT	JUNE 30, 2012	15

PIMCO EqSTM Long/Short Fund

Institutional Class - PMHIX	Class A - PMHAX
Class P - PMHBX	Class C - PMHCX
Class D - PMHDX

Cumulative Returns Through June 30, 2012

Average Annual Total Return for the period ended June 30, 2012*
	1 Year	5 Year	Fund Inception (01/01/2003)
PIMCO EqSTM Long/Short Fund Institutional Class	-8.21%	6.93%	13.31%
PIMCO EqSTM Long/Short Fund Class P	-8.38%	6.81%	13.18%
PIMCO EqSTM Long/Short Fund Class D	-8.57%	6.55%	12.91%
PIMCO EqSTM Long/Short Fund Class A	-8.57%	6.55%	12.91%
PIMCO EqSTM Long/Short Fund Class A (adjusted)	-13.60%	5.35%	12.24%
PIMCO EqSTM Long/Short Fund Class C	-9.21%	5.76%	12.07%
PIMCO EqSTM Long/Short Fund Class C (adjusted)	-10.13%	5.76%	12.07%
3 Month USD LIBOR Index±	0.42%	1.60%	2.31%

All Fund returns are net of fees and expenses.

± 3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1.00% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.98% for the Institutional Class shares, 2.08% for the Class P shares, 2.23% for the Administrative Class shares, 2.33% for the Class D shares, 2.33% for the Class A shares, 3.08% for the Class C shares and 2.58% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Portfolio Insights

»

The PIMCO EqS™ Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental, value-oriented investing style. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

»	The mutual fund commenced operations on April 20, 2012.

»

Since the commencement of operations, the mutual fund has maintained a defensive posture with an average net equity exposure of approximately 42% of net assets with long and short holdings averaging approximately 47% and 6%, respectively, of net assets.

»

The Fund’s long equity holdings were the primary detractors from returns as equity markets fell during the period. While most of the Fund’s short positions benefited from the equity market selloff, these gains were offset by one position that rose meaningfully during the period. The Fund’s high cash position helped to preserve capital during the market drawdown.

16	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Emerging Multi-Asset Fund (the “Fund”). Below is our annual update that includes a discussion of our investment outlook with a focus on emerging markets (“EM”) as well as an update on the portfolio over the twelve-month reporting period ended June 30, 2012.

Emerging Market Asset Classes Fluctuate with Risk Appetite

In the second half of 2011 amidst a market in which risk sentiment oscillated due to eurozone events, EM assets suffered with EM equities losing 19% followed by EM FX (currencies) with a 9.86% loss. Yields in EM U.S. dollar-denominated instruments increased as the sharp rally in U.S. rates was not enough to compensate for the widening in spreads. In EM local debt on the other hand, yields tightened in response to slowing economic growth and since countries were generally implementing monetary easing measures. Nonetheless local debt lost 8.12%, a result mostly explained by the losses in EM FX. Given the increased volatility in the market during the latter part of 2011, we decreased our EM equities and EM FX exposure while increasing our cash positioning as well as our local rates exposure given the tailwind of slowing global growth to EM local rates.

Going into 2012, we viewed valuations, on a risk/return perspective, in these assets as attractive. Net cash, which stood at approximately 22% in late 2011, was brought steadily down to approximately 12% at the end of the first quarter of 2012 and reduced further to 9% at the end of the second quarter of 2012. Cash was tactically put to work in, primarily, EM equities and EM-related developed market equities where valuations were especially compelling, in our opinion. Thus, allocations to equities rose from 32% of the Fund (by market value) at December 31, 2011 to roughly 44% by the end of the reporting period. Allocations to EM local debt also continued rising steadily from approximately 20% of the Fund at the end of 2011 to approximately 24%, which was near its weight in the blended benchmark.

In 2012 the year began with a risk rally that sent EM asset returns up sharply from where they ended 2011. A string of positive U.S. economic data released through the earlier part of the first quarter of 2012 and continued European Central Bank life support policies for peripheral Europe improved risk sentiment. This translated into a strong performance for EM assets during the first quarter of 2012, especially for lesser-quality bonds, currencies, and equities. It seemed as if the asset classes and the individual countries that suffered the most in 2011 rose the most in January and February 2012. Some of those gains retracted in March, though, as the market seemed to acknowledge it had gotten off to an overly ambitious start to the year.

The significant risk rally in the beginning of the year benefited EM equities the most. After posting losses in 2011, EM equities returned over 10% in January 2012 (per MSCI’s Emerging Markets Index). Strong EM equity returns continued in February (up over 5%) before reversing in March when EM equities lost around 3%. EM equities fell sharply in the second quarter of 2012 but remained modestly up for the year-to-date period.

Local debt was the next biggest beneficiary of the vigorous start to the year. The risk-on rally drove down local yields and led to higher local currency values, propelling local debt to a 7.42% return in January 2012 as measured by the JPMorgan GBI-EM Global Diversified. Local debt returns ebbed in February along with risk appetite in the market but still returned 2.86% which was in-line with other EM asset classes. Risk appetite continued to fall in March, and as a result EM local debt underperformed all other EM fixed income asset classes, including FX. Local debt lagged in April and May as well, dragged down by weaker local currencies which, as expected, took the brunt of continued weak global risk appetite. EM local debt rebounded sharply when risk appetite reappeared in June and the asset class again became the top performing category in the EM fixed income and currency space.

U.S. dollar-denominated sovereign debt underperformed at the beginning of 2012. A sharp fall in U.S. Treasury yields, however, propelled this asset class as the year unfolded and U.S. dollar-denominated sovereign debt was the top-returning EM asset class through much of the remainder of the first half of 2012.

Balancing Near-Term Stress and a Longer-Term Bullish Outlook for Emerging Markets

While we still maintain secularly bullish on the investment prospects for EM, we acknowledge the near-term stress on the global economy is likely to exert pressure on all risk asset classes including EM. Events in the eurozone—and the need for an orderly solution to the challenges to growth and debt sustainability there—continue to dominate prospects for global growth and investor sentiment. Our view that developed market growth in general, and that of the eurozone in particular, needed to be revised down drove us to also lower our expectations for EM growth. Specifically, we see emerging economies expanding at a rate of 5% over the next few years, down from our previous forecast of 6%. That rate is still favorable vs. the 1% growth rate we anticipate for developed economies. Amid greater differentiation across EM countries though, the uncertain global landscape will affect some countries more than others. We see significant potential for spillover through the banking channel and financial markets in EM Europe but more attractive opportunities elsewhere.

As PIMCO has acknowledged for some time now, many emerging economies entered this period of global uncertainty with relatively

ANNUAL REPORT	JUNE 30, 2012	17

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund (Cont.)

clean balance sheets, reasonably high degrees of policy flexibility, and substantial dry powder in the form of international currency reserves. Countries with these attributes are poised to outperform those that may lack the tools and wherewithal to deal with shocks from slowing global growth or abrupt changes in investor risk tolerance. Emerging economies with relatively higher levels of leverage and those most connected to Europe are likely to suffer disproportionately. Contagion risks have increased as the eurozone crisis continues to develop and deepen into a banking crisis. Countries such as Hungary, Romania, and Bulgaria have large external debt overhangs and are heavily exposed to changes in investor sentiment. Trade links between the eurozone and emerging Europe could negatively impact the latter, further pressuring economic growth. EM Asia, on the other hand, should be relatively less impacted by the eurozone turmoil. Nonetheless, unlike in 2009 when the region led the global recovery, 2012 will be a year where Asia will likely find itself in more of a reactionary mode. Latin American countries should also be less impacted by the continuing eurozone crisis given lower trade and banking links. This does not mean, however that Latin America will go unscathed.

Another set of risks impacting EM relates to developed markets’ (“DM”) monetary policy, unprecedented use of monetary policy tools, and the risk of financial repression that still looms on the horizon for the world’s most advanced economies. Against this backdrop, EM central bankers are likely to be highly accommodative as inflation pressures have generally abated worldwide while the risks of a global economic slowdown have increased. Some countries, such as Brazil, Mexico, and South Africa have greater leeway to cut rates than others where embedded inflationary pressures remain and monetary policy has been expansionary for some time. EM central bankers will also likely rely disproportionately on non-interest rate tools such as reserve ratio requirements, liquidity provisions, and directed credit to ease policy. In addition, we have seen a shift to a dual-focus on inflation and exchange rate targeting which, if not managed correctly, entails risks for the long-term credibility of central banks and ultimately may start to imperil inflation expectations.

In the cyclical horizon the global landscape continues to provide challenges to EM that will likely lead to greater asset volatility. However, we still see as likely the continued allocation of capital towards EM over the secular horizon with emerging countries’ cleaner balance sheets, higher relative growth rates, and attractive real yields. This stands in contrast to DM where the likelihood of continued financial repression stands to erode real returns for bond holders. Focusing on the strongest countries as investment targets and avoiding those where potential returns on assets in those countries do not adequately compensate for inherent risks is paramount. We believe there remain attractive investment opportunities in EM given the large gap between EM and DM growth and the fiscal and monetary policy flexibility that certain EM countries enjoy.

In the EM local markets space we see opportunities in countries that have positive real rates, high nominal yields, relatively steep yield curves, and credibly managed inflation expectations that allow central banks to conduct counter-cyclical monetary policy and cut interest rates to combat a slowdown. In addition, given the fall in EM currency valuations, we believe select currencies look attractive relative to the U.S. dollar. In the external debt space, we favor countries that are well-equipped to weather market shocks from the eurozone and elsewhere. We also see EM corporates as good “higher carry, higher quality” alternatives to developed world corporate bonds.

Though we remain cautiously positioned in the Fund, we are also ready to add attractively valued assets at opportune turning points. Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Curtis Mewbourne	Maria (Masha) Gordon
Portfolio Manager, Generalist	Portfolio Manager, Emerging Markets Equities

Michael Gomez	Ramin Toloui
Portfolio Manager, Emerging Markets Local Debt	Portfolio Manager, Emerging Markets External Debt

18	PIMCO EQUITY SERIES

Top Holdings1

PIMCO EqSTM Emerging Markets Fund	36.4%
PIMCO Emerging Local Bond Fund	23.9%
PIMCO Emerging Markets Bond Fund	16.3%
Vanguard MSCI Emerging Markets ETF	5.6%
PIMCO Emerging Markets Corporate Bond Fund	2.9%
PIMCO Emerging Markets Currency Fund	1.5%
PIMCO CommoditiesPLUS® Strategy Fund	0.8%
Teva Pharmaceutical Industries Ltd. SP—ADR	0.7%

[1]

% of Total Investments as of 06/30/2012. Top Holdings solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

ANNUAL REPORT	JUNE 30, 2012	19

PIMCO Emerging Multi-Asset Fund

Institutional Class - PEAWX	Class A - PEAAX
Class P - PEAQX	Class C - PEACX
Administrative Class - PEAMX	Class R - PEARX
Class D - PEAEX

Cumulative Returns Through June 30, 2012

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (04/12/11)
PIMCO Emerging Multi-Asset Fund Institutional Class	-11.45%	-10.33%
PIMCO Emerging Multi-Asset Fund Class P	-11.69%	-10.46%
PIMCO Emerging Multi-Asset Fund Administrative Class	-11.75%	-10.59%
PIMCO Emerging Multi-Asset Fund Class D	-11.77%	-10.60%
PIMCO Emerging Multi-Asset Fund Class A	-11.72%	-10.63%
PIMCO Emerging Multi-Asset Fund Class A (adjusted)	-16.57%	-14.69%
PIMCO Emerging Multi-Asset Fund Class C	-12.51%	-11.29%
PIMCO Emerging Multi-Asset Fund Class C (adjusted)	-13.38%	-11.29%
PIMCO Emerging Multi-Asset Fund Class R	-11.98%	-10.84%
MSCI Emerging Markets Index±	-15.95%	-14.55%
50% MSCI Emerging Markets Index, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)±±	-5.83%	-4.46%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 50% MSCI Emerging Markets Index, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1.00% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.24% for the Institutional Class shares, 2.34% for the Class P shares, 2.49% for the Administrative Class shares, 2.59% for the Class D shares, 2.59% for the Class A shares, 3.34% for the Class C shares and 2.84% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Emerging Multi-Asset Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries. The Fund will typically invest 20% to 80% of its total assets in equity-related instruments (including investments in common stock, preferred stock, and equity-related Underlying PIMCO Funds or Acquired Funds). The Fund is designed to provide concurrent exposure to a broad spectrum of emerging market asset classes, such as equity, fixed income and currencies, and other investments, including commodities.

»

During the reporting period, the Fund’s Institutional class shares declined 11.45% after fees, and the Fund’s secondary benchmark (a blended index consisting of 50% MSCI Emerging Markets Index/25% JPMorgan Emerging Markets Bond Index (EMBI) Global)/25% JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Unhedged) declined 5.83%.

»

An asset allocation decision to underweight external emerging markets (“EM”) debt detracted from relative performance as the JPMorgan Emerging Markets Bond Index (EMBI) Global outperformed the Fund’s blended secondary benchmark over the reporting period.

»

An asset allocation decision to underweight local EM debt detracted from relative performance as the JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index outperformed the Fund’s blended secondary benchmark over the reporting period.

»	A tactical allocation to EM currencies, which underperformed the Fund’s blended secondary benchmark, detracted from relative performance.

»

An asset allocation decision to underweight equities positively contributed to relative performance as EM equities, as represented by the MSCI Emerging Markets Index, underperformed the Fund’s blended secondary benchmark over the reporting period.

»	A tactical allocation to EM corporates positively contributed to relative performance as the asset class outperformed the Fund’s blended secondary benchmark over the reporting period.

20	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish our second complete year since the launch of the PIMCO EqS Pathfinder Fund® (the “Fund”). We thank you for your investment in the Fund. Our commitment continues to be to seek an absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. For all those who are reading and have an interest in the Fund, we have organized our thoughts to update you on the current state of the investment world, the Fund itself, and our outlook.

The Last Twelve Months in Review

For the year ending June 30, 2012 your investment in the Fund slightly outperformed its benchmark, the MSCI World Index, despite posting negative returns. Akin to last year, the Fund’s outperformance relative to its benchmark occurred during a period marked by extremely high correlation across securities, very high volatility, and distinct “risk on” and “risk off” phases within the market.

Although we are bottom-up, fundamental equity investors, the high correlations among stocks suggest that macroeconomic concerns have been overwhelming fundamentals in the market and particularly so around negative events. As concerns rise, the herd mentality drives many investors to pursue a “risk off” posture causing prices to decline. As concerns subside and investors gradually migrate to a “risk on” posture, prices tend to rise and the correlations among stocks tend to decrease. These “risk on” and “risk off” waves of reactions to economic and political concerns created increased levels of volatility and have had a rather pernicious effect on investors’ behavior.

As concerns rose last fall about sovereign debt and the financial health of some eurozone countries—e.g., Greece, Ireland, Portugal, Italy and Spain—markets sold off, correlations rose, and volatility tripled. Subsequently, modestly positive economic news coming out of the United States allowed investors to breathe a sigh of relief, and equity markets rose from late fall 2011 right through the end of the first quarter of 2012. Sovereign debt and Spanish bank concerns resurfaced in the spring of 2012, and markets retraced the attractive gains they had made since the end of the previous year. Although this volatility had an impact on the Fund, it continued to perform in historical fashion; being less volatile than the market, outperforming its benchmark during the negative time periods and for the entire twelve months overall.

Let’s review a few of our top and bottom performing stocks in the portfolio for the past year.

The shares of Intel Corp., the world’s largest chipmaker, returned 24.3% over the past year. In our view, Intel is a misunderstood and underappreciated technology company, in spite of its position as an industry leader in microprocessor manufacturing. We believe this manufacturing capability provides the company with a significant competitive advantage for the PC/Server market and positions them well to compete in the mobile and tablet products areas where they have not been as heavily incorporated. The extraordinary growth in data and the proliferation of smartphones and tablets has been a significant benefit to the company’s server business, as its data-center group, which includes chips for servers, just recorded a 15% revenue increase, year over year. The company’s business model generates significant free cash flow yield of 6.5% and has been producing a return on assets of 18%, as of the end of the period. We continue to find the company attractive, trading at a price/earnings ratio (PE) of approximately 10.5X 2012 estimated earnings per share (EPS) with a dividend yield of 3.4%.

Founded in 1760, Lorillard is the third largest cigarette manufacturer and the oldest continuously operating tobacco company in the U.S. Lorillard’s flagship product is the Newport brand, which is the top selling menthol and second largest selling cigarette in the U.S. In a sector that’s besieged with litigation risk and declining volumes, Lorillard is perhaps one of the few companies that’s considered by some to be a “growth” story. The company’s stock returned 27.1% over the period as Lorillard’s sales rose 9% in 2011 with adjusted operating income up 8.2%. This has been a fairly consistent pattern as the company has evidenced compound annual growth rates (CAGR) of 7.8% in sales and operating income growth of 8.5 % over the 2006-2011 time period. The company maintains a narrow product line with only 43 SKUs (stock keeping units) for the entire company, versus 200 SKUs at Philip Morris, suggesting the opportunity to broaden the breadth of its Newport franchise. Towards that end, the company just recently introduced Newport Red, a non-menthol version. Trading with a dividend yield of 4.4% and a price/earnings ratio of 14.5X on 2013 estimated EPS, we continue to enjoy the stability of earnings from its existing product lines, as well as its growth potential.

Lancashire Holdings was another notable performer over the past year, with the stock returning 33.0% in local currency terms. Lancashire provides specialty insurance products in Bermuda, London, and Dubai. The company mainly focuses on short-tail, mostly in direct basis, specialty insurance risks under four general categories including property, energy, marine, and aviation. As a skilled underwriter of insurance and reinsurance with a low risk investment policy (assets invested largely in U.S. Treasuries) we view the company as a high quality holding within the financial sector. The main driver of the company’s returns come from its skill in underwriting these short-tailed risks rather than from taking unnecessary risks with the investment of its retained premiums. As a result, the company’s risks

ANNUAL REPORT	JUNE 30, 2012	21

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund® (Cont.)

revolve around its underwriting success and the property and casualty insurance pricing cycle rather the cycles of capital market appreciation. The company’s stock price rose steadily throughout the past year as the company delivered steady, solid performance and the company also announced a special dividend at the end of last year, which boosted the stock’s dividend yield to approximately 8.4% at the time.

As is always the case with deep value managers who tend to purchase stocks when they are under some pressure in the market, we also own a few companies whose share prices are in the penalty box.

Nintendo is one of the world’s largest manufacturers of video game hardware and software. It’s been under pressure for some time due to struggling sales, weaker than expected profits, and a continued shift of gamers away from portable gaming devices towards smartphones. Issues still linger for the Wii U, including its sales price, although in our view investors are already considering this product as a failure upon launch. So much so that at the end of the period, the company’s stock was priced at roughly a 28% premium to the cash and investments held on the company’s balance sheet. By comparison, BlackBerry manufacturer Research In Motion (RIMM), which is not held in the portfolio, and which is undergoing a great deal of negative investor sentiment, has a 72% premium in its market capitalization to the value of the cash and investments on its balance sheet. With competitors proposing methods of play that look similar to Nintendo’s with the use of a portable device that connects to a game console, the company hardware may no longer be a key competitive differentiator and Nintendo may need to highlight the unique appeal of Wii U through its software. In addition, we believe there is the potential for upside surprise if Nintendo is able to incorporate its own game universe (called “Miiverse”) and can then capitalize on its library of intellectual property.

ING is one of the leading financial services companies in the Netherlands, offering to its clients corporate, investment and private banking services, as well as investment management, treasury services and insurance. As a result of the financial crisis in 2008-2009, ING Groep is in the process of restructuring its business model by selling its various insurance businesses to separate ING Bank from ING Insurance to comply with the terms of the sovereign support it received in the midst of the crisis. With shares currently priced at a discounted price-to-book level of 0.4, which is a notable discount to the average 0.7 price to book ratio of European financials, we see a significantly undervalued company which has recently returned to profitability and has generated a much improved 10.6% return on equity.

Carrefour is the world’s second largest food retailer behind Wal-Mart, however its shares have struggled of late, declining 38.9% over the past year, due in part to its exposure to the declining economies of

Europe and its lack of good corporate leadership. The company derives about 43% of its revenue from France, which is teetering on the brink of a recession, and other parts of Europe and that has impacted sales. Leadership has also been an issue at the firm, as the retailer consistently missed the market in pricing; however the company replaced four senior executives this year including its CFO and CEO. At the end of June, Carrefour’s stock was trading at 1.5 times its book value, a noticeable discount to other retailers and a level which significantly discounts the other parts of its business outside Europe, in higher growth markets such as Latin America and Asia. The new management team is in the midst of affecting a turn-around at the company and we are watching the progress closely.

Quality Equity Investing in the Current Environment

As we look forward, PIMCO sees global growth moderating in the years ahead. Still, corporate balance sheets in developed markets are generally in good health and many companies are well positioned to generate growth even in difficult times. Navigating the elevated levels of volatility in the equity markets, however, is critical, as volatility can soar with the potential to do considerable damage to short- or long-term returns. We are focused on finding those idiosyncratic opportunities that may offer attractive returns irrespective of what the base case may be in the broad equity markets, and we are also focused on mitigating downside exposure.

Given the concerns facing investors in this environment—slower growth, the economic malaise and sovereign crisis in Europe, and geopolitical dysfunction—our investment process to manage the Fund is firmly developed and does not change. What is constantly changing, however, is the market, and our focus on quality companies provides the benefit of more consistent business performance and less risk during these volatile times.

We define quality businesses by their clean balance sheets with relatively low financial leverage, high operating margins and high dividend yields. We also seek high barriers to entry and access to high-growth markets in the business models we analyze. We believe these qualities in combination are excellent signals of a quality company—a company positioned to stand the test of time and ride out good times and bad. Given the sharp inflection points that we see looming ahead arising from debt and income imbalances, we view quality as the clearest way to position portfolios to help weather the vicissitudes of the market.

Short-term swings in equity markets can often drive investors out of quality companies and into more speculative names as they reach for higher beta stocks in their search for return. This type of behavior, however, can often provide a disciplined investor the opportunity to purchase a better business at a more attractive price. Better, quality

22	PIMCO EQUITY SERIES

businesses tend to have less volatility in their earnings and stock prices over time, and this lower volatility can often lead to better compounding of returns over the long-term.

Opportunities to find good investments in quality companies are usually found in areas where the fewest investors are looking. Many large multinational companies today have access to growth in both developed and emerging markets and are trading at attractive valuations with good dividend yields. Many of these multinationals have diverse engines of growth where not only should an investor benefit from earnings growth potential in the future, but also from a growing stream of dividends; particularly so as we ponder living in a world in which ten-year U.S. Treasury yields are below 2%. Yes, volatility has increased, but we believe volatility presents opportunity for the prepared mind, and we anticipate finding a lot of outstanding values and opportunities right now in quality companies.

To close our letter, we repeat our thanks for staying the course with the PIMCO EqS Pathfinder Fund®, just as we are staying the course with our discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital and we look forward to both the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

Top 10 Holdings1

SPDR Gold Trust	3.8%
Imperial Tobacco Group PLC	3.4%
British American Tobacco PLC	3.1%
Microsoft Corp.	2.8%
Danone S.A.	2.5%
Intel Corp.	2.4%
Lorillard, Inc.	2.4%
Lancashire Holdings Ltd.	2.2%
AIA Group Ltd.	2.2%
Pernod-Ricard S.A.	2.0%

Geographic Breakdown1

United States	32.2%
France	12.8%
United Kingdom	11.7%
Bermuda	6.4%
Netherlands	6.4%
Switzerland	4.4%
Hong Kong	3.5%
Germany	2.2%
Denmark	2.1%
Canada	2.1%
Norway	2.0%
Japan	1.8%
Other	6.0%

Sector Breakdown1

Consumer Staples	27.2%
Financials	21.1%
Energy	8.8%
Information Technology	8.3%
Industrials	8.1%
Health Care	5.7%
Exchange-Traded Funds	3.8%
Consumer Discretionary	3.5%
Utilities	3.1%
Materials	2.5%
Telecommunication Services	1.5%

[1]

% of Total Investments as of 06/30/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

ANNUAL REPORT	JUNE 30, 2012	23

PIMCO EqS Pathfinder Fund®

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Cumulative Returns Through June 30, 2012

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (04/14/10)
PIMCO EqS Pathfinder Fund® Institutional Class	-4.09%	1.47%
PIMCO EqS Pathfinder Fund® Class P	-4.23%	1.36%
PIMCO EqS Pathfinder Fund® Class D	-4.52%	1.05%
PIMCO EqS Pathfinder Fund® Class A	-4.50%	1.08%
PIMCO EqS Pathfinder Fund® Class A (adjusted)	-9.75%	-1.47%
PIMCO EqS Pathfinder Fund® Class C	-5.15%	0.40%
PIMCO EqS Pathfinder Fund® Class C (adjusted)	-6.10%	0.40%
PIMCO EqS Pathfinder Fund® Class R	-4.86%	0.75%
MSCI World Index±	-4.98%	2.16%

All Fund returns are net of fees and expenses.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1.00% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.11% for the Institutional Class shares, 1.21% for the Class P shares, 1.46% for the Class D shares, 1.46% for the Class A shares, 2.21% for the Class C shares and 1.71% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS Pathfinder Fund® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»

During the reporting period, the Fund’s Institutional class shares declined 4.09% after fees, and the Fund’s benchmark index, the MSCI World Index, declined 4.98%. The Fund’s performance, although negative, outperformed its benchmark by 0.89% after fees.

»

Stock selection in the financials and energy sectors were notable contributors to the Fund’s excess returns as the holdings within these sectors proved to be more resilient during the market’s decline.

»	Holdings in Intel, Lorillard, and Lancashire Holdings were notable contributors to performance as the share prices of these companies appreciated during the reporting period.

»	Holdings in Nintendo, ING Groep, and Carrefour were moderate detractors from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Fund held approximately 88% in equities we believe are undervalued, approximately 1% (on the long side only) in merger arbitrage investments, approximately 7% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including approximately 4% in gold.

24	PIMCO EQUITY SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2012 to June 30, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period *	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Dividend and Income Builder Fund
Institutional Class	$1,000.00	$1,049.80	$4.23	$1,000.00	$1,020.74	$4.17	0.83%
Class P	1,000.00	1,050.30	4.74	1,000.00	1,020.24	4.67	0.93
Class D	1,000.00	1,048.10	6.01	1,000.00	1,019.00	5.92	1.18
Class A	1,000.00	1,047.10	6.01	1,000.00	1,019.00	5.92	1.18
Class C	1,000.00	1,043.50	9.81	1,000.00	1,015.27	9.67	1.93
Class R	1,000.00	1,046.90	7.28	1,000.00	1,017.75	7.17	1.43
PIMCO EqSTM Dividend Fund
Institutional Class	$1,000.00	$1,050.40	$4.23	$1,000.00	$1,020.74	$4.17	0.83%
Class P	1,000.00	1,050.80	4.74	1,000.00	1,020.24	4.67	0.93
Class D	1,000.00	1,049.60	6.01	1,000.00	1,019.00	5.92	1.18
Class A	1,000.00	1,049.60	6.01	1,000.00	1,019.00	5.92	1.18
Class C	1,000.00	1,043.10	9.80	1,000.00	1,015.27	9.67	1.93
Class R	1,000.00	1,047.40	7.28	1,000.00	1,017.75	7.17	1.43

ANNUAL REPORT	JUNE 30, 2012	25

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period *	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO EqSTM Emerging Markets Fund
Institutional Class	$1,000.00	$1,003.80	$6.23	$1,000.00	$1,018.65	$6.27	1.25%
Class P	1,000.00	1,002.50	6.72	1,000.00	1,018.15	6.77	1.35
Administrative Class	1,000.00	1,002.50	7.47	1,000.00	1,017.40	7.52	1.50
Class D	1,000.00	1,001.30	7.96	1,000.00	1,016.91	8.02	1.60
Class A	1,000.00	1,001.30	7.96	1,000.00	1,016.91	8.02	1.60
Class C	1,000.00	997.50	11.67	1,000.00	1,013.18	11.76	2.35
Class R	1,000.00	1,000.00	9.20	1,000.00	1,015.66	9.27	1.85
PIMCO EqSTM Long/Short Fund(a)
Institutional Class	$1,000.00	$1,033.80	$2.91	$1,000.00	$1,017.30	$7.62	1.52%
Class P	1,000.00	1,032.40	2.74	1,000.00	1,016.81	8.12	1.62
Class D	1,000.00	1,031.60	3.17	1,000.00	1,015.56	9.37	1.87
Class A	1,000.00	1,031.60	3.17	1,000.00	1,015.56	9.37	1.87
Class C	1,000.00	1,028.20	4.43	1,000.00	1,011.84	13.11	2.62
PIMCO Emerging Multi-Asset Fund
Institutional Class	$1,000.00	$1,015.20	$2.66	$1,000.00	$1,022.23	$2.66	0.53%
Class P	1,000.00	1,014.00	3.15	1,000.00	1,021.73	3.17	0.63
Administrative Class	1,000.00	1,014.00	3.91	1,000.00	1,020.98	3.92	0.78
Class D	1,000.00	1,014.00	4.41	1,000.00	1,020.49	4.42	0.88
Class A	1,000.00	1,014.00	4.41	1,000.00	1,020.49	4.42	0.88
Class C	1,000.00	1,009.40	8.14	1,000.00	1,016.76	8.17	1.63
Class R	1,000.00	1,012.80	5.66	1,000.00	1,019.24	5.67	1.13
PIMCO EqS Pathfinder Fund®
Institutional Class	$1,000.00	$1,041.20	$4.67	$1,000.00	$1,020.29	$4.62	0.92%
Class P	1,000.00	1,041.30	5.18	1,000.00	1,019.79	5.12	1.02
Class D	1,000.00	1,039.30	6.44	1,000.00	1,018.55	6.37	1.27
Class A	1,000.00	1,039.20	6.44	1,000.00	1,018.55	6.37	1.27
Class C	1,000.00	1,035.30	10.22	1,000.00	1,014.82	10.12	2.02
Class R	1,000.00	1,037.30	7.70	1,000.00	1,017.30	7.62	1.52

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/20/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Class, multiplied by the average account value over the period, multiplied by 69/366 for the Institutional Class shares and by 61/366 for all other class shares of the PIMCO EqSTM Long/Short Fund (to reflect the period since the inception date of 4/20/12 for the Institutional Class shares and of 4/30/12 for all other class shares). Hypothetical expenses reflect an amount as if the Classes had been operational for the entire fiscal half year.

26	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2012	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Dividend and Income Builder Fund
Institutional Class
12/14/2011 - 06/30/2012	$10.00	$0.25	$0.47	$0.72	$(0.25)	$0.00	$(0.25)
Class P
12/14/2011 - 06/30/2012	10.00	0.30	0.42	0.72	(0.24)	0.00	(0.24)
Class D
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class A
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class C
12/14/2011 - 06/30/2012	10.00	0.24	0.41	0.65	(0.19)	0.00	(0.19)
Class R
12/14/2011 - 06/30/2012	10.00	0.25	0.43	0.68	(0.21)	0.00	(0.21)

PIMCO EqS™ Dividend Fund
Institutional Class
12/14/2011 - 06/30/2012	$10.00	$0.28	$0.42	$0.70	$(0.23)	$0.00	$(0.23)
Class P
12/14/2011 - 06/30/2012	10.00	0.29	0.41	0.70	(0.22)	0.00	(0.22)
Class D
12/14/2011 - 06/30/2012	10.00	0.30	0.39	0.69	(0.21)	0.00	(0.21)
Class A
12/14/2011 - 06/30/2012	10.00	0.27	0.42	0.69	(0.21)	0.00	(0.21)
Class C
12/14/2011 - 06/30/2012	10.00	0.23	0.39	0.62	(0.17)	0.00	(0.17)
Class R
12/14/2011 - 06/30/2012	10.00	0.18	0.48	0.66	(0.19)	0.00	(0.19)

PIMCO EqS™ Emerging Markets Fund
Institutional Class
06/30/2012	$10.19	$0.08	$(2.27)	$(2.19)	$(0.02)	$(0.01)	$(0.03)
03/22/2011 - 06/30/2011	10.00	0.05	0.14	0.19	0.00	0.00	0.00
Class P
06/30/2012	10.19	0.06	(2.25)	(2.19)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.04	0.15	0.19	0.00	0.00	0.00
Administrative Class
06/30/2012	10.18	0.06	(2.27)	(2.21)	0.00 ^	(0.01)	(0.01)
04/19/2011 - 06/30/2011	10.51	0.04	(0.37)	(0.33)	0.00	0.00	0.00
Class D
06/30/2012	10.18	0.00 ^	(2.22)	(2.22)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00
Class A
06/30/2012	10.18	0.08	(2.31)	(2.23)	0.00 ^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.05	0.13	0.18	0.00	0.00	0.00
Class C
06/30/2012	10.17	0.01	(2.29)	(2.28)	0.00 ^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.03	0.14	0.17	0.00	0.00	0.00
Class R
06/30/2012	10.18	0.01	(2.25)	(2.24)	0.00 ^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00

PIMCO EqS™ Long/Short Fund
Institutional Class
04/20/2012 - 06/30/2012	$10.00	$(0.02)	$(0.27)	$(0.29)	$0.00	$0.00	$0.00
Class P
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00
Class D
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00

Please see footnotes on pages 30 and 31.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.47	7.17%	$11,170	0.83	%*	1.57	%*	0.83	%*	1.57	%*	4.35	%*	28%

10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28	*	28

10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52	*	28

10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62	*	28

10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27	*	28

10.47	6.84	415	1.43	*	2.32	*	1.43	*	2.32	*	4.30	*	28

$10.47	6.95%	$315,513	0.83	%*	1.20	%*	0.83	%*	1.20	%*	4.98	%*	21%

10.48	7.00	71	0.93	*	1.33	*	0.93	*	1.33	*	5.11	*	21

10.48	6.86	1,251	1.18	*	1.67	*	1.18	*	1.67	*	5.25	*	21

10.48	6.86	2,529	1.18	*	1.51	*	1.18	*	1.51	*	4.74	*	21

10.45	6.19	1,275	1.93	*	2.26	*	1.93	*	2.26	*	4.11	*	21

10.47	6.63	11	1.43	*	1.67	*	1.43	*	1.67	*	3.24	*	21

$7.97	(21.51)%	$514,884	1.25%		1.46%		1.25%		1.45%		0.94%		92%
10.19	1.90	353,099	1.25	*	1.62	*	1.25	*	1.62	*	1.77	*	41

7.97	(21.52)	63	1.35		1.56		1.35		1.55		0.68		92
10.19	1.90	37	1.35	*	1.94	*	1.35	*	1.94	*	1.42	*	41

7.96	(21.72)	34	1.50		1.72		1.50		1.72		0.74		92
10.18	(3.14)	10	1.50	*	1.90	*	1.50	*	1.90	*	1.72	*	41

7.93	(21.83)	989	1.60		1.82		1.60		1.81		(0.02)		92
10.18	1.80	1,080	1.60	*	2.11	*	1.60	*	2.11	*	1.98	*	41

7.94	(21.89)	2,469	1.60		1.81		1.60		1.80		0.90		92
10.18	1.80	764	1.60	*	2.02	*	1.60	*	2.02	*	1.89	*	41

7.88	(22.43)	675	2.35		2.57		2.35		2.56		0.12		92
10.17	1.70	98	2.35	*	2.80	*	2.35	*	2.80	*	0.98	*	41

7.93	(22.01)	24	1.85		2.07		1.85		2.06		0.06		92
10.18	1.80	39	1.85	*	2.34	*	1.85	*	2.34	*	1.97	*	41

$9.71	(2.90)%	$212,229	1.52	%*	2.41	%*	1.40	%*	2.29	%*	(1.30	)%*	113%

9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34	)*	113

9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72	)*	113

Please see footnotes on pages 30 and 31.

ANNUAL REPORT	JUNE 30, 2012	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EqS™ Long/Short Fund (Cont.)
Class A
04/30/2012 - 06/30/2012	$10.00	$(0.03)	$(0.27)	$(0.30)	$0.00	$0.00	$0.00
Class C
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00

PIMCO Emerging Multi-Asset Fund
Institutional Class
06/30/2012	$9.89	$0.14	$(1.27)	$(1.13)	$(0.05)	$0.00	$(0.05)
04/12/2011 - 06/30/2011	10.00	0.02	(0.13)	(0.11)	0.00	0.00	0.00
Class P
06/30/2012	9.90	0.15	(1.31)	(1.16)	(0.05)	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02	(0.12)	(0.10)	0.00	0.00	0.00
Administrative Class
06/30/2012	9.89	0.12	(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/19/2011 - 06/30/2011	10.02	0.02	(0.15)	(0.13)	0.00	0.00	0.00
Class D
06/30/2012	9.89	0.11	(1.27)	(1.16)	(0.03)	0.00	(0.03)
04/12/2011 - 06/30/2011	10.00	0.02	(0.13)	(0.11)	0.00	0.00	0.00
Class A
06/30/2012	9.88	0.12	(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/12/2011 - 06/30/2011	10.00	0.02	(0.14)	(0.12)	0.00	0.00	0.00
Class C
06/30/2012	9.88	0.05	(1.29)	(1.24)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.00 ^	(0.12)	(0.12)	0.00	0.00	0.00
Class R
06/30/2012	9.88	0.09	(1.27)	(1.18)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.01	(0.13)	(0.12)	0.00	0.00	0.00

PIMCO EqS Pathfinder Fund®
Institutional Class
06/30/2012	$10.65	$0.18	$(0.62)	$(0.44)	$(0.07)	$(0.03)	$(0.10)
06/30/2011	9.23	0.19	1.34	1.53	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07	(0.84)	(0.77)	0.00	0.00	0.00
Class P
06/30/2012	10.64	0.17	(0.63)	(0.46)	(0.06)	(0.03)	(0.09)
06/30/2011	9.23	0.18	1.34	1.52	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07	(0.84)	(0.77)	0.00	0.00	0.00
Class D
06/30/2012	10.61	0.13	(0.61)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.21	0.16	1.34	1.50	(0.08)	(0.02)	(0.10)
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00	0.00
Class A
06/30/2012	10.64	0.14	(0.62)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.22	0.17	1.33	1.50	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.07	(0.85)	(0.78)	0.00	0.00	0.00
Class C
06/30/2012	10.55	0.06	(0.61)	(0.55)	(0.01)	(0.03)	(0.04)
06/30/2011	9.21	0.11	1.31	1.42	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.05	(0.84)	(0.79)	0.00	0.00	0.00
Class R
06/30/2012	10.59	0.07	(0.59)	(0.52)	(0.04)	(0.03)	(0.07)
06/30/2011	9.21	0.12	1.35	1.47	(0.07)	(0.02)	(0.09)
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.70	(3.00)%	$1,219	1.87	%*	3.17	%*	1.74	%*	3.04	%*	(1.70	)%*	113%

9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46	)*	113

$8.71	(11.45)%	$29,987	0.53%		1.38%		0.53%		1.38%		1.62%		41%
9.89	(1.10)	9,755	0.53	*	6.96	*	0.53	*	6.96	*	1.13	*	0

8.69	(11.69)	2,019	0.63		1.48		0.63		1.48		1.71		41
9.90	(1.00)	74	0.63	*	17.34	*	0.63	*	17.34	*	0.96	*	0

8.69	(11.75)	28	0.78		1.63		0.78		1.63		1.36		41
9.89	(1.30)	10	0.78	*	6.47	*	0.78	*	6.47	*	0.88	*	0

8.70	(11.77)	4,912	0.88		1.73		0.88		1.73		1.20		41
9.89	(1.10)	2,745	0.88	*	8.20	*	0.88	*	8.20	*	0.81	*	0

8.68	(11.72)	10,147	0.88		1.73		0.88		1.73		1.32		41
9.88	(1.20)	1,801	0.88	*	9.28	*	0.88	*	9.28	*	0.82	*	0

8.62	(12.51)	3,868	1.63		2.48		1.63		2.48		0.57		41
9.88	(1.20)	649	1.63	*	9.73	*	1.63	*	9.73	*	0.08	*	0

8.68	(11.98)	9	1.13		1.98		1.13		1.98		0.99		41
9.88	(1.20)	10	1.13	*	6.40	*	1.13	*	6.40	*	0.50	*	0

$10.11	(4.09)%	$1,930,637	0.92%		1.09%		0.90%		1.07%		1.80%		32%
10.65	16.68	1,338,509	0.92		1.10		0.89		1.07		1.87		35
9.23	(7.70)	542,879	0.98	*	1.21	*	0.89	*	1.12	*	3.53	*	4

10.09	(4.23)	67,977	1.02		1.19		1.00		1.17		1.70		32
10.64	16.55	45,785	1.02		1.20		0.99		1.17		1.72		35
9.23	(7.70)	970	1.08	*	1.31	*	0.99	*	1.22	*	3.36	*	4

10.05	(4.52)	18,469	1.27		1.45		1.26		1.42		1.33		32
10.61	16.39	24,352	1.27		1.45		1.24		1.42		1.55		35
9.21	(7.90)	7,084	1.33	*	1.56	*	1.24	*	1.47	*	3.13	*	4

10.08	(4.50)	69,910	1.27		1.43		1.26		1.42		1.37		32
10.64	16.30	89,571	1.27		1.45		1.24		1.42		1.64		35
9.22	(7.80)	15,436	1.33	*	1.56	*	1.24	*	1.47	*	3.28	*	4

9.96	(5.15)	47,006	2.02		2.21		2.00		2.17		0.65		32
10.55	15.50	50,672	2.02		2.20		1.99		2.17		1.04		35
9.21	(7.90)	6,668	2.08	*	2.31	*	1.99	*	2.22	*	2.43	*	4

10.00	(4.86)	11	1.52		1.67		1.51		1.66		0.71		32
10.59	16.02	102	1.52		1.70		1.49		1.67		1.21		35
9.21	(7.90)	9	1.58	*	1.81	*	1.49	*	1.72	*	2.91	*	4

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

ANNUAL REPORT	JUNE 30, 2012	31

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Dividend and Income Builder Fund	PIMCO EqSTM Dividend Fund	PIMCO EqSTM Emerging Markets Fund	PIMCO EqSTM Long/Short Fund

Assets:
Investments, at value	$39,996	$305,605	$465,532	$149,453
Investments in Affiliates, at value	1,411	14,024	52,486	61,718
Repurchase agreements, at value	1,525	519	524	609
Cash	0	1	281	0
Deposits with counterparty	33	0	3,300	26,111
Foreign currency, at value	193	1,030	764	1
Receivable for investments sold	2	0	1,938	11,114
Receivable for Fund shares sold	274	43	13	95
Interest and dividends receivable	327	1,691	2,999	13
Dividends receivable from Affiliates	0	7	17	16
Unrealized appreciation on foreign currency contracts	207	1,693	4,095	24
Unrealized appreciation on OTC swap agreements	0	0	2,241	0
Other assets	0	0	0	63
	43,968	324,613	534,190	249,217

Liabilities:
Payable for investments purchased	$90	$0	$481	$11,096
Payable for investments in Affiliates purchased	1	7	17	16
Payable for short sales	0	0	0	24,215
Deposits from counterparty	0	820	3,835	0
Payable for Fund shares redeemed	61	17	1	0
Dividends payable	71	8	0	0
Written options outstanding	0	0	1,610	0
Accrued investment advisory fees	18	136	340	169
Accrued supervisory and administrative fees	13	78	191	80
Accrued distribution fees	5	1	1	0
Accrued servicing fees	4	1	1	0
Variation margin payable on financial derivative instruments	8	0	0	0
Reimbursement to PIMCO	0	2	23	2
OTC swap premiums received	0	0	25	0
Unrealized depreciation on foreign currency contracts	271	2,775	7,250	0
Unrealized depreciation on OTC swap agreements	0	0	918	0
Other liabilities	14	118	359	17
	556	3,963	15,052	35,595

Net Assets	$43,412	$320,650	$519,138	$213,622

Net Assets Consist of:
Paid in capital	$43,449	$319,032	$627,079	$217,276
Undistributed (overdistributed) net investment income	88	(8)	214	(326)
Accumulated undistributed net realized gain (loss)	303	2,492	(62,047)	(5,651)
Net unrealized appreciation (depreciation)	(428)	(866)	(46,108)	2,323
	$43,412	$320,650	$519,138	$213,622

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

(Amounts in thousands, except per share amounts)	PIMCO Dividend and Income Builder Fund	PIMCO EqSTM Dividend Fund	PIMCO EqSTM Emerging Markets Fund	PIMCO EqSTM Long/Short Fund

Net Assets:
Institutional Class	$11,170	$315,513	$514,884	$212,229
Class P	8,207	71	63	10
Administrative Class	NA	NA	34	NA
Class D	2,306	1,251	989	111
Class A	13,314	2,529	2,469	1,219
Class C	8,000	1,275	675	53
Class R	415	11	24	NA

Shares Issued and Outstanding:
Institutional Class	1,067	30,135	64,590	21,871
Class P	783	7	8	1
Administrative Class	NA	NA	4	NA
Class D	220	119	125	11
Class A	1,272	241	311	126
Class C	765	122	86	5
Class R	40	1	3	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$10.47	$10.47	$7.97	$9.71
Class P	10.48	10.48	7.97	9.70
Administrative Class	NA	NA	7.96	NA
Class D	10.47	10.48	7.93	9.70
Class A	10.47	10.48	7.94	9.70
Class C	10.46	10.45	7.88	9.69
Class R	10.47	10.47	7.93	NA

Cost of Investments	$40,341	$305,402	$510,536	$146,654
Cost of Investments in Affiliates	$1,411	$14,025	$52,491	$61,725
Cost of Repurchase Agreements	$1,525	$519	$524	$609
Cost of Foreign Currency Held	$191	$1,026	$761	$1
Proceeds Received on Short Sales	$0	$0	$0	$23,644
Premiums Received on Written Options	$0	$0	$2,324	$0

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	JUNE 30, 2012	33

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Assets:
Investments, at value	$4,056	$1,992,945
Investments in Affiliates, at value	46,805	129,357
Repurchase agreements, at value	227	486
Cash	10	58
Deposits with counterparty	485	1,806
Foreign currency, at value	11	1,361
Receivable for investments sold	0	16,516
Receivable for Fund shares sold	37	224
Interest and dividends receivable	0	2,891
Dividends receivable from Affiliates	84	19
Variation margin receivable on financial derivative instruments	2	0
OTC swap premiums paid	2	0
Unrealized appreciation on foreign currency contracts	22	18,407
Unrealized appreciation on OTC swap agreements	9	680
Other assets	2	0
	51,752	2,164,750

Liabilities:
Payable for investments purchased	$0	$2,587
Payable for investments in Affiliates purchased	84	19
Deposits from counterparty	0	8,640
Payable for Fund shares redeemed	143	638
Written options outstanding	473	374
Accrued investment advisory fees	0	1,055
Accrued supervisory and administrative fees	21	552
Accrued distribution fees	3	33
Accrued servicing fees	3	24
Reimbursement to PIMCO	2	74
OTC swap premiums received	8	0
Unrealized depreciation on foreign currency contracts	45	16,355
Unrealized depreciation on OTC swap agreements	0	376
Other liabilities	0	13
	782	30,740

Net Assets	$50,970	$2,134,010

Net Assets Consist of:
Paid in capital	$54,682	$2,094,667
Undistributed net investment income	192	56,899
Accumulated undistributed net realized gain (loss)	(748)	(30,254)
Net unrealized appreciation (depreciation)	(3,156)	12,698
	$50,970	$2,134,010

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

(Amounts in thousands, except per share amounts)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Net Assets:
Institutional Class	$29,987	$1,930,637
Class P	2,019	67,977
Administrative Class	28	NA
Class D	4,912	18,469
Class A	10,147	69,910
Class C	3,868	47,006
Class R	9	11

Shares Issued and Outstanding:
Institutional Class	3,443	190,995
Class P	232	6,739
Administrative Class	3	NA
Class D	565	1,837
Class A	1,169	6,934
Class C	448	4,720
Class R	1	1

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$8.71	$10.11
Class P	8.69	10.09
Administrative Class	8.69	NA
Class D	8.70	10.05
Class A	8.68	10.08
Class C	8.62	9.96
Class R	8.68	10.00

Cost of Investments	$4,153	$1,986,102
Cost of Investments in Affiliates	$49,872	$129,367
Cost of Repurchase Agreements	$227	$486
Cost of Foreign Currency Held	$11	$1,364
Premiums Received on Written Options	$459	$3,968

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	JUNE 30, 2012	35

Statements of Operations

Year or Period Ended June 30, 2012
(Amounts in thousands)	PIMCO Dividend and Income Builder Fund (1)	PIMCO EqS™ Dividend Fund (1)	PIMCO EqS™ Emerging Markets Fund	PIMCO EqS™ Long/Short Fund (2)

Investment Income:
Interest	$171	$2	$5	$19
Dividends, net of foreign taxes*	561	4,118	10,061	26
Dividends from Affiliate investments	1	17	304	25
Total Income	733	4,137	10,370	70

Expenses:
Investment advisory fees	90	490	4,709	318
Supervisory and administrative fees	46	214	2,133	138
Distribution and/or servicing fees - Class D	2	0	2	0
Distribution fees - Class C	12	3	3	0
Servicing fees - Class A	9	2	5	0
Servicing fees - Class C	4	1	1	0
Dividends on short sales	0	0	40	17
Trustees’ fees	4	30	52	22
Organization expense	118	118	0	222
Interest expense	0	2	28	19
Total Expenses	285	860	6,973	736
Waiver and/or Reimbursement by PIMCO	(142)	(260)	(971)	(270)
Net Expenses	143	600	6,002	466

Net Investment Income (Loss)	590	3,537	4,368	(396)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	120	662	(41,488)	(5,363)
Net realized gain on Affiliate investments	0	8	32	0
Net capital gain distributions received from Underlying Funds	0	0	1	0
Net realized gain (loss) on futures contracts	30	0	(601)	0
Net realized gain on written options	0	0	885	0
Net realized (loss) on swaps	0	0	(20,193)	0
Net realized gain on short sales	0	0	1,150	221
Net realized gain (loss) on foreign currency transactions	254	1,856	(1,954)	35
Net change in unrealized appreciation (depreciation) on investments	(345)	203	(30,895)	2,862
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	(1)	1	(7)
Net change in unrealized (depreciation) on futures contracts	(21)	0	(185)	0
Net change in unrealized appreciation on written options	0	0	708	0
Net change in unrealized (depreciation) on swaps	0	0	(1,389)	0
Net change in unrealized (depreciation) on short sales	0	0	0	(556)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(62)	(1,068)	(3,934)	24
Net Gain (Loss)	(24)	1,660	(97,862)	(2,784)

Net Increase (Decrease) in Net Assets Resulting from Operations	$566	$5,197	$(93,494)	$(3,180)

* Foreign tax withholdings - Dividends	$49	$350	$796	$0

(1)	Period from December 14, 2011 to June 30, 2012.
(2)	Period from April 20, 2012 to June 30, 2012.

36	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statements of Operations

Year or Period Ended June 30, 2012
(Amounts in thousands)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Investment Income:
Interest	$0	$19
Dividends, net of foreign taxes*	81	54,686
Dividends from Affiliate investments	737	492
Miscellaneous income	0	1
Total Income	818	55,198

Expenses:
Investment advisory fees	336	15,466
Supervisory and administrative fees	190	6,468
Distribution and/or servicing fees - Class D	2	12
Distribution fees - Class C	15	358
Servicing fees - Class A	15	194
Servicing fees - Class C	5	119
Dividends on short sales	0	332
Trustees’ fees	5	215
Organization expense	3	0
Interest expense	1	63
Total Expenses	572	23,227
Waiver and/or Reimbursement by PIMCO	(311)	(3,610)
Net Expenses	261	19,617

Net Investment Income	557	35,581

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(779)	(23,536)
Net realized (loss) on Affiliate investments	(208)	(1)
Net capital gain distributions received from Underlying Funds	2	1
Net realized (loss) on futures contracts	0	(863)
Net realized gain (loss) on written options	237	(2,039)
Net realized gain on swaps	26	439
Net realized (loss) on short sales	0	(2,471)
Net realized gain (loss) on foreign currency transactions	(214)	36,614
Net change in unrealized (depreciation) on investments	(9)	(91,442)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(2,951)	3
Net change in unrealized appreciation (depreciation) on written options	(23)	3,338
Net change in unrealized appreciation on swaps	46	300
Net change in unrealized appreciation on short sales	0	1,501
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(23)	2,096
Net (Loss)	(3,896)	(76,060)

Net (Decrease) in Net Assets Resulting from Operations	$(3,339)	$(40,479)

* Foreign tax withholdings - Dividends	$0	$3,153

ANNUAL REPORT	JUNE 30, 2012	37

Statements of Changes in Net Assets

	PIMCO Dividend and Income Builder Fund	PIMCO EqS™ Dividend Fund	PIMCO EqS™ Emerging Markets Fund		PIMCO EqS™ Long/Short Fund

(Amounts in thousands)	Period from December 14, 2011 to June 30, 2012	Period from December 14, 2011 to June 30, 2012	Year Ended June 30, 2012	Period from March 22, 2011 to June 30, 2011	Period from April 20, 2012 to June 30, 2012

Increase in Net Assets from:

Operations:
Net investment income (loss)	$590	$3,537	$4,368	$1,456	$(396)
Net realized gain (loss)	404	2,518	(62,201)	(3,868)	(5,107)
Net realized gain on Affiliate investments	0	8	32	7	0
Net capital gain distributions received from Underlying Funds	0	0	1	0	0
Net change in unrealized appreciation (depreciation)	(428)	(865)	(35,695)	(10,408)	2,330
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	(1)	1	(6)	(7)
Net increase (decrease) resulting from operations	566	5,197	(93,494)	(12,819)	(3,180)

Distributions to Shareholders:
From net investment income
Institutional Class	(250)	(3,523)	(1,138)	0	0
Class P	(87)	(1)	0	0	0
Class D	(32)	(9)	(14)	0	0
Class A	(160)	(32)	0	0	0
Class C	(68)	(13)	0	0	0
Class R	(7)	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(468)	0	0
Class D	0	0	(7)	0	0
Class A	0	0	(1)	0	0

Total Distributions	(604)	(3,578)	(1,628)	0	0

Fund Share Transactions:
Net increase resulting from Fund share transactions**	43,450	319,031	259,133	367,946	216,802

Total Increase in Net Assets	43,412	320,650	164,011	355,127	213,622

Net Assets:
Beginning of year or period	0	0	355,127	0	0
End of year or period*	$43,412	$320,650	$519,138	$355,127	$213,622

*Including undistributed (overdistributed) net investment income of:	$88	$(8)	$214	$(2,267)	$(326)

**	See Note 14 in the Notes to Financial Statements.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Emerging Multi-Asset Fund		PIMCO EqS Pathfinder Fund®

(Amounts in thousands)	Year Ended June 30, 2012	Period from April 12, 2011 to June 30, 2011	Year Ended June 30, 2012	Period from April 14, 2011 to June 30, 2011

Increase in Net Assets from:

Operations:
Net investment income	$557	$23	$35,581	$17,655
Net realized gain (loss)	(730)	0	8,144	(27,421)
Net realized gain (loss) on Affiliate investments	(208)	0	(1)	54
Net capital gain distributions received from Underlying Funds	2	0	1	0
Net change in unrealized appreciation (depreciation)	(9)	(81)	(84,207)	131,694
Net change in unrealized appreciation (depreciation) on Affiliate investments	(2,951)	(115)	3	(21)
Net increase (decrease) resulting from operations	(3,339)	(173)	(40,479)	121,961

Distributions to Shareholders:
From net investment income
Institutional Class	(105)	0	(13,284)	(6,818)
Class P	(56)	0	(693)	(198)
Class D	(8)	0	(95)	(156)
Class A	(27)	0	(350)	(359)
Class C	(5)	0	(67)	(126)
Class R	0	0	0	(1)
From net realized capital gains
Institutional Class	0	0	(5,792)	(1,484)
Class P	0	0	(338)	(45)
Class D	0	0	(66)	(37)
Class A	0	0	(241)	(105)
Class C	0	0	(151)	(36)

Total Distributions	(201)	0	(21,077)	(9,365)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	39,466	15,217	646,575	863,349

Total Increase in Net Assets	35,926	15,044	585,019	975,945

Net Assets:
Beginning of year or period	15,044	0	1,548,991	573,046
End of year or period*	$50,970	$15,044	$2,134,010	$1,548,991

*Including undistributed (overdistributed) net investment income of:	$192	$23	$56,899	$(1,113)

**	See Note 14 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2012	39

Statement of Cash Flows

Period Ended June 30, 2012
(Amounts in thousands)	PIMCO EqSTM Long/Short Fund (1)

Cash flows used for operating activities:

Net decrease in net assets resulting from operations	$(3,180)

Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(150,794)
Proceeds from sales of long-term securities	54,124
Purchases from short-term portfolio investments, net	(117,460)
Increase in deposits with counterparty	(26,111)
Increase in receivable for investments sold	(11,114)
Increase in interest and dividends receivable	(29)
Increase in payable for investments purchased	11,112
Increase in accrued investment advisory fees	169
Increase in accrued supervisory and administrative fees	80
Increase in reimbursement to PIMCO	2
Increase in other liabilities	14
Proceeds from currency transactions	35
Proceeds from short sale transactions	23,644
Net change in unrealized appreciation on investments	(2,299)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(24)
Net realized loss on investments	5,107
Net cash used for operating activities	(216,724)

Cash flows received from financing activities:
Proceeds from shares sold	216,856
Payment on shares redeemed	(149)
Dividend payable	18
Net cash received from financing activities	216,725

Net Increase in Cash	1

Cash and Foreign Currency:
Beginning of period	0
End of period	$1

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$(19)

(1)	Period from April 20, 2012 to June 30, 2012.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Builder Fund

June 30, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.2%

UNITED STATES 0.2%
Amortizing Residential Collateral Trust
0.785% due 06/25/2032	$32	$27
Countrywide Asset-Backed Certificates
0.805% due 04/25/2034	16	13
EMC Mortgage Loan Trust
0.795% due 11/25/2041	19	17
Structured Asset Securities Corp.
0.295% due 02/25/2037	9	9

Total Asset-Backed Securities (Cost $56)		66

	SHARES
COMMON STOCKS 74.2%

AUSTRALIA 2.2%

INDUSTRIALS 0.8%
Ausdrill Ltd.	94,285	334

MATERIALS 1.4%
Kingsgate Consolidated Ltd.	119,268	597

Total Australia		931

BRAZIL 1.1%

UTILITIES 1.1%
Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	6,324	480

Total Brazil		480

CANADA 5.4%

CONSUMER DISCRETIONARY 2.3%
Aimia, Inc.	73,716	981

ENERGY 3.1%
Canadian Oil Sands Ltd.	48,601	941
Poseidon Concepts Corp.	35,109	430

		1,371

Total Canada		2,352

CHINA 3.5%

INDUSTRIALS 3.5%
Guangshen Railway Co. Ltd. ‘H’	1,066,000	322
Jiangsu Expressway Co. Ltd. ‘H’	656,000	616
Zhejiang Expressway Co. Ltd. ‘H’	880,000	582

Total China		1,520

CZECH REPUBLIC 1.2%

UTILITIES 1.2%
CEZ A/S	15,131	523

Total Czech Republic		523

FRANCE 3.8%

ENERGY 1.9%
Total S.A.	18,585	836

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.9%
Sanofi	10,948	$829

Total France		1,665

HONG KONG 3.8%

CONSUMER DISCRETIONARY 0.7%
Tianneng Power International Ltd.	572,000	305

INDUSTRIALS 1.4%
Yuexiu Transport Infrastructure Ltd.	1,254,000	619

MATERIALS 0.9%
Huabao International Holdings Ltd.	795,000	396

TELECOMMUNICATION SERVICES 0.8%
SmarTone Telecommunications Holdings Ltd.	179,500	347

Total Hong Kong		1,667

ITALY 0.4%

INDUSTRIALS 0.4%
Societa Iniziative Autostradali e Servizi SpA	23,396	165

Total Italy		165

MACAU 1.3%

CONSUMER DISCRETIONARY 1.3%
Wynn Macau Ltd.	246,400	583

Total Macau		583

NETHERLANDS 1.2%

ENERGY 1.2%
Royal Dutch Shell PLC ‘A’	15,321	516

Total Netherlands		516

NORWAY 1.5%

INDUSTRIALS 1.5%
Orkla ASA	89,539	650

Total Norway		650

QATAR 0.9%

UTILITIES 0.9%
Qatar Electricity & Water Co.	10,862	399

Total Qatar		399

SOUTH AFRICA 4.2%

HEALTH CARE 1.2%
Life Healthcare Group Holdings Ltd.	135,751	518

MATERIALS 1.7%
Gold Fields Ltd.	21,478	273
Gold Fields Ltd. SP - ADR	37,857	485

		758

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 1.3%
Vodacom Group Ltd.	49,049	$558

Total South Africa		1,834

SPAIN 2.3%

UTILITIES 2.3%
Enagas S.A.	55,567	1,014

Total Spain		1,014

SWITZERLAND 5.8%

HEALTH CARE 5.8%
Novartis AG	20,093	1,124
Roche Holding AG	7,962	1,375

Total Switzerland		2,499

THAILAND 1.4%

INDUSTRIALS 1.4%
Bangkok Expressway PCL	803,000	616

Total Thailand		616

UNITED KINGDOM 11.8%

CONSUMER STAPLES 3.0%
Reckitt Benckiser Group PLC	16,425	868
SABMiller PLC	10,849	435

		1,303

FINANCIALS 2.9%
HSBC Holdings PLC	94,746	835
IG Group Holdings PLC	55,520	417

		1,252

INDUSTRIALS 4.0%
Carillion PLC	184,540	800
G4S PLC	217,193	949

		1,749

TELECOMMUNICATION SERVICES 1.9%
Vodafone Group PLC	285,807	803

Total United Kingdom		5,107

UNITED STATES 22.4%

CONSUMER STAPLES 2.1%
Wal-Mart Stores, Inc.	13,222	922

FINANCIALS 5.7%
JPMorgan Chase & Co.	18,127	648
Solar Capital Ltd.	25,712	572
Solar Senior Capital Ltd.	16,458	278
U.S. Bancorp	30,157	970

		2,468

HEALTH CARE 8.2%
Baxter International, Inc.	19,782	1,051
Medtronic, Inc.	31,104	1,205

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	41

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

		SHARES	MARKET VALUE (000S)
Pfizer, Inc.		55,824	$1,284

			3,540

INDUSTRIALS 1.5%
Lockheed Martin Corp.		7,512	654

INFORMATION TECHNOLOGY 3.8%
Intel Corp.		20,429	544
Microsoft Corp.		35,980	1,101

			1,645

MATERIALS 1.1%
E.I. du Pont de Nemours & Co.		9,389	475

Total United States			9,704

Total Common Stocks (Cost $32,748)			32,225

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 16.1%

AUSTRIA 0.2%

INDUSTRIALS 0.2%
OGX Austria GmbH
8.500% due 06/01/2018		$100	89

Total Austria			89

BRAZIL 0.5%

INDUSTRIALS 0.5%
Braskem Finance Ltd.
7.000% due 05/07/2020		$100	110
Petrobras International Finance Co.
5.375% due 01/27/2021		100	108

Total Brazil			218

CAYMAN ISLANDS 0.9%

BANKING & FINANCE 0.6%
IPIC GMTN Ltd.
5.000% due 11/15/2020		$250	268

UTILITIES 0.3%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		98	103

Total Cayman Islands			371

FINLAND 0.3%

INDUSTRIALS 0.3%
Nokia OYJ
6.750% due 02/04/2019	EUR	100	110

Total Finland			110

FRANCE 0.6%

BANKING & FINANCE 0.6%
Banque PSA Finance S.A.
2.361% due 04/04/2014		$50	48
Caisse Centrale du Credit Immobilier de France S.A.
3.593% due 08/09/2013	EUR	100	123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RCI Banque S.A.
4.600% due 04/12/2016		$100	$100

Total France			271

GERMANY 0.3%

INDUSTRIALS 0.3%
Kinove German Bondco GmbH
10.000% due 06/15/2018	EUR	100	129

Total Germany			129

IRELAND 1.0%

INDUSTRIALS 0.3%
RZD Capital Ltd.
5.739% due 04/03/2017		$100	107

UTILITIES 0.7%
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		300	314

Total Ireland			421

JAPAN 0.3%

UTILITIES 0.3%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	100	126

Total Japan			126

LUXEMBOURG 1.6%

BANKING & FINANCE 0.3%
Fiat Finance & Trade S.A.
7.625% due 09/15/2014	EUR	100	131

INDUSTRIALS 1.0%
ArcelorMittal
7.000% due 10/15/2039		$100	98
INEOS Group Holdings S.A.
8.500% due 02/15/2016		100	92
OXEA Finance & Cy S.C.A.
9.625% due 07/15/2017	EUR	90	122
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020		100	126

			438

UTILITIES 0.3%
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		$100	112

Total Luxembourg			681

MEXICO 0.4%

INDUSTRIALS 0.2%
America Movil S.A.B. de C.V.
8.460% due 12/18/2036	MXN	1,000	79

UTILITIES 0.2%
Petroleos Mexicanos
6.500% due 06/02/2041		$100	117

Total Mexico			196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.5%

INDUSTRIALS 0.5%
Schaeffler Finance BV
7.750% due 02/15/2017		$100	$105
UPC Holding BV
9.875% due 04/15/2018		100	110

Total Netherlands			215

NORWAY 0.3%

BANKING & FINANCE 0.3%
Eksportfinans ASA
1.600% due 03/20/2014	JPY	10,000	119

Total Norway			119

QATAR 0.9%

INDUSTRIALS 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		$100	112

UTILITIES 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		250	287

Total Qatar			399

SOUTH KOREA 0.2%

BANKING & FINANCE 0.2%
Export-Import Bank of Korea
4.125% due 09/09/2015		$100	107

Total South Korea			107

UNITED ARAB EMIRATES 0.2%

INDUSTRIALS 0.2%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$80	88

Total United Arab Emirates			88

UNITED KINGDOM 1.7%

BANKING & FINANCE 1.7%
Abbey National Treasury Services PLC
2.046% due 04/25/2014		$100	96
FCE Bank PLC
5.125% due 11/16/2015	GBP	100	165
LBG Capital PLC
15.000% due 12/21/2019		100	189
Royal Bank of Scotland Group PLC
6.934% due 04/09/2018	EUR	100	117
Virgin Media Secured Finance PLC
7.000% due 01/15/2018	GBP	100	169

Total United Kingdom			736

UNITED STATES 5.5%

BANKING & FINANCE 1.7%
Ally Financial, Inc.
6.750% due 12/01/2014		$100	106
Bank of America Corp.
6.000% due 09/01/2017		100	108
Cantor Fitzgerald LP
7.875% due 10/15/2019		100	100
Goldman Sachs Group, Inc.
5.250% due 07/27/2021		100	102

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
6.500% due 09/01/2014		$100	$106
Morgan Stanley
7.300% due 05/13/2019		100	108
SLM Corp.
0.992% due 06/17/2013	EUR	100	123

			753

INDUSTRIALS 3.3%
Altria Group, Inc.
10.200% due 02/06/2039		$100	163
Brocade Communications Systems, Inc.
6.625% due 01/15/2018		100	105
CONSOL Energy, Inc.
8.000% due 04/01/2017		100	104
Crown Castle Towers LLC
6.113% due 01/15/2040		100	116
CVS Pass-Through Trust
8.353% due 07/10/2031		95	124
HCA, Inc.
6.500% due 02/15/2020		100	109
HD Supply, Inc.
8.125% due 04/15/2019		100	108
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		100	103
Reynolds Group Issuer, Inc.
9.875% due 08/15/2019		100	104
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	92
Tyson Foods, Inc.
4.500% due 06/15/2022		100	104
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		100	102
Warner Chilcott Co. LLC
7.750% due 09/15/2018		100	108

			1,442

UTILITIES 0.5%
NGPL PipeCo LLC
9.625% due 06/01/2019		100	107
NRG Energy, Inc.
7.875% due 05/15/2021		100	102

			209

Total United States			2,404

VIRGIN ISLANDS (BRITISH) 0.7%

INDUSTRIALS 0.4%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$200	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%
TNK-BP Finance S.A.
7.875% due 03/13/2018		$100	$115

Total Virgin Islands (British)			306

Total Corporate Bonds & Notes (Cost $6,824)			6,986

MORTGAGE-BACKED SECURITIES 0.4%

UNITED STATES 0.4%
Banc of America Funding Corp.
5.532% due 05/20/2036		$87	80
Banc of America Mortgage Securities, Inc.
5.631% due 11/20/2046		50	40
Countrywide Home Loan Mortgage Pass-Through Trust
0.745% due 07/25/2037 ^		108	59
Credit Suisse Mortgage Capital Certificates
5.000% due 03/25/2037		10	9
Harborview Mortgage Loan Trust
0.584% due 06/20/2035		7	5

Total Mortgage-Backed Securities (Cost $181)			193

MUNICIPAL BONDS & NOTES 0.3%

MICHIGAN 0.2%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034		$100	74

Total Michigan			74

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		100	64

Total Virginia			64

Total Municipal Bonds & Notes (Cost $141)			138

SOVEREIGN ISSUES 0.9%

CANADA 0.5%
Province of Ontario
3.150% due 06/02/2022	CAD	100	102
Province of Quebec
4.500% due 12/01/2018		100	111

Total Canada			213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.2%
Mexico Government International Bond
6.000% due 06/18/2015	MXN	1,000	$78

Total Mexico			78

SOUTH AFRICA 0.2%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	750	97

Total South Africa			97

Total Sovereign Issues (Cost $391)			388

SHORT-TERM INSTRUMENTS 6.8%

REPURCHASE AGREEMENTS 3.5%
Credit Suisse Securities (USA) LLC
0.180% due 07/02/2012		$900	900
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $922. Repurchase proceeds are $900.)
State Street Bank and Trust Co.
0.010% due 07/02/2012		625	625
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $639. Repurchase proceeds are $625.)

			1,525

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 3.3%
PIMCO Short-Term Floating NAV Portfolio		140,862	1,411

Total Short-Term Instruments (Cost $2,936)			2,936

Total Investments 98.9% (Cost $43,277)			$42,932

Other Assets and Liabilities (Net) 1.1%			480

Net Assets 100.0%			$43,412

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Affiliated to the Fund.
(b)	Cash of $33 has been pledged as collateral for the following open futures contracts on June 30, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Japanese yen currency September Futures	Long	09/2012	9	$(21)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	43

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

(c)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	AUD	398		$393	CBK	$0	$(14)	$(14)
07/2012		481		467	JPM	0	(25)	(25)
07/2012	CHF	80		84	DUB	0	(1)	(1)
07/2012	EUR	186		233	CBK	0	(2)	(2)
07/2012		1,599		2,000	UAG	0	(24)	(24)
07/2012	GBP	211		326	BRC	0	(4)	(4)
07/2012		1,873		2,896	UAG	0	(38)	(38)
07/2012	NOK	322		53	BOA	0	(1)	(1)
07/2012		371		61	BRC	0	(1)	(1)
07/2012		1,579		263	DUB	0	(3)	(3)
07/2012		323		53	FBF	0	(1)	(1)
07/2012		323		53	UAG	0	(1)	(1)
07/2012	$	880	AUD	879	BRC	20	0	20
07/2012		83	CHF	80	BRC	2	0	2
07/2012		2,218	EUR	1,785	BRC	41	0	41
07/2012		3,230	GBP	2,084	BRC	34	0	34
07/2012		481	NOK	2,918	BRC	9	0	9
07/2012		208	ZAR	1,668	BRC	0	(4)	(4)
07/2012	ZAR	3,792		$459	BRC	4	(8)	(4)
07/2012		1,544		197	CBK	9	0	9
07/2012		4,934		619	DUB	21	(3)	18
07/2012		792		101	HUS	5	0	5
07/2012		5,741		666	JPM	0	(34)	(34)
08/2012	AUD	879		878	BRC	0	(19)	(19)
08/2012	BRL	486		249	BRC	8	0	8
08/2012		61		30	HUS	0	0	0
08/2012		372		188	MSC	4	0	4
08/2012	CHF	80		83	BRC	0	(2)	(2)
08/2012		189		198	CBK	0	(2)	(2)
08/2012		883		940	HUS	8	0	8
08/2012	CZK	3,267		163	JPM	1	0	1
08/2012		7,506		399	UAG	26	0	26
08/2012	EUR	1,785		2,219	BRC	0	(41)	(41)
08/2012	GBP	2,084		3,230	BRC	0	(34)	(34)
08/2012		81		127	FBF	0	0	0
08/2012	NOK	2,918		481	BRC	0	(9)	(9)
08/2012	THB	14,938		483	HUS	14	0	14
08/2012		3,009		96	JPM	1	0	1

						$207	$(271)	$(64)

(d)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Asset-Backed Securities
United States	$0	$66	$0	$66
Common Stocks
Australia
Industrials	0	334	0	334
Materials	0	597	0	597
Brazil
Utilities	480	0	0	480
Canada
Consumer Discretionary	981	0	0	981
Energy	1,371	0	0	1,371
China
Industrials	0	1,520	0	1,520
Czech Republic
Utilities	523	0	0	523

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
France
Energy	$0	$836	$0	$836
Health Care	0	829	0	829
Hong Kong
Consumer Discretionary	0	305	0	305
Industrials	0	619	0	619
Materials	0	396	0	396
Telecommunication Services	0	347	0	347
Italy
Industrials	0	165	0	165
Macau
Consumer Discretionary	0	583	0	583
Netherlands
Energy	0	516	0	516
Norway
Industrials	0	650	0	650

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Qatar
Utilities	$0	$399	$0	$399
South Africa
Health Care	0	518	0	518
Materials	485	273	0	758
Telecommunication Services	0	558	0	558
Spain
Utilities	0	1,014	0	1,014
Switzerland
Health Care	0	2,499	0	2,499
Thailand
Industrials	0	616	0	616
United Kingdom
Consumer Staples	0	1,303	0	1,303
Financials	0	1,252	0	1,252
Industrials	0	1,749	0	1,749
Telecommunication Services	0	803	0	803
United States
Consumer Staples	922	0	0	922
Financials	2,468	0	0	2,468
Health Care	3,540	0	0	3,540
Industrials	654	0	0	654
Information Technology	1,645	0	0	1,645
Materials	475	0	0	475
Corporate Bonds & Notes
Austria
Industrials	0	89	0	89
Brazil
Industrials	0	218	0	218
Cayman Islands
Banking & Finance	0	268	0	268
Utilities	0	103	0	103
Finland
Industrials	0	110	0	110
France
Banking & Finance	0	271	0	271
Germany
Industrials	0	129	0	129
Ireland
Industrials	0	107	0	107
Utilities	0	314	0	314
Japan
Utilities	0	126	0	126
Luxembourg
Banking & Finance	0	131	0	131
Industrials	0	438	0	438
Utilities	0	112	0	112

Category and Subcategory (3)	Level 1 (4)		Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Mexico
Industrials	$0		$79	$0	$79
Utilities	0		117	0	117
Netherlands
Industrials	0		215	0	215
Norway
Banking & Finance	0		119	0	119
Qatar
Industrials	0		112	0	112
Utilities	0		287	0	287
South Korea
Banking & Finance	0		107	0	107
United Arab Emirates
Industrials	0		88	0	88
United Kingdom
Banking & Finance	0		736	0	736
United States
Banking & Finance	0		753	0	753
Industrials	0		1,340	102	1,442
Utilities	0		209	0	209
Virgin Islands (British)
Industrials	0		191	0	191
Utilities	0		115	0	115
Mortgage-Backed Securities
United States	0		193	0	193
Municipal Bonds & Notes
Michigan	0		74	0	74
Virginia	0		64	0	64
Sovereign Issues
Canada	0		213	0	213
Mexico	0		78	0	78
South Africa	0		97	0	97
Short-Term Instruments
Repurchase Agreements	0		1,525	0	1,525
PIMCO Short-Term Floating NAV Portfolio	1,411		0	0	1,411
	$14,955		$27,875	$102	$42,932

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0		$207	$0	$207

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$(21	) $	(271)	$0	$(292)

Totals	$14,934		$27,811	$102	$42,847

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2012:

Category and Subcategory (3)	Beginning Balance at 12/14/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2012 (8)
Investments, at value
Corporate Bonds & Notes
United States
Industrials	$0	$102	$0	$0	$0	$0	$0	$0	$102	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	45

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

June 30, 2012

(e)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$207	$0	$207

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$8	$0	$8
Unrealized depreciation on foreign currency contracts	0	0	0	271	0	271

	$0	$0	$0	$279	$0	$279

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts	$0	$0	$0	$30	$0	$30
Net realized gain on foreign currency transactions	0	0	0	242	0	242

	$0	$0	$0	$272	$0	$272

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on futures contracts	$0	$0	$0	$(21)	$0	$(21)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(64)	0	(64)

	$0	$0	$0	$(85)	$0	$(85)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(21) as reported in the Notes to Schedule of Investments.

(f)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1)	$0	$(1)
BRC	(4)	0	(4)
CBK	(9)	0	(9)
DUB	14	0	14
FBF	(1)	0	(1)
HUS	27	0	27
JPM	(57)	0	(57)
MSC	4	0	4
UAG	(37)	0	(37)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqSTM Dividend Fund

June 30, 2012

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 95.1%

AUSTRALIA 2.8%

INDUSTRIALS 1.0%
Ausdrill Ltd.	907,067	$3,215

MATERIALS 1.8%
Kingsgate Consolidated Ltd.	1,170,295	5,855

Total Australia		9,070

BRAZIL 1.5%

UTILITIES 1.5%
Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	61,997	4,703

Total Brazil		4,703

CANADA 7.4%

CONSUMER DISCRETIONARY 3.0%
Aimia, Inc.	712,044	9,477

ENERGY 4.4%
Canadian Oil Sands Ltd.	519,725	10,067
Poseidon Concepts Corp.	336,069	4,116

		14,183

Total Canada		23,660

CHINA 3.5%

INDUSTRIALS 3.5%
Guangshen Railway Co. Ltd. ‘H’	8,054,000	2,436
Jiangsu Expressway Co. Ltd. ‘H’	4,754,000	4,463
Zhejiang Expressway Co. Ltd. ‘H’	6,664,000	4,405

Total China		11,304

CZECH REPUBLIC 1.6%

UTILITIES 1.6%
CEZ A/S	146,799	5,073

Total Czech Republic		5,073

FRANCE 5.0%

ENERGY 2.5%
Total S.A.	179,880	8,096

HEALTH CARE 2.5%
Sanofi	107,340	8,126

Total France		16,222

HONG KONG 3.9%

CONSUMER DISCRETIONARY 0.9%
Tianneng Power International Ltd.	5,514,000	2,940

INDUSTRIALS 1.4%
Yuexiu Transport Infrastructure Ltd.	9,118,000	4,503

	SHARES	MARKET VALUE (000S)
MATERIALS 0.6%
Huabao International Holdings Ltd.	3,909,000	$1,944

TELECOMMUNICATION SERVICES 1.0%
SmarTone Telecommunications Holdings Ltd.	1,577,000	3,049

Total Hong Kong		12,436

ITALY 0.5%

INDUSTRIALS 0.5%
Societa Iniziative Autostradali e Servizi SpA	223,388	1,574

Total Italy		1,574

MACAU 1.7%

CONSUMER DISCRETIONARY 1.7%
Wynn Macau Ltd.	2,365,200	5,594

Total Macau		5,594

NETHERLANDS 1.6%

ENERGY 1.6%
Royal Dutch Shell PLC ‘A’	150,874	5,083

Total Netherlands		5,083

NORWAY 2.0%

INDUSTRIALS 2.0%
Orkla ASA	876,056	6,357

Total Norway		6,357

QATAR 0.9%

UTILITIES 0.9%
Qatar Electricity & Water Co.	83,567	3,068

Total Qatar		3,068

SOUTH AFRICA 5.5%

HEALTH CARE 1.6%
Life Healthcare Group Holdings Ltd.	1,304,251	4,974

MATERIALS 2.2%
Gold Fields Ltd.	149,173	1,898
Gold Fields Ltd. SP - ADR	415,007	5,316

		7,214

TELECOMMUNICATION SERVICES 1.7%
Vodacom Group Ltd.	470,947	5,364

Total South Africa		17,552

SPAIN 3.1%

UTILITIES 3.1%
Enagas S.A.	542,930	9,906

Total Spain		9,906

	SHARES	MARKET VALUE (000S)
SWITZERLAND 7.6%

HEALTH CARE 7.6%
Novartis AG	196,259	$10,973
Roche Holding AG	78,513	13,562

Total Switzerland		24,535

THAILAND 1.5%

INDUSTRIALS 1.5%
Bangkok Expressway PCL	6,142,600	4,713

Total Thailand		4,713

UNITED KINGDOM 15.5%

CONSUMER STAPLES 4.0%
Reckitt Benckiser Group PLC	158,550	8,380
SABMiller PLC	106,972	4,292

		12,672

FINANCIALS 3.8%
HSBC Holdings PLC	927,769	8,175
IG Group Holdings PLC	544,263	4,091

		12,266

INDUSTRIALS 5.3%
Carillion PLC	1,827,084	7,915
G4S PLC	2,113,596	9,238

		17,153

TELECOMMUNICATION SERVICES 2.4%
Vodafone Group PLC	2,749,198	7,727

Total United Kingdom		49,818

UNITED STATES 29.5%

CONSUMER STAPLES 2.7%
Wal-Mart Stores, Inc.	124,063	8,650

FINANCIALS 7.3%
JPMorgan Chase & Co.	178,361	6,373
Solar Capital Ltd.	246,686	5,491
Solar Senior Capital Ltd.	126,651	2,140
U.S. Bancorp	292,442	9,405

		23,409

HEALTH CARE 10.9%
Baxter International, Inc.	207,780	11,044
Medtronic, Inc.	300,889	11,653
Pfizer, Inc.	539,036	12,398

		35,095

INDUSTRIALS 2.0%
Lockheed Martin Corp.	72,938	6,352

INFORMATION TECHNOLOGY 5.1%
Intel Corp.	198,304	5,285
Microsoft Corp.	362,868	11,100

		16,385

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	47

Schedule of Investments PIMCO EqSTM Dividend Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 1.5%
E.I. du Pont de Nemours & Co.	91,898	$4,647

Total United States		94,538

Total Common Stocks (Cost $305,002)		305,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.7%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 07/02/2012	$519	$519

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $530. Repurchase proceeds are $519.)

U.S. TREASURY BILLS 0.1%
0.168% due 05/02/2013 (b)	400	399

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 4.4%
PIMCO Short-Term Floating NAV Portfolio	1,399,567	$14,024

Total Short-Term Instruments (Cost $14,944)		14,942

Total Investments 99.8% (Cost $319,946)		$320,148

Other Assets and Liabilities (Net) 0.2%		502

Net Assets 100.0%		$320,650

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Securities with an aggregate market value of $399 have been pledged as collateral as of June 30, 2012 for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(c)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	AUD	5,901		$5,825	CBK	$0	$(215)	$(215)
07/2012		2,591		2,518	JPM	0	(134)	(134)
07/2012	CHF	2,575		2,695	DUB	0	(18)	(18)
07/2012	EUR	5,334		6,693	CBK	0	(57)	(57)
07/2012		11,985		14,988	UAG	0	(179)	(179)
07/2012	GBP	6,334		9,800	BRC	0	(120)	(120)
07/2012		14,445		22,333	UAG	0	(290)	(290)
07/2012	NOK	3,166		522	BOA	0	(10)	(10)
07/2012		8,480		1,394	BRC	0	(32)	(32)
07/2012		10,035		1,669	DUB	0	(17)	(17)
07/2012		3,166		523	FBF	0	(9)	(9)
07/2012		3,166		520	UAG	0	(12)	(12)
07/2012	$	8,503	AUD	8,492	BRC	189	0	189
07/2012		2,664	CHF	2,575	BRC	49	0	49
07/2012		21,523	EUR	17,319	BRC	395	0	395
07/2012		31,884	GBP	20,573	BRC	337	0	337
07/2012		319		206	UAG	3	0	3
07/2012		4,618	NOK	28,013	BRC	91	0	91
07/2012		1,859	ZAR	14,939	BRC	0	(38)	(38)
07/2012	ZAR	38,487		$4,587	BRC	0	(105)	(105)
07/2012		3,216		410	CBK	18	0	18
07/2012		36,439		4,537	DUB	130	(35)	95
07/2012		10,015		1,283	HUS	62	0	62
07/2012		71,609		8,340	JPM	0	(389)	(389)
08/2012	AUD	8,492		8,479	BRC	0	(188)	(188)
08/2012	BRL	3,662		1,873	BRC	61	0	61
08/2012		2,583		1,266	HUS	0	(12)	(12)
08/2012		2,680		1,355	MSC	29	0	29
08/2012	CHF	2,575		2,666	BRC	0	(49)	(49)
08/2012		3,927		4,110	CBK	0	(33)	(33)
08/2012		5,117		5,445	HUS	47	0	47
08/2012	CZK	61,114		3,048	JPM	26	(8)	18
08/2012		43,821		2,327	UAG	154	0	154
08/2012	EUR	17,319		21,528	BRC	0	(394)	(394)
08/2012	GBP	20,573		31,881	BRC	0	(337)	(337)
08/2012		1,276		1,995	FBF	0	(3)	(3)
08/2012	NOK	28,013		4,613	BRC	0	(91)	(91)
08/2012	THB	89,130		2,884	HUS	83	0	83
08/2012		47,010		1,496	JPM	19	0	19

						$1,693	$(2,775)	$(1,082)

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

(d)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Common Stocks
Australia
Industrials	$0	$3,215	$0	$3,215
Materials	0	5,855	0	5,855
Brazil
Utilities	4,703	0	0	4,703
Canada
Consumer Discretionary	9,477	0	0	9,477
Energy	14,183	0	0	14,183
China
Industrials	0	11,304	0	11,304
Czech Republic
Utilities	5,073	0	0	5,073
France
Energy	0	8,096	0	8,096
Health Care	0	8,126	0	8,126
Hong Kong
Consumer Discretionary	0	2,940	0	2,940
Industrials	0	4,503	0	4,503
Materials	0	1,944	0	1,944
Telecommunication Services	0	3,049	0	3,049
Italy
Industrials	0	1,574	0	1,574
Macau
Consumer Discretionary	0	5,594	0	5,594
Netherlands
Energy	0	5,083	0	5,083
Norway
Industrials	0	6,357	0	6,357
Qatar
Utilities	0	3,068	0	3,068
South Africa
Health Care	0	4,974	0	4,974

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Materials	$5,316	$1,898	$0	$7,214
Telecommunication Services	0	5,364	0	5,364
Spain
Utilities	0	9,906	0	9,906
Switzerland
Health Care	0	24,535	0	24,535
Thailand
Industrials	0	4,713	0	4,713
United Kingdom
Consumer Staples	0	12,672	0	12,672
Financials	0	12,266	0	12,266
Industrials	0	17,153	0	17,153
Telecommunication Services	0	7,727	0	7,727
United States
Consumer Staples	8,650	0	0	8,650
Financials	23,409	0	0	23,409
Health Care	35,095	0	0	35,095
Industrials	6,352	0	0	6,352
Information Technology	16,385	0	0	16,385
Materials	4,647	0	0	4,647
Short-Term Instruments
Repurchase Agreements	0	519	0	519
U.S. Treasury Bills	0	399	0	399
PIMCO Short-Term Floating NAV Portfolio	14,024	0	0	14,024
	$147,314	$172,834	$0	$320,148

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$1,693	$0	$1,693

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(2,775)	$0	$(2,775)

Totals	$147,314	$171,752	$0	$319,066

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(e)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$1,693	$0	$1,693

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$2,775	$0	$2,775

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	49

Schedule of Investments PIMCO EqSTM Dividend Fund (Cont.)

June 30, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency transactions	$0	$0	$0	$1,657	$0	$1,657

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(1,082)	$0	$(1,082)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(f)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(10)	$0	$(10)
BRC	(232)	0	(232)
CBK	(287)	0	(287)
DUB	60	(210)	(150)
FBF	(12)	0	(12)
HUS	180	(330)	(150)
JPM	(486)	140	(346)
MSC	29	(280)	(251)
UAG	(324)	259	(65)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqSTM Emerging Markets Fund

June 30, 2012

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 75.6%

BERMUDA 0.5%

ENERGY 0.5%
Seadrill Ltd.	75,353	$2,687

Total Bermuda		2,687

BRAZIL 6.0%

CONSUMER DISCRETIONARY 1.5%
Anhanguera Educacional Participacoes S.A.	446,800	5,695
Lojas Renner S.A.	79,400	2,228

		7,923

CONSUMER STAPLES 2.1%
Cia de Bebidas das Americas SP - ADR	218,696	8,383
Hypermarcas S.A.	405,800	2,398

		10,781

FINANCIALS 2.1%
Banco do Brasil S.A.	3,100	30
Itau Unibanco Holding S.A. SP - ADR	795,249	11,070

		11,100

HEALTH CARE 0.3%
Diagnosticos da America S.A.	226,900	1,492

Total Brazil		31,296

CANADA 1.6%

ENERGY 0.7%
Uranium One, Inc. (a)	1,433,165	3,646

MATERIALS 0.9%
Ivanhoe Mines Ltd. (a)	456,840	4,422

Total Canada		8,068

CHINA 8.7%

CONSUMER STAPLES 1.5%
Shenguan Holdings Group Ltd.	13,230,000	7,670

FINANCIALS 2.1%
China Construction Bank Corp. ‘H’	10,625,000	7,340
New China Life Insurance Co. Ltd. ‘H’	939,400	3,627

		10,967

INDUSTRIALS 2.7%
China Automation Group Ltd.	7,231,000	1,735
First Tractor Co. Ltd. ‘H’	4,568,000	3,690
Jiangsu Expressway Co. Ltd. ‘H’	5,954,000	5,590
Yuanda China Holdings Ltd.	25,684,000	2,886

		13,901

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.6%
Hollysys Automation Technologies Ltd. (a)	398,430	$3,395

MATERIALS 1.8%
China Shanshui Cement Group Ltd.	8,671,000	5,937
Xingda International Holdings Ltd.	10,222,000	3,378

		9,315

Total China		45,248

CYPRUS 0.8%

INDUSTRIALS 0.8%
Global Ports Investment PLC SP - GDR	308,215	4,207

Total Cyprus		4,207

CZECH REPUBLIC 1.2%

UTILITIES 1.2%
CEZ A/S	173,283	5,988

Total Czech Republic		5,988

DENMARK 1.3%

CONSUMER STAPLES 1.3%
Carlsberg A/S ‘B’	82,971	6,549

Total Denmark		6,549

HONG KONG 10.2%

CONSUMER DISCRETIONARY 0.9%
Melco Crown Entertainment Ltd. ADR (a)	395,407	4,555

CONSUMER STAPLES 1.3%
China Mengniu Dairy Co. Ltd.	1,553,000	4,143
Real Nutriceutical Group Ltd.	13,283,000	2,959

		7,102

FINANCIALS 3.7%
AIA Group Ltd.	3,882,000	13,409
Glorious Property Holdings Ltd.	32,691,000	5,785

		19,194

INDUSTRIALS 0.6%
Shanghai Industrial Holdings Ltd.	1,227,000	3,258

INFORMATION TECHNOLOGY 0.6%
China High Precision Automation Group Ltd.	8,446,000	2,983

TELECOMMUNICATION SERVICES 3.1%
China Mobile Ltd.	1,450,000	15,936

Total Hong Kong		53,028

INDIA 2.6%

FINANCIALS 1.9%
Bank of Baroda	146,734	1,936

	SHARES	MARKET VALUE (000S)
Housing Development Finance Corp.	401,009	$4,711
Yes Bank Ltd.	576,901	3,524

		10,171

INDUSTRIALS 0.3%
Bharat Electronics Ltd.	56,603	1,368

INFORMATION TECHNOLOGY 0.3%
Rolta India Ltd.	1,016,230	1,475

TELECOMMUNICATION SERVICES 0.1%
Idea Cellular Ltd. (a)	482,060	658

Total India		13,672

ISRAEL 4.6%

HEALTH CARE 1.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	186,175	7,343

MATERIALS 2.2%
Israel Chemicals Ltd.	1,008,232	11,167

TELECOMMUNICATION SERVICES 1.0%
Bezeq The Israeli Telecommunication Corp. Ltd.	4,838,122	5,145

Total Israel		23,655

ITALY 1.0%

CONSUMER DISCRETIONARY 1.0%
Fiat SpA	1,049,435	5,291

Total Italy		5,291

JAPAN 1.9%

CONSUMER DISCRETIONARY 1.9%
Honda Motor Co. Ltd.	277,900	9,697

Total Japan		9,697

KAZAKHSTAN 1.3%

ENERGY 1.3%
KazMunaiGas Exploration Production SP - GDR	405,041	6,845

Total Kazakhstan		6,845

MACAU 1.2%

CONSUMER DISCRETIONARY 1.2%
Wynn Macau Ltd.	2,716,000	6,423

Total Macau		6,423

MEXICO 1.4%

CONSUMER DISCRETIONARY 0.6%
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	3,303,600	3,180

CONSUMER STAPLES 0.8%
Wal-Mart de Mexico S.A.B. de C.V. ‘V’	1,414,800	3,785

Total Mexico		6,965

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	51

Schedule of Investments PIMCO EqSTM Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
NETHERLANDS 0.5%

ENERGY 0.5%
SBM Offshore NV	189,817	$2,631

Total Netherlands		2,631

PERU 1.8%

FINANCIALS 1.8%
Credicorp Ltd.	73,431	9,244

Total Peru		9,244

PHILIPPINES 1.7%

UTILITIES 1.7%
First Gen Corp. (a)	21,130,200	8,873

Total Philippines		8,873

QATAR 0.8%

FINANCIALS 0.8%
Commercial Bank of Qatar QSC	218,788	4,144

Total Qatar		4,144

RUSSIA 5.2%

CONSUMER STAPLES 1.4%
X5 Retail Group NV SP - GDR (a)	325,703	7,450

ENERGY 1.4%
NovaTek OAO SP - GDR	67,627	7,173

INDUSTRIALS 0.7%
Globaltrans Investment PLC SP - GDR	207,805	3,752

MATERIALS 1.7%
Magnitogorsk Iron & Steel Works SP - GDR	1,376,167	5,091
Mechel SP - ADR	970,857	3,673

		8,764

Total Russia		27,139

SINGAPORE 1.2%

ENERGY 0.9%
Sakari Resources Ltd.	4,227,000	4,628

INDUSTRIALS 0.3%
Hutchison Port Holdings Trust	1,866,000	1,334

Total Singapore		5,962

SOUTH AFRICA 4.3%

CONSUMER STAPLES 2.3%
Shoprite Holdings Ltd.	303,319	5,600
Tongaat Hulett Ltd.	417,968	6,396

		11,996

MATERIALS 1.8%
AngloGold Ashanti Ltd. SP - ADR	181,544	6,234

	SHARES	MARKET VALUE (000S)
Harmony Gold Mining Co. Ltd.	59,562	$557
Harmony Gold Mining Co. Ltd. SP - ADR	278,551	2,618

		9,409

TELECOMMUNICATION SERVICES 0.2%
MTN Group Ltd.	56,811	984

Total South Africa		22,389

SOUTH KOREA 4.2%

CONSUMER DISCRETIONARY 1.8%
GS Home Shopping, Inc.	48,364	4,086
Hyundai Mobis	22,522	5,459

		9,545

FINANCIALS 0.5%
Korean Reinsurance Co.	246,460	2,416

INDUSTRIALS 0.8%
Samsung Techwin Co. Ltd.	57,770	3,935

INFORMATION TECHNOLOGY 0.2%
Jusung Engineering Co. Ltd. (a)	200,392	1,320

MATERIALS 0.9%
LG Chem Ltd.	18,336	4,747

Total South Korea		21,963

TAIWAN 4.4%

FINANCIALS 0.6%
Huaku Development Co. Ltd.	1,317,293	3,218

INFORMATION TECHNOLOGY 3.8%
Chicony Electronics Co. Ltd.	1,845,435	3,426
E Ink Holdings, Inc.	2,749,000	3,047
Hon Hai Precision Industry Co. Ltd.	4,419,900	13,364

		19,837

Total Taiwan		23,055

THAILAND 2.9%

CONSUMER STAPLES 0.8%
Thai Beverage PCL	15,949,000	4,281

FINANCIALS 1.1%
Tisco Financial Group PCL	4,551,200	5,576

INDUSTRIALS 1.0%
Thai Airways International PCL	7,345,400	5,025

Total Thailand		14,882

TURKEY 1.2%

TELECOMMUNICATION SERVICES 1.2%
Turk Telekomunikasyon A/S	1,541,310	6,308

Total Turkey		6,308

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 3.1%

CONSUMER STAPLES 1.1%
British American Tobacco PLC	111,736	$5,681

ENERGY 1.2%
Afren PLC (a)	3,843,017	6,247

MATERIALS 0.8%
Petropavlovsk PLC	604,517	4,331

Total United Kingdom		16,259

Total Common Stocks (Cost $433,718)		392,468

	UNITS
EQUITY-LINKED SECURITIES 1.4%

INDIA 0.9%

FINANCIALS 0.4%
JPMorgan Chase & Co.
Bank of Baroda - Exp. 05/05/2016	78,276	1,033
Merrill Lynch International & Co.
Bank of Baroda - Exp. 01/07/2016	57,030	753
Yes Bank Ltd. - Exp. 09/14/2015	35,317	216

		2,002

INDUSTRIALS 0.5%
JPMorgan Chase & Co.
Bharat Electronics Ltd. - Exp. 08/02/2016	22,959	554
Merrill Lynch International & Co.
Bharat Electronics Ltd. - Exp. 03/22/2016	78,400	1,893

		2,447

TELECOMMUNICATION SERVICES 0.0%
JPMorgan Chase & Co.
Idea Cellular Ltd. - Exp. 07/25/2016	90,792	124

Total India		4,573

NIGERIA 0.5%

CONSUMER STAPLES 0.5%
HSBC Bank PLC
Guinness Nigeria PLC - Exp. 12/09/2014	545,745	764
Nigerian Breweries PLC - Exp. 12/09/2014	3,066,979	1,908
Merrill Lynch International & Co.
Guinness Nigeria PLC - Exp. 11/10/2014	9,882	14
Nigerian Breweries PLC - Exp. 11/10/2014	251,197	156

Total Nigeria		2,842

Total Equity-Linked Securities (Cost $9,630)		7,415

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 4.5%

HONG KONG 1.4%
BOCI-Prudential - W.I.S.E. Fund	2,019,200	$7,171

Total Hong Kong		7,171

LUXEMBOURG 0.5%
db x-trackers - CSI300 Index ETF	3,728,100	2,878

Total Luxembourg		2,878

UNITED STATES 2.6%
ETFS Palladium Trust	98,603	5,653
Vanguard MSCI Emerging Markets ETF	194,792	7,782

Total United States		13,435

Total Exchange-Traded Funds (Cost $27,716)		23,484

PREFERRED STOCKS 6.2%

BRAZIL 0.3%

INDUSTRIALS 0.3%
Usinas Siderurgicas de Minas Gerais S.A.	436,700	1,374

Total Brazil		1,374

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 5.9%

INDUSTRIALS 5.9%
Samsung Electronics Co. Ltd.	46,343	$30,594

Total South Korea		30,594

Total Preferred Stocks (Cost $28,959)		31,968

RIGHTS 0.1%

CANADA 0.1%

MATERIALS 0.1%
Ivanhoe Mines Ltd. - Exp. 07/19/2012	456,840	421

Total Rights (Cost $0)		421

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 11.6%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 07/02/2012	$524	524

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $535. Repurchase proceeds are $524.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.4%
0.159% due 08/23/2012 - 06/27/2013 (b)(e)	$7,415	$7,408

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 10.1%
PIMCO Short-Term Floating NAV Portfolio	5,238,105	52,486

Total Short-Term Instruments (Cost $60,423)		60,418

PURCHASED OPTIONS (g) 0.5%
(Cost $3,105)		2,368

Total Investments 99.9% (Cost $563,551)		$518,542

Written Options (h) (0.3%) (Premiums $2,324)		(1,610)

Other Assets and Liabilities (Net) 0.4%		2,206

Net Assets 100.0%		$519,138

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Cash of $3,300 has been pledged as collateral as of June 30, 2012 for equity options, equity short sales, and other transactions in accordance with prime brokerage arrangements.
(e)	Securities with an aggregate market value of $7,408 have been pledged as collateral as of June 30, 2012 for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	OTC swap agreements outstanding on June 30, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums (Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BPS	(1.000%	)	12/20/2017	$	3,100	$13	$(25)	$38

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate (4)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	TNK-BP Holding	629,771	1-Month USD-LIBOR plus a specified spread	$	1,410	07/12/2012	BOA	$217
Receive	Banco do Brasil S.A.	138,700	1-Month USD-LIBOR plus a specified spread		1,302	08/15/2012	CBK	62
Receive	Brasil Insurance Participacoes e Administracao S.A.	90,000	1-Month USD-LIBOR plus a specified spread		881	08/15/2012	CBK	(81)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	53

Schedule of Investments PIMCO EqSTM Emerging Markets Fund (Cont.)

Total Return Swaps on Securities (Cont.)
Pay/Receive	Underlying Reference	# of Shares	Financing Rate (4)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Diagnosticos da America S.A.	91,800	1-Month USD-LIBOR plus a specified spread	$	630	08/15/2012	CBK	$(22)
Receive	Harmony Gold Mining Co., Ltd.	16,830	1-Month USD-LIBOR plus a specified spread		172	12/10/2012	CBK	(15)
Receive	MTN Group Ltd.	91,687	1-Month USD-LIBOR plus a specified spread		1,490	12/10/2012	CBK	88
Receive	Sasol Ltd.	18,432	1-Month USD-LIBOR plus a specified spread		801	12/10/2012	CBK	(31)
Receive	Brasil Insurance Participacoes e Administracao S.A.	2,781	1-Month USD-LIBOR plus a specified spread		27	08/15/2012	FBF	(3)
Receive	Diagnosticos da America S.A.	50,500	1-Month USD-LIBOR plus a specified spread		347	08/15/2012	FBF	(12)
Receive	Usinas Siderurgicas de Minas Gerais S.A.	29,100	1-Month USD-LIBOR plus a specified spread		106	08/13/2012	GST	(14)
Receive	AK Transneft OAO	2,225	1-Month USD-LIBOR plus a specified spread		3,173	01/14/2013	GST	115
Receive	TNK-BP Holding	910,646	1-Month USD-LIBOR plus a specified spread		2,038	05/24/2013	GST	61
Receive	Harmony Gold Mining Co., Ltd.	16,579	1-Month USD-LIBOR plus a specified spread		169	10/12/2012	JPM	6
Receive	Brasil Insurance Participacoes e Administracao S.A.	80,800	1-Month USD-LIBOR plus a specified spread		790	12/10/2012	JPM	(40)
Receive	Lojas Renner S.A.	106,700	1-Month USD-LIBOR plus a specified spread		3,147	12/14/2012	JPM	(149)
Receive	MTN Group Ltd.	201,321	1-Month USD-LIBOR plus a specified spread		3,271	04/19/2013	JPM	193
Receive	Sasol Ltd.	45,315	1-Month USD-LIBOR plus a specified spread		1,970	04/19/2013	JPM	(76)
Receive	Harmony Gold Mining Co., Ltd.	69,556	1-Month USD-LIBOR plus a specified spread		710	08/13/2012	MYI	(60)
Receive	Banco do Brasil S.A.	123,500	1-Month USD-LIBOR plus a specified spread		1,159	08/15/2012	MYI	55
Receive	Diagnosticos da America S.A.	89,300	1-Month USD-LIBOR plus a specified spread		613	08/15/2012	MYI	(21)
Receive	MTN Group Ltd.	158,328	1-Month USD-LIBOR plus a specified spread		2,573	08/15/2012	MYI	152
Receive	Hypermarcas S.A.	337,100	1-Month USD-LIBOR less a specified spread		1,984	02/06/2013	MYI	8
Receive	Huabao International Holdings Ltd.	3,531,000	1-Month USD-LIBOR less a specified spread		1,393	02/13/2013	MYI	332
Receive	TPK Holdings Co. Ltd.	348,590	1-Month USD-LIBOR less a specified spread		4,088	02/13/2013	MYI	432
Receive	Hypermarcas S.A.	133,800	1-Month USD-LIBOR less a specified spread		787	02/25/2013	MYI	3
Receive	Sasol Ltd.	53,331	1-Month USD-LIBOR plus a specified spread		2,319	03/22/2013	MYI	(89)
Receive	Banco do Brasil S.A.	130,900	1-Month USD-LIBOR plus a specified spread		1,229	08/01/2012	ULO	59
Receive	Diagnosticos da America S.A.	157,200	1-Month USD-LIBOR plus a specified spread		1,080	08/01/2012	ULO	(42)
Receive	Brasil Insurance Participacoes e Administracao S.A.	73,019	1-Month USD-LIBOR plus a specified spread		714	08/02/2012	ULO	(66)
Receive	Usinas Siderurgicas de Minas Gerais S.A.	148,100	1-Month USD-LIBOR plus a specified spread		540	08/17/2012	ULO	(74)
Receive	Bashneft OAO	633	1-Month USD-LIBOR plus a specified spread		32	01/17/2013	ULO	0
Receive	Bashneft OAO	85,976	1-Month USD-LIBOR plus a specified spread		4,331	04/05/2013	ULO	4
Receive	TNK-BP Holding	998,344	1-Month USD-LIBOR plus a specified spread		2,234	04/12/2013	ULO	344
Receive	TNK-BP Holding	1,060,468	1-Month USD-LIBOR plus a specified spread		2,373	05/17/2013	ULO	72
Receive	Bashneft OAO	45,890	1-Month USD-LIBOR plus a specified spread		2,312	05/24/2013	ULO	(123)

								$1,285

(4)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.

(g)	Purchased options outstanding on June 30, 2012:

Foreign Currency Options

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	MSX	$	0.750	07/23/2012	AUD	9,450	$69	$0
Put - OTC EUR versus USD	UAG		1.273	08/16/2012	EUR	17,315	574	381

							$643	$381

Options on Exchange-Traded Funds

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 38.000	09/22/2012	2,465	$419	$362
Put - CBOE iShares MSCI Emerging Markets Index Fund	37.000	01/19/2013	6,525	2,043	1,625

				$2,462	$1,987

(h)	Written options outstanding on June 30, 2012:

Foreign Currency Options

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC EUR versus USD	UAG	$	1.214	08/16/2012	EUR	17,315	$245	$(74)

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

Options on Exchange-Traded Funds

Description	Strike Price		Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$	32.000	09/22/2012	9,859	$601	$(355)
Put - CBOE iShares MSCI Emerging Markets Index Fund		33.000	01/19/2013	6,525	1,201	(920)

					$1,802	$(1,275)

Options on Securities

Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC NovaTek OAO	CBK	$	84.510	08/28/2012	$	2,704	$140	$(45)
Put - OTC Turk Telekomunikasyon A/S	GST	TRY	6.750	08/23/2012	TRY	60,687	108	(31)
Call - OTC Turk Telekomunikasyon A/S	GST		7.680	08/23/2012		121,375	29	(185)

							$277	$(261)

Transactions in written call and put options for the period ended June 30, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in TRY		Premium
Balance at 06/30/2011	0	$0	EUR	0	TRY	53,544	$132
Sales	1,655,989	2,704		17,315		182,062	3,428
Closing Buys	(1,636,305)	0		0		(53,544)	(906)
Expirations	0	0		0		0	0
Exercised	(3,300)	0		0		0	(330)

Balance at 06/30/2012	16,384	$2,704	EUR	17,315	TRY	182,062	$2,324

(i)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	AUD	243	$	236	BRC	$0	$(13)	$(13)
07/2012	EUR	6,954		9,198	BRC	397	0	397
07/2012		7,832		9,801	CBK	0	(112)	(112)
07/2012		259		331	DUB	3	0	3
07/2012		6,646		8,675	UAG	264	0	264
07/2012	IDR	19,816,404		2,095	MSC	0	(14)	(14)
07/2012		19,816,404		2,089	UAG	0	(21)	(21)
07/2012	ILS	16,015		4,224	BRC	130	0	130
07/2012		13,414		3,497	CBK	68	0	68
07/2012		67,028		17,374	DUB	237	0	237
07/2012		11,570		3,069	HUS	111	0	111
07/2012		19,641		5,107	JPM	85	0	85
07/2012	INR	1,289,285		23,442	HUS	630	(295)	335
07/2012		249,414		4,509	JPM	39	0	39
07/2012	KRW	2,644,055		2,309	BRC	1	0	1
07/2012		3,418,260		2,999	JPM	16	0	16
07/2012		2,139,340		1,813	UAG	0	(54)	(54)
07/2012	NOK	3,139		523	BPS	0	(5)	(5)
07/2012		3,139		522	HUS	0	(6)	(6)
07/2012		3,139		521	UAG	0	(7)	(7)
07/2012	PEN	16,971		6,245	BRC	0	(114)	(114)
07/2012	THB	14,258		447	JPM	0	(2)	(2)
07/2012	$	124	EUR	99	BPS	2	0	2
07/2012		360		289	BRC	6	0	6
07/2012		1,724		1,389	JPM	34	0	34
07/2012		19,602		15,608	RBC	152	0	152
07/2012		2,265		1,807	UAG	22	0	22
07/2012		2,089	IDR	19,816,404	MSC	21	0	21
07/2012		2,104		19,816,404	UAG	6	0	6
07/2012		7,398	ILS	28,022	BRC	0	(234)	(234)
07/2012		25,433		99,645	HUS	43	0	43
07/2012		13,350	INR	748,935	CBK	73	0	73
07/2012		16,991		789,764	JPM	0	(2,837)	(2,837)
07/2012		33,902	KRW	38,270,765	CBK	0	(502)	(502)
07/2012		18,433	MYR	56,850	JPM	0	(492)	(492)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	55

Schedule of Investments PIMCO EqSTM Emerging Markets Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	$	6,419	PEN	16,971	BRC	$0	$(60)	$(60)
07/2012		8,857	ZAR	69,439	BRC	0	(392)	(392)
07/2012		2,270		17,238	DUB	0	(168)	(168)
07/2012	ZAR	17,238	$	2,049	DUB	0	(52)	(52)
07/2012		1,918		225	HUS	0	(8)	(8)
07/2012		30,356		3,821	UAG	120	0	120
08/2012	CZK	82,872		4,401	UAG	292	0	292
08/2012	DKK	31,950		5,492	HUS	46	0	46
08/2012	HUF	1,483,482		6,756	BRC	224	0	224
08/2012	MXN	97,603		7,100	UAG	0	(186)	(186)
08/2012	THB	152,522		4,776	JPM	0	(16)	(16)
08/2012	$	22,960	BRL	44,891	BRC	0	(753)	(753)
08/2012		30,186	MXN	408,917	HUS	341	0	341
08/2012		48		661	UAG	1	0	1
08/2012		8,005	PLN	25,557	BRC	0	(373)	(373)
09/2012	CAD	500	$	486	UAG	0	(4)	(4)
09/2012	EUR	5,730		7,149	CBK	0	(107)	(107)
09/2012	GBP	450		701	BPS	0	(3)	(3)
09/2012		7,545		11,746	BRC	0	(69)	(69)
09/2012		51		80	FBF	0	0	0
09/2012		128		201	JPM	0	0	0
09/2012		32		50	MSC	0	0	0
09/2012		414		648	RBC	0	0	0
09/2012	JPY	802,950		10,262	BPS	208	0	208
09/2012	RUB	513,146		15,451	GSC	0	(150)	(150)
09/2012		276,302		8,350	JPM	0	(51)	(51)
09/2012	$	5,315	RUB	175,873	HUS	32	0	32
10/2012	ILS	99,645	$	25,352	HUS	0	(46)	(46)
10/2012	$	2,110	ILS	8,350	CBK	19	0	19
10/2012		12,895	INR	748,935	HUS	371	0	371
11/2012		24,874	TWD	734,585	JPM	0	(104)	(104)
12/2012	PEN	16,971	$	6,383	BRC	72	0	72
01/2013	$	2,023	IDR	19,816,404	MSC	29	0	29

						$4,095	$(7,250)	$(3,155)

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Common Stocks
Bermuda
Energy	$0	$2,687	$0	$2,687
Brazil
Consumer Discretionary	7,923	0	0	7,923
Consumer Staples	10,781	0	0	10,781
Financials	11,100	0	0	11,100
Health Care	1,492	0	0	1,492
Canada
Energy	3,646	0	0	3,646
Materials	4,422	0	0	4,422
China
Consumer Staples	0	7,670	0	7,670
Financials	0	10,967	0	10,967
Industrials	0	13,901	0	13,901
Information Technology	3,395	0	0	3,395
Materials	0	9,315	0	9,315
Cyprus
Industrials	4,207	0	0	4,207
Czech Republic
Utilities	5,988	0	0	5,988
Denmark
Consumer Staples	0	6,549	0	6,549

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Hong Kong
Consumer Discretionary	$4,555	$0	$0	$4,555
Consumer Staples	0	7,102	0	7,102
Financials	0	19,194	0	19,194
Industrials	0	3,258	0	3,258
Information Technology	0	0	2,983	2,983
Telecommunication Services	0	15,936	0	15,936
India
Financials	0	10,171	0	10,171
Industrials	0	1,368	0	1,368
Information Technology	0	1,475	0	1,475
Telecommunication Services	0	658	0	658
Israel
Health Care	7,343	0	0	7,343
Materials	0	11,167	0	11,167
Telecommunication Services	0	5,145	0	5,145
Italy
Consumer Discretionary	0	5,291	0	5,291
Japan
Consumer Discretionary	0	9,697	0	9,697
Kazakhstan
Energy	6,845	0	0	6,845
Macau
Consumer Discretionary	0	6,423	0	6,423

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Mexico
Consumer Discretionary	$3,180	$0	$0	$3,180
Consumer Staples	3,785	0	0	3,785
Netherlands
Energy	0	2,631	0	2,631
Peru
Financials	9,244	0	0	9,244
Philippines
Utilities	0	8,873	0	8,873
Qatar
Financials	0	4,144	0	4,144
Russia
Consumer Staples	0	7,450	0	7,450
Energy	0	7,173	0	7,173
Industrials	3,752	0	0	3,752
Materials	3,673	5,091	0	8,764
Singapore
Energy	0	4,628	0	4,628
Industrials	0	1,334	0	1,334
South Africa
Consumer Staples	6,396	5,600	0	11,996
Materials	8,852	557	0	9,409
Telecommunication Services	0	984	0	984
South Korea
Consumer Discretionary	0	9,545	0	9,545
Financials	0	2,416	0	2,416
Industrials	0	3,935	0	3,935
Information Technology	0	1,320	0	1,320
Materials	0	4,747	0	4,747
Taiwan
Financials	0	3,218	0	3,218
Information Technology	0	19,837	0	19,837
Thailand
Consumer Staples	4,281	0	0	4,281
Financials	0	5,576	0	5,576
Industrials	0	5,025	0	5,025
Turkey
Telecommunication Services	0	6,308	0	6,308
United Kingdom
Consumer Staples	0	5,681	0	5,681
Energy	0	6,247	0	6,247
Materials	0	4,331	0	4,331

	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Equity-Linked Securities
India
Financials	$0	$2,002	$0	$2,002
Industrials	0	2,447	0	2,447
Telecommunication Services	0	124	0	124
Nigeria
Consumer Staples	0	2,842	0	2,842
Exchange-Traded Funds
Hong Kong	7,171	0	0	7,171
Luxembourg	2,878	0	0	2,878
United States	13,435	0	0	13,435
Preferred Stocks
Brazil
Industrials	1,374	0	0	1,374
South Korea
Industrials	0	30,594	0	30,594
Rights
Canada
Materials	421	0	0	421
Short-Term Instruments
Repurchase Agreements	0	524	0	524
U.S. Treasury Bills	0	7,408	0	7,408
PIMCO Short-Term Floating NAV Portfolio	52,486	0	0	52,486
Purchased Options
Equity Contracts	1,987	0	0	1,987
Foreign Exchange Contracts	0	381	0	381
	$194,612	$320,947	$2,983	$518,542

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	38	0	38
Equity Contracts	0	2,203	0	2,203
Foreign Exchange Contracts	0	4,095	0	4,095
	$0	$6,336	$0	$6,336

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(1,275)	(1,179)	0	(2,454)
Foreign Exchange Contracts	0	(7,324)	0	(7,324)
	$(1,275)	$(8,503)	$0	$(9,778)

Totals	$193,337	$318,780	$2,983	$515,100

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2012:

Category and Subcategory (3)	Beginning Balance at 06/30/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2012 (8)
Investments, at value
Common Stocks
Hong Kong
Information Technology	$0	$0	$0	$0	$0	$0	$2,983	$0	$2,983	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	57

Schedule of Investments PIMCO EqSTM Emerging Markets Fund (Cont.)

June 30, 2012

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$1,987	$381	$0	$2,368
Unrealized appreciation on foreign currency contracts	0	0	0	4,095	0	4,095
Unrealized appreciation on OTC swap agreements	0	38	2,203	0	0	2,241

	$0	$38	$4,190	$4,476	$0	$8,704

Liabilities:
Written options outstanding	$0	$0	$1,536	$74	$0	$1,610
Unrealized depreciation on foreign currency contracts	0	0	0	7,250	0	7,250
Unrealized depreciation on OTC swap agreements	0	0	918	0	0	918

	$0	$0	$2,454	$7,324	$0	$9,778

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(3,215)	$(516)	$0	$(3,731)
Net realized (loss) on futures contracts	0	0	(601)	0	0	(601)
Net realized gain on written options	0	0	885	0	0	885
Net realized (loss) on swaps	0	(31)	(20,162)	0	0	(20,193)
Net realized (loss) on foreign currency transactions	0	0	0	(1,464)	0	(1,464)

	$0	$(31)	$(23,093)	$(1,980)	$0	$(25,104)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$142	$(6)	$0	$136
Net change in unrealized (depreciation) on futures contracts	0	0	(185)	0	0	(185)
Net change in unrealized appreciation on written options	0	0	537	171	0	708
Net change in unrealized appreciation (depreciation) on swaps	0	41	(1,430)	0	0	(1,389)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(3,953)	0	(3,953)

	$0	$41	$(936)	$(3,788)	$0	$(4,683)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$217	$0	$217
BPS	215	(260)	(45)
BRC	(1,178)	1,934	757
CBK	(605)	1,279	674
DUB	20	0	20
FBF	(15)	0	(15)
GSC	(150)	0	(150)
GST	(54)	(390)	(444)
HUS	1,219	(670)	549
JPM	(3,394)	4,196	802
MSC	36	(310)	(274)
MSX	0	(85)	(85)
MYI	812	(250)	562
RBC	152	0	152
UAG	740	(1,590)	(850)
ULO	174	0	174

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqSTM Long/Short Fund

June 30, 2012

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 42.0%

BERMUDA 1.3%

FINANCIALS 1.3%
Enstar Group Ltd. (a)	28,199	$2,790

Total Bermuda		2,790

BRAZIL 0.5%

CONSUMER STAPLES 0.5%
Brazil Pharma S.A.	190,000	1,017

Total Brazil		1,017

UNITED STATES 40.2%

CONSUMER DISCRETIONARY 11.8%
Biglari Holdings, Inc. (a)	10,810	4,177
Charter Communications, Inc. (a)	100,000	7,087
Domino’s Pizza, Inc.	200,000	6,182
Family Dollar Stores, Inc.	16,000	1,061
Harman International Industries, Inc.	170,000	6,732

		25,239

FINANCIALS 0.7%
Zillow, Inc. (a)	40,000	1,545

	SHARES	MARKET VALUE (000S)
HEALTH CARE 5.8%
McKesson Corp.	130,995	$12,281

INDUSTRIALS 14.7%
Corrections Corp. of America	160,000	4,712
Portfolio Recovery Associates, Inc. (a)	80,000	7,301
Spirit Airlines, Inc. (a)	749,000	14,575
Titan Machinery, Inc. (a)	135,000	4,100
United Rentals, Inc. (a)	20,000	680

		31,368

INFORMATION TECHNOLOGY 7.2%
Apple, Inc. (a)	26,400	15,418

Total United States		85,851

Total Common Stocks (Cost $86,818)		89,658

EXCHANGE-TRADED FUNDS 2.2%

UNITED STATES 2.2%
SPDR Gold Trust	30,000	4,656

Total Exchange-Traded Funds (Cost $4,694)		4,656

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 55.0%

REPURCHASE AGREEMENTS 0.3%

State Street Bank and Trust Co.
0.010% due 07/02/2012	$609	$609

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $623. Repurchase proceeds are $609.)

U.S. TREASURY BILLS 25.8%
0.182% due 04/04/2013 - 06/27/2013 (b)(d)	55,230	55,139

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 28.9%
PIMCO Short-Term Floating NAV Portfolio	6,159,445	61,718

Total Short-Term Instruments (Cost $117,476)		117,466

Total Investments 99.2% (Cost $208,988)		$211,780

Securities Sold Short (e) (11.3%) (Proceeds $23,644)		(24,215)

Other Assets and Liabilities (Net) 12.1%		26,057

Net Assets 100.0%		$213,622

Notes to Schedule of Investments (amounts in thousands*, except number of shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $12,628 and cash of $26,111 have been pledged as collateral as of June 30, 2012 for equity options, equity short sales, and other transactions in accordance with prime brokerage arrangements.
(e)	Short sales outstanding on June 30, 2012:

Description	Shares	Proceeds	Market Value (1)
Activision Blizzard, Inc.	25,000	$291	$(300)
Avon Products, Inc.	130,000	2,025	(2,107)
Boston Beer Co., Inc. ‘A’	32,026	3,383	(3,875)
CH Robinson Worldwide, Inc.	70,000	4,096	(4,097)
Expeditors International of Washington, Inc.	30,000	1,148	(1,163)
FLIR Systems, Inc.	54,000	1,060	(1,053)
Hanesbrands, Inc.	40,000	1,096	(1,109)
Healthcare Services Group, Inc.	17,000	315	(329)
JC Penney Co., Inc.	60,000	1,380	(1,399)
OpenTable, Inc.	17,000	755	(765)
Scotts Miracle-Gro Co. ‘A’	72,000	2,785	(2,961)
Sturm Ruger & Co., Inc.	30,000	1,114	(1,205)
Thor Industries, Inc.	140,000	4,196	(3,852)

		$23,644	$(24,215)

(1)	Market value includes $15 of dividends payable on short sales. Individual short sales may have been part of a hedging strategy rather than fundamental, stand-alone investment positions.

(f)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2012	BRL	1,404	$718	BRC	$24	$0	$24

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	59

Schedule of Investments PIMCO EqSTM Long/Short Fund (Cont.)

June 30, 2012

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Common Stocks
Bermuda
Financials	$2,790	$0	$0	$2,790
Brazil
Consumer Staples	1,017	0	0	1,017
United States
Consumer Discretionary	25,239	0	0	25,239
Financials	1,545	0	0	1,545
Health Care	12,281	0	0	12,281
Industrials	31,368	0	0	31,368
Information Technology	15,418	0	0	15,418
Exchange-Traded Funds
United States	4,656	0	0	4,656

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Short-Term Instruments
Repurchase Agreements	$0	$609	$0	$609
U.S. Treasury Bills	0	55,139	0	55,139
PIMCO Short-Term Floating NAV Portfolio	61,718	0	0	61,718
	$156,032	$55,748	$0	$211,780

Short Sales, at value	$(24,215)	$0	$0	$(24,215)

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$24	$0	$24

Totals	$131,817	$55,772	$0	$187,589

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$24	$0	$24

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$11	$0	$0	$11
Net realized gain on foreign currency transactions	0	0	0	27	0	27

	$0	$0	$11	$27	$0	$38

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$24	$0	$24

(1)	See note 6 in the Notes to Financial Statements for additional information.

(i)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BRC	$24	$0	$24

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund

June 30, 2012

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.7%

ISRAEL 0.7%

HEALTH CARE 0.7%
Teva Pharmaceutical Industries Ltd. SP - ADR	9,582	$378

Total Common Stocks (Cost $376)		378

EXCHANGE-TRADED FUNDS 5.7%

UNITED STATES 5.7%
Vanguard MSCI Emerging Markets ETF	72,070	2,879

Total Exchange-Traded Funds (Cost $3,035)		2,879

MUTUAL FUNDS (a)(b) 82.0%

UNITED STATES 82.0%
PIMCO CommoditiesPLUS® Strategy Fund	43,941	436
PIMCO Emerging Local Bond Fund	1,159,375	12,185

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Bond Fund	707,896	$8,304
PIMCO Emerging Markets Corporate Bond Fund	128,819	1,472
PIMCO Emerging Markets Currency Fund	75,756	772
PIMCO EqSTM Emerging Markets Fund	2,335,992	18,618

Total Mutual Funds (Cost $44,853)		41,787

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.2%

REPURCHASE AGREEMENTS 0.4%
State Street Bank and Trust Co.
0.010% due 07/02/2012	$227	227

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $234. Repurchase proceeds are $227.)

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 9.8%
PIMCO Short-Term Floating NAV Portfolio	500,787	$5,018

Total Short-Term Instruments (Cost $5,246)		5,245

PURCHASED OPTIONS (f) 1.6%
(Cost $742)		799

Total Investments 100.2% (Cost $54,252)		$51,088

Written Options (g) (0.9%) (Premiums $459)		(473)

Other Assets and Liabilities (Net) 0.7%		355

Net Assets 100.0%		$50,970

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $465 has been pledged as collateral as of June 30, 2012 for equity options, equity short sales, and other transactions in accordance with prime brokerage arrangements.
(d)	Centrally cleared swap agreements outstanding on June 30, 2012: Cash of $20 has been pledged as collateral for the following open centrally cleared swaps as of June 30, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Pay	6-Month EUR-EURIBOR	2.250%	09/21/2016	EUR	1,000	$64	$37

(e)	OTC swap agreements outstanding on June 30, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Brazil Government International Bond	CBK	1.000%	03/20/2013	0.534%	$	100	$0	$0	$0
Brazil Government International Bond	UAG	1.000%	12/20/2012	0.534%		100	0	0	0
China Government International Bond	DUB	1.000%	03/20/2013	0.293%		100	1	1	0
China Government International Bond	GST	1.000%	12/20/2012	0.293%		100	1	1	0
China Government International Bond	HUS	1.000%	12/20/2012	0.293%		100	0	0	0
China Government International Bond	RYL	1.000%	12/20/2016	1.028%		100	0	(5)	5
Gazprom OAO Via RBS AG	GST	1.000%	12/20/2012	0.928%		100	0	(1)	1
Gazprom OAO Via RBS AG	MYC	1.000%	12/20/2012	0.928%		100	0	(1)	1
Russia Government International Bond	BRC	1.000%	12/20/2012	0.642%		100	1	(1)	2
South Africa Government International Bond	CBK	1.000%	12/20/2012	0.476%		100	0	0	0
South Africa Government International Bond	GST	1.000%	12/20/2012	0.476%		100	0	0	0

							$3	$(6)	$9

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	61

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

(f)	Purchased options outstanding on June 30, 2012:

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 40.000	01/19/2013	2,273	$ 742	$799

(g)	Written options outstanding on June 30, 2012:

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 35.000	01/19/2013	2,273	$412	$(423)

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE AngloGold Ashanti Ltd. SP - ADR	$35.000	07/21/2012	130	$19	$(18)
Put - CBOE BP PLC SP - ADR	42.000	07/21/2012	105	13	(19)
Put - CBOE Honda Motor Co. Ltd. SP - ADR	35.000	07/21/2012	130	15	(13)

				$47	$(50)

Transactions in written call and put options for the period ended June 30, 2012:

	# of Contracts	Premium
Balance at 06/30/2011	850	$46
Sales	6,958	880
Closing Buys	(5,057)	(459)
Expirations	0	0
Exercised	(113)	(8)

Balance at 06/30/2012	2,638	$459

(h)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	IDR	1,712,200	$	180	BPS	$0	$(2)	$(2)
07/2012		1,712,200		180	UAG	0	(2)	(2)
07/2012	$	21	EUR	16	BOA	0	(1)	(1)
07/2012		25		20	UAG	0	0	0
07/2012		180	IDR	1,712,200	BPS	2	0	2
07/2012		182		1,712,200	UAG	0	0	0
07/2012		291	MYR	897	JPM	0	(8)	(8)
07/2012		433	ZAR	3,643	DUB	11	0	11
08/2012		498	BRL	973	BRC	0	(16)	(16)
08/2012		1,004	HKD	7,795	UAG	1	0	1
08/2012		346	HUF	76,392	JPM	0	(10)	(10)
09/2012		352	RUB	11,692	GSC	3	0	3
11/2012		195	TWD	5,760	BRC	0	(1)	(1)
01/2013		173	IDR	1,712,200	BPS	5	0	5
02/2013		402	CNY	2,533	BRC	0	(5)	(5)

						$22	$(45)	$(23)

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Common Stocks
Israel
Health Care	$378	$0	$0	$378
Exchange-Traded Funds
United States	2,879	0	0	2,879
Mutual Funds
United States	41,787	0	0	41,787
Short-Term Instruments
Repurchase Agreements	0	227	0	227
PIMCO Short-Term Floating NAV Portfolio	5,018	0	0	5,018
Purchased Options
Equity Contracts	799	0	0	799
	$50,861	$227	$0	$51,088

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$9	$0	$9
Foreign Exchange Contracts	0	22	0	22
Interest Rate Contracts	0	37	0	37
	$0	$68	$0	$68

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(455)	(18)	0	(473)
Foreign Exchange Contracts	0	(45)	0	(45)
	$(455)	$(63)	$0	$(518)

Totals	$50,406	$232	$0	$50,638

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Consolidated Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$799	$0	$0	$799
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	2	2
Unrealized appreciation on foreign currency contracts	0	0	0	22	0	22
Unrealized appreciation on OTC swap agreements	0	9	0	0	0	9

	$0	$9	$799	$22	$2	$832

Liabilities:
Written options outstanding	$0	$0	$473	$0	$0	$473
Unrealized depreciation on foreign currency contracts	0	0	0	45	0	45

	$0	$0	$473	$45	$0	$518

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(486)	$0	$0	$(486)
Net realized gain on written options	0	0	235	0	2	237
Net realized gain on swaps	0	6	0	0	20	26
Net realized (loss) on foreign currency transactions	0	0	0	(212)	0	(212)

	$0	$6	$(251)	$(212)	$22	$(435)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	63

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

June 30, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$73	$0	$0	$73
Net change in unrealized (depreciation) on written options	0	0	(23)	0	0	(23)
Net change in unrealized appreciation on swaps	0	9	0	0	37	46
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(23)	0	(23)

	$0	$9	$50	$(23)	$37	$73

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $37 as reported in the Notes to Consolidated Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Emerging Multi-Asset Fund			PIMCO Cayman Commodity Fund V Ltd. (Subsidiary)
BOA	$(1)	$0	$(1)	$0	$0	$0
BPS	5	0	5	0	0	0
BRC	(21)	0	(21)	0	0	0
CBK	0	0	0	0	0	0
DUB	12	0	12	0	0	0
GSC	3	0	3	0	0	0
GST	1	0	1	0	0	0
JPM	(18)	0	(18)	0	0	0
MYC	0	0	0	0	0	0
RYL	0	0	0	0	0	0
UAG	(1)	0	(1)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

64	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund®

June 30, 2012

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 86.9%

BERMUDA 6.4%

ENERGY 2.7%
North Atlantic Drilling Ltd.	14,178,340	$21,451
Seadrill Ltd.	1,036,617	36,971

		58,422

FINANCIALS 3.7%
Hiscox Ltd.	4,592,721	30,753
Lancashire Holdings Ltd.	3,795,125	47,424

		78,177

Total Bermuda		136,599

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	1,144,605	15,933

Total Brazil		15,933

CANADA 2.1%

ENERGY 0.8%
Cameco Corp.	734,043	16,112

FINANCIALS 0.4%
TMX Group, Inc.	168,428	7,676

MATERIALS 0.9%
Kinross Gold Corp.	1,299,297	10,589
Silver Wheaton Corp.	350,366	9,404

		19,993

Total Canada		43,781

DENMARK 2.1%

CONSUMER STAPLES 1.7%
Carlsberg A/S ‘B’	453,058	35,761

FINANCIALS 0.4%
Jyske Bank A/S (a)	351,042	9,472

Total Denmark		45,233

FAEROE ISLANDS 0.4%

CONSUMER STAPLES 0.3%
Bakkafrost P/F	810,885	6,066

FINANCIALS 0.1%
BankNordik P/F	236,546	2,788

Total Faeroe Islands		8,854

FRANCE 11.1%

CONSUMER DISCRETIONARY 2.2%
Eutelsat Communications S.A.	1,149,653	35,365
JCDecaux S.A.	518,652	11,438

		46,803

CONSUMER STAPLES 6.3%
Carrefour S.A.	1,516,464	28,002

	SHARES	MARKET VALUE (000S)
Danone S.A.	846,850	$52,629
L’Oreal S.A.	98,744	11,553
Pernod-Ricard S.A.	400,598	42,837

		135,021

ENERGY 0.4%
Bourbon S.A.	377,191	9,110

INDUSTRIALS 1.0%
Teleperformance S.A.	951,735	21,037

UTILITIES 1.2%
Suez Environnement Co.	1,105,351	11,885
Veolia Environnement S.A.	1,098,374	13,909

		25,794

Total France		237,765

GERMANY 2.1%

HEALTH CARE 1.3%
Rhoen Klinikum AG	1,181,456	28,293

INDUSTRIALS 0.2%
Kloeckner & Co. SE	383,249	3,930

UTILITIES 0.6%
E.ON AG	628,501	13,581

Total Germany		45,804

GUERNSEY, CHANNEL ISLANDS 0.7%

FINANCIALS 0.7%
Resolution Ltd.	5,137,075	15,802

Total Guernsey, Channel Islands		15,802

HONG KONG 3.5%

CONSUMER DISCRETIONARY 0.4%
Television Broadcasts Ltd.	1,338,000	9,362

FINANCIALS 2.7%
AIA Group Ltd.	13,311,600	45,979
First Pacific Co. Ltd.	11,094,000	11,536

		57,515

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	89,300	4,350
Jardine Strategic Holdings Ltd.	96,500	2,966

		7,316

Total Hong Kong		74,193

ISRAEL 0.6%

HEALTH CARE 0.6%
Teva Pharmaceutical Industries Ltd. SP - ADR	314,971	12,422

Total Israel		12,422

	SHARES	MARKET VALUE (000S)
JAPAN 1.8%

INDUSTRIALS 0.6%
FANUC Corp.	78,600	$12,921

INFORMATION TECHNOLOGY 1.2%
Nintendo Co. Ltd.	225,442	26,327

Total Japan		39,248

NETHERLANDS 5.7%

CONSUMER STAPLES 1.4%
CSM	1,670,633	30,808

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	506,320	17,059

FINANCIALS 1.2%
ING Groep NV - Dutch Certificate (a)	3,805,425	25,512

INFORMATION TECHNOLOGY 0.8%
Gemalto NV	228,348	16,401

TELECOMMUNICATION SERVICES 1.5%
Koninklijke KPN NV	3,240,741	30,988

Total Netherlands		120,768

NORWAY 2.0%

CONSUMER STAPLES 1.5%
Marine Harvest ASA (a)	45,119,615	32,116

INDUSTRIALS 0.5%
Orkla ASA	1,453,514	10,548

Total Norway		42,664

SINGAPORE 0.8%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	85,220	860

INDUSTRIALS 0.8%
Keppel Corp. Ltd.	1,992,300	16,322

Total Singapore		17,182

SOUTH AFRICA 1.0%

MATERIALS 1.0%
AngloGold Ashanti Ltd. SP - ADR	614,314	21,096

Total South Africa		21,096

SOUTH KOREA 0.4%

CONSUMER DISCRETIONARY 0.4%
GS Home Shopping, Inc.	98,475	8,320

Total South Korea		8,320

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	65

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

	SHARES	MARKET VALUE (000S)
SPAIN 0.3%

CONSUMER STAPLES 0.3%
Distribuidora Internacional de Alimentacion S.A.	1,131,881	$5,322

Total Spain		5,322

SWEDEN 0.8%

INDUSTRIALS 0.8%
Loomis AB ‘B’	1,348,428	16,637

Total Sweden		16,637

SWITZERLAND 4.4%

CONSUMER STAPLES 1.4%
Nestle S.A.	490,296	29,260

FINANCIALS 0.6%
Swiss Re AG	191,122	12,049

HEALTH CARE 1.5%
Roche Holding AG	181,282	31,313

INDUSTRIALS 0.5%
Schindler Holding AG	104,608	11,797

MATERIALS 0.4%
Sika AG	5,009	9,672

Total Switzerland		94,091

UNITED KINGDOM 11.7%

CONSUMER DISCRETIONARY 0.4%
British Sky Broadcasting Group PLC	866,307	9,444

CONSUMER STAPLES 7.6%
British American Tobacco PLC	1,302,707	66,229
Imperial Tobacco Group PLC	1,894,396	72,988
Reckitt Benckiser Group PLC	415,703	21,973

		161,190

ENERGY 2.5%
BP PLC	5,568,040	37,185
Ensco PLC ‘A’	351,649	16,517

		53,702

FINANCIALS 1.2%
Lloyds Banking Group PLC (a)	51,004,023	24,916

Total United Kingdom		249,252

UNITED STATES 28.2%

CONSUMER STAPLES 6.6%
Altria Group, Inc.	942,768	32,573
Lorillard, Inc.	378,366	49,925
Philip Morris International, Inc.	285,716	24,931
Reynolds American, Inc.	479,177	21,501
Wal-Mart Stores, Inc.	185,812	12,955

		141,885

	SHARES	MARKET VALUE (000S)
ENERGY 0.6%
Halliburton Co.	344,367	$9,777
Rentech, Inc. (a)	2,039,843	4,202

		13,979

FINANCIALS 9.1%
Alleghany Corp. (a)	59,780	20,310
BankUnited, Inc.	1,151,768	27,159
Berkshire Hathaway, Inc. ‘B’ (a)	499,815	41,650
Capitol Federal Financial, Inc.	753,253	8,949
Northwest Bancshares, Inc.	824,859	9,659
NYSE Euronext	378,154	9,673
SLM Corp.	1,232,877	19,368
TFS Financial Corp. (a)	1,176,990	11,240
ViewPoint Financial Group, Inc.	688,711	10,771
White Mountains Insurance Group Ltd.	66,529	34,712

		193,491

HEALTH CARE 2.2%
Merck & Co., Inc.	287,061	11,985
Pfizer, Inc.	1,526,379	35,106

		47,091

INDUSTRIALS 3.3%
3M Co.	380,918	34,130
Deere & Co.	308,137	24,919
General Dynamics Corp.	174,760	11,527

		70,576

INFORMATION TECHNOLOGY 6.3%
Dell, Inc. (a)	1,958,376	24,519
Intel Corp.	1,899,703	50,627
Microsoft Corp.	1,921,633	58,783

		133,929

MATERIALS 0.1%
Rentech Nitrogen Partners LP	64,294	1,769

Total United States		602,720

Total Common Stocks (Cost $1,831,510)		1,853,686

	UNITS
EQUITY-LINKED SECURITIES 2.1%

FRANCE 1.4%

ENERGY 0.9%
Morgan Stanley BV
Total S.A. - Exp. 08/02/2012	393,174	18,770

UTILITIES 0.5%
Morgan Stanley BV
Suez Environnement Co. - Exp. 03/22/2013	1,096,432	12,599

Total France		31,369

	UNITS	MARKET VALUE (000S)
NETHERLANDS 0.7%

UTILITIES 0.7%
Morgan Stanley BV
Veolia Environnement S.A. -Exp. 03/22/2013	1,081,540	$14,576

Total Netherlands		14,576

Total Equity-Linked Securities (Cost $55,735)		45,945

	SHARES
EXCHANGE-TRADED FUNDS 3.8%

UNITED STATES 3.8%
SPDR Gold Trust	523,594	81,256

Total Exchange-Traded Funds (Cost $81,175)		81,256

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

BANKING & FINANCE 0.2%
Itau Unibanco Holding S.A.	362,000	5,099

Total Preferred Stocks (Cost $5,003)		5,099

RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%
Sanofi - Exp. 12/31/2020	1,305,421	1,841

Total Rights (Cost $3,150)		1,841

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.2%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 07/02/2012	$486	486

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $499. Repurchase proceeds are $486.)

U.S. TREASURY BILLS 0.1%
0.190% due 03/07/2013 - 06/27/2013 (b)(e)	1,347	1,345

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 6.1%
PIMCO Short-Term Floating NAV Portfolio	12,909,897	129,357

Total Short-Term Instruments (Cost $131,198)		131,188

PURCHASED OPTIONS (g) 0.2%
(Cost $8,184)		3,773

Total Investments 99.5% (Cost $2,115,955)		$2,122,788

Written Options (h) (0.0%) (Premiums $3,968)		(374)

Other Assets and Liabilities (Net) 0.5%		11,596

Net Assets 100.0%		$2,134,010

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Cash of $1,806 has been pledged as collateral as of June 30, 2012 for equity options, equity short sales, and other transactions in accordance with prime brokerage arrangements.
(e)	Securities with an aggregate market value of $1,345 have been pledged as collateral as of June 30, 2012 for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	OTC swap agreements outstanding on June 30, 2012:

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	Rio Tinto Ltd.	112,288	3-Month USD-LIBOR less a specified spread	AUD	6,866	12/20/2012	CBK	$680
Receive	Rio Tinto Ltd.	144,162	3-Month USD-LIBOR plus a specified spread		6,866	12/20/2012	CBK	(376)

								$304

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.

(g)	Purchased options outstanding on June 30, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	UAG	$1.130	08/27/2012	EUR	16,778	$90	$12

Options on Exchange-Traded Funds
Description	Strike Price		Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$	13.000	12/22/2012	14,551	$975	$829
Put - CBOE iShares MSCI EAFE Index Fund		45.000	09/22/2012	26,066	6,360	2,294
Put - CBOE iShares MSCI EAFE Index Fund		48.000	09/22/2012	4,170	759	638

					$8,094	$3,761

(h)	Written options outstanding on June 30, 2012:

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - CBOE Halliburton Co.	—	$	30.000	07/21/2012	1,830		—	$227	$(335)
Call - OTC Suez Environnement Co.	MYI	EUR	12.000	07/20/2012	—	EUR	220,178	1,365	(1)
Call - OTC Veolia Environnement S.A.	MYI		12.000	07/20/2012	—		217,991	2,376	(38)

								$3,968	$(374)

Transactions in written call and put options for the period ended June 30, 2012:

	# of Contracts	Notional Amount in CHF		Notional Amount in EUR		Premium
Balance at 06/30/2011	0	CHF	28	EUR	186	$699
Sales	247,806		0		438,169	11,139
Closing Buys	(235,966)		(28)		(186)	(6,980)
Expirations	0		0		0	0
Exercised	(10,010)		0		0	(890)

Balance at 06/30/2012	1,830	CHF	0	EUR	438,169	$3,968

(i)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	AUD	74,437	$74,943	CBK	$0	$(1,243)	$(1,243)
07/2012	CAD	113,430	110,581	BRC	0	(833)	(833)
07/2012		7,101	6,924	RBC	0	(51)	(51)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	67

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	CHF	28,166	$	29,481	DUB	$0	$(194)	$(194)
07/2012		4,990		5,260	UAG	2	0	2
07/2012	DKK	229,557		38,389	FBF	0	(685)	(685)
07/2012	EUR	39,214		48,927	BPS	0	(699)	(699)
07/2012		39,913		50,035	CBK	0	(475)	(475)
07/2012		24,114		30,301	FBF	0	(216)	(216)
07/2012		49,214		62,270	GSC	0	(10)	(10)
07/2012		37,785		47,591	HUS	0	(226)	(226)
07/2012		32,369		40,515	JPM	0	(448)	(448)
07/2012		127		160	MSC	0	(1)	(1)
07/2012		140		176	RBC	0	(1)	(1)
07/2012		13,665		17,011	UAG	0	(282)	(282)
07/2012	GBP	37,801		59,272	BOA	70	0	70
07/2012		143		223	BPS	0	(1)	(1)
07/2012		37,801		59,356	DUB	154	0	154
07/2012		2,799		4,390	HUS	6	0	6
07/2012		29,659		46,621	UAG	171	0	171
07/2012	ILS	29,038		7,670	GST	246	0	246
07/2012	JPY	6,238,664		78,642	BPS	595	0	595
07/2012		6,238,665		78,622	DUB	575	0	575
07/2012		769,142		9,715	RYL	93	0	93
07/2012	KRW	6,952,343		6,017	BRC	0	(50)	(50)
07/2012		5,885,460		5,190	HUS	54	0	54
07/2012	NOK	162,728		26,842	BOA	0	(513)	(513)
07/2012		162,727		26,879	CBK	0	(476)	(476)
07/2012		162,727		26,870	FBF	0	(485)	(485)
07/2012		2,013		332	HUS	0	(6)	(6)
07/2012	SEK	79,139		11,204	CBK	0	(236)	(236)
07/2012	$	31,147	AUD	31,463	CBK	1,050	(1)	1,049
07/2012		21,480		22,030	DUB	1,068	0	1,068
07/2012		21,480		22,029	HUS	1,066	0	1,066
07/2012		8,130		8,348	JPM	414	0	414
07/2012		38,985	CAD	40,177	CBK	477	0	477
07/2012		38,986		40,177	RBC	477	0	477
07/2012		38,978		40,177	RYL	485	0	485
07/2012		1,159	CHF	1,108	RYL	8	0	8
07/2012		28,025		27,058	UAG	483	0	483
07/2012		38,498	DKK	229,557	FBF	576	0	576
07/2012		2,204	EUR	1,779	DUB	48	0	48
07/2012		1,497		1,185	FBF	3	0	3
07/2012		121,674		97,690	JPM	1,953	0	1,953
07/2012		48,060		38,278	RYL	381	0	381
07/2012		121,962		97,609	UAG	1,562	0	1,562
07/2012		1,151	GBP	732	BRC	0	(5)	(5)
07/2012		118,907		76,142	JPM	343	0	343
07/2012		44,153		28,530	RYL	529	0	529
07/2012		7,500	ILS	29,038	UAG	0	(76)	(76)
07/2012		165,649	JPY	13,246,471	FBF	66	0	66
07/2012		11,387	KRW	12,837,803	UAG	0	(183)	(183)
07/2012		79,188	NOK	478,432	GSC	1,239	0	1,239
07/2012		412		2,434	JPM	0	(3)	(3)
07/2012		1,341		8,096	MSC	20	0	20
07/2012		203		1,233	RYL	5	0	5
07/2012		3,439	SEK	24,946	FBF	168	0	168
07/2012		3,444		24,947	GSC	162	0	162
07/2012		591		4,299	HUS	31	0	31
07/2012		3,450		24,947	UAG	156	0	156
07/2012	ZAR	147,054	$	17,481	DUB	0	(445)	(445)
08/2012	BRL	42,124		21,557	HUS	718	0	718
08/2012	CHF	27,058		28,045	UAG	0	(482)	(482)
08/2012	DKK	229,557		38,528	FBF	0	(577)	(577)
08/2012	EUR	97,609		121,605	JPM	0	(1,949)	(1,949)
08/2012		97,609		121,995	UAG	0	(1,559)	(1,559)
08/2012	GBP	76,142		118,896	JPM	0	(345)	(345)
08/2012	HKD	310,247		39,972	UAG	0	(24)	(24)
08/2012	JPY	162,077		2,043	BRC	15	0	15
08/2012	NOK	478,432		79,103	GSC	0	(1,238)	(1,238)
08/2012	PLN	2,574		803	UAG	35	0	35

68	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2012	SGD	1,246	$	1,009	UAG	$25	$0	$25
08/2012	$	74,732	AUD	74,437	CBK	1,238	0	1,238
08/2012		109,881	CAD	112,789	BRC	830	0	830
08/2012		17,805	CHF	17,142	JPM	268	0	268
08/2012		186	EUR	149	JPM	3	0	3
08/2012		446	GBP	287	JPM	3	0	3
08/2012		78,674	JPY	6,238,664	BPS	0	(593)	(593)
08/2012		78,654		6,238,665	DUB	0	(574)	(574)
08/2012		11,193	SEK	79,139	CBK	235	0	235
08/2012		416	SGD	529	JPM	2	0	2
09/2012		5,987	KRW	6,952,343	BRC	51	0	51
10/2012	ILS	29,038	$	7,479	UAG	78	0	78
02/2013	CNY	64,440		10,055	BPS	0	(39)	(39)
02/2013		95,571		15,140	CBK	170	0	170
02/2013		94,540		14,750	DUB	0	(58)	(58)
02/2013		23,658		3,692	HUS	0	(14)	(14)
02/2013		19,826		3,094	JPM	0	(12)	(12)
02/2013		75,632		11,800	RYL	0	(47)	(47)
02/2013	$	60,829	CNY	381,967	JPM	0	(1,000)	(1,000)

						$18,407	$(16,355)	$2,052

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Common Stocks
Bermuda
Energy	$21,451	$36,971	$0	$58,422
Financials	0	78,177	0	78,177
Brazil
Financials	15,933	0	0	15,933
Canada
Energy	16,112	0	0	16,112
Financials	7,676	0	0	7,676
Materials	19,993	0	0	19,993
Denmark
Consumer Staples	0	35,761	0	35,761
Financials	0	9,472	0	9,472
Faeroe Islands
Consumer Staples	6,066	0	0	6,066
Financials	0	2,788	0	2,788
France
Consumer Discretionary	0	46,803	0	46,803
Consumer Staples	0	135,021	0	135,021
Energy	0	9,110	0	9,110
Industrials	0	21,037	0	21,037
Utilities	0	25,794	0	25,794
Germany
Health Care	0	28,293	0	28,293
Industrials	0	3,930	0	3,930
Utilities	0	13,581	0	13,581
Guernsey, Channel Islands
Financials	0	15,802	0	15,802
Hong Kong
Consumer Discretionary	0	9,362	0	9,362
Financials	0	57,515	0	57,515
Industrials	0	7,316	0	7,316
Israel
Health Care	12,422	0	0	12,422
Japan
Industrials	0	12,921	0	12,921
Information Technology	0	26,327	0	26,327

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Netherlands
Consumer Staples	$0	$30,808	$0	$30,808
Energy	0	17,059	0	17,059
Financials	0	25,512	0	25,512
Information Technology	0	16,401	0	16,401
Telecommunication Services	0	30,988	0	30,988
Norway
Consumer Staples	0	32,116	0	32,116
Industrials	0	10,548	0	10,548
Singapore
Financials	0	860	0	860
Industrials	0	16,322	0	16,322
South Africa
Materials	21,096	0	0	21,096
South Korea
Consumer Discretionary	0	8,320	0	8,320
Spain
Consumer Staples	0	5,322	0	5,322
Sweden
Industrials	0	16,637	0	16,637
Switzerland
Consumer Staples	0	29,260	0	29,260
Financials	0	12,049	0	12,049
Health Care	0	31,313	0	31,313
Industrials	0	11,797	0	11,797
Materials	0	9,672	0	9,672
United Kingdom
Consumer Discretionary	0	9,444	0	9,444
Consumer Staples	0	161,190	0	161,190
Energy	16,517	37,185	0	53,702
Financials	0	24,916	0	24,916
United States
Consumer Staples	141,885	0	0	141,885
Energy	13,979	0	0	13,979
Financials	193,491	0	0	193,491
Health Care	47,091	0	0	47,091
Industrials	70,576	0	0	70,576
Information Technology	133,929	0	0	133,929
Materials	1,769	0	0	1,769

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	69

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Equity-Linked Securities
France
Energy	$0	$31,369	$0	$31,369
Netherlands
Utilities	0	14,576	0	14,576
Exchange-Traded Funds
United States	81,256	0	0	81,256
Preferred Stocks
Brazil
Banking & Finance	5,099	0	0	5,099
Rights
France
Health Care	1,841	0	0	1,841
Short-Term Instruments
Repurchase Agreements	0	486	0	486
U.S. Treasury Bills	0	1,345	0	1,345
PIMCO Short-Term Floating NAV Portfolio	129,357	0	0	129,357
Purchased Options
Equity Contracts	3,761	0	0	3,761

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Foreign Exchange Contracts	$0	$12	$0	$12
	$961,300	$1,161,488	$0	$2,122,788

Financial Derivative Instruments (7) - Assets
Equity Contracts	0	680	0	680
Foreign Exchange Contracts	0	18,407	0	18,407
	$0	$19,087	$0	$19,087

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(335)	(415)	0	(750)
Foreign Exchange Contracts	0	(16,355)	0	(16,355)
	$(335)	$(16,770)	$0	$(17,105)

Totals	$960,965	$1,163,805	$0	$2,124,770

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Consolidated Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$3,761	$12	$0	$3,773
Unrealized appreciation on foreign currency contracts	0	0	0	18,407	0	18,407
Unrealized appreciation on OTC swap agreements	0	0	680	0	0	680

	$0	$0	$4,441	$18,419	$0	$22,860

Liabilities:
Written options outstanding	$0	$0	$374	$0	$0	$374
Unrealized depreciation on foreign currency contracts	0	0	0	16,355	0	16,355
Unrealized depreciation on OTC swap agreements	0	0	376	0	0	376

	$0	$0	$750	$16,355	$0	$17,105

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(11,045)	$(3,340)	$0	$(14,385)
Net realized (loss) on futures contracts	0	0	(863)	0	0	(863)
Net realized (loss) on written options	0	0	(2,039)	0	0	(2,039)
Net realized gain on swaps	0	0	439	0	0	439
Net realized gain on foreign currency transactions	0	0	0	37,688	0	37,688

	$0	$0	$(13,508)	$34,348	$0	$20,840

70	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(2,691)	$694	$0	$(1,997)
Net change in unrealized appreciation on written options	0	0	3,338	0	0	3,338
Net change in unrealized appreciation on swaps	0	0	300	0	0	300
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	2,239	0	2,239

	$0	$0	$947	$2,933	$0	$3,880

(1)	See note 6 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Fund®			PIMCO Cayman Commodity Fund IV Ltd. (Subsidiary)
BOA	$(443)	$(720)	$(1,163)	$0	$0	$0
BPS	(737)	0	(737)	0	0	0
BRC	8	0	8	0	0	0
CBK	1,043	(1,560)	(517)	0	0	0
DUB	574	(1,760)	(1,186)	0	0	0
FBF	(1,150)	(1,620)	(2,770)	0	0	0
GLM	0	(1,060)	0	0	0	0
GSC	153	0	153	0	0	0
GST	246	(360)	(114)	0	0	0
HUS	1,629	(2,580)	(951)	0	0	0
JPM	(771)	619	(152)	0	0	0
MSC	19	0	19	0	0	0
MYI	(39)	167	128	0	0	0
RBC	425	0	425	0	0	0
RYL	1,454	559	2,013	0	0	0
UAG	(82)	(300)	(382)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	71

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the six funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-

related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Foreign Currency Translation  The functional and reporting currency for the Funds is the U.S. dollar. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

A Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

72	PIMCO EQUITY SERIES

June 30, 2012

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Dividend and Income Builder Fund and PIMCO EqSTM Dividend Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the PIMCO Dividend and Income Builder Fund and PIMCO EqSTM Dividend Fund are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of short sale transactions have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(g) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates certain Funds may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. Management has evaluated the amendments to the ASU and anticipates modifications to the fair value disclosure to enhance the description of the valuation methods.

In December 2011, FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be

ANNUAL REPORT	JUNE 30, 2012	73

Notes to Financial Statements (Cont.)

affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other

74	PIMCO EQUITY SERIES

June 30, 2012

inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  A Fund may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, a Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In

ANNUAL REPORT	JUNE 30, 2012	75

Notes to Financial Statements (Cont.)

addition, while a Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

(b) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, are supported by the full faith and credit of the U.S. Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the

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Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in

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excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or

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made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on

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corporate or sovereign issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2012 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the mutual funds that pursue their investment objective by investing in other mutual funds (“PIMCO Fund of Funds”)) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of the Underlying PIMCO Funds (or Acquired Funds) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Fund) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of

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the Underlying PIMCO Funds (or Acquired Funds) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Funds (or Acquired Funds), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable

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exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently decreases, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA

Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Schedules of Investments.

82	PIMCO EQUITY SERIES

June 30, 2012

Prime Broker Account Agreements between a Fund and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker

Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. See Note 5(b) for additional information.

8. BASIS FOR CONSOLIDATION FOR THE PIMCO EMERGING MULTI-ASSET FUND AND PIMCO EqS PATHFINDER FUND® (“Consolidated Funds”)

PIMCO Cayman Commodity Fund V and VI (each a “Commodity Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Consolidated Funds in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of each of the Commodity Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of each of the Commodity Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2012 of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

Fund Name	Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Emerging Multi-Asset Fund	PIMCO Cayman Commodity Fund V Ltd.	06/06/2011	07/01/2011	$50,970	$10	0.0%
PIMCO EqS Pathfinder Fund®	PIMCO Cayman Commodity Fund VI Ltd.	06/06/2011	06/20/2011	2,134,010	81,288	3.8

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Dividend and Income Builder Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqSTM Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqSTM Emerging Markets Fund	1.00%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqSTM Long/Short Fund	1.04%	0.45%	0.55%	N/A	0.55%	0.55%
PIMCO Emerging Multi-Asset Fund	0.90%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS Pathfinder Fund®	0.75%	0.30%	0.40%	N/A	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives

ANNUAL REPORT	JUNE 30, 2012	83

Notes to Financial Statements (Cont.)

distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2012, the Distributor received $98,055 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Investment Advisory Fee Waiver	Investment Advisory Waiver Expiration Date
PIMCO Dividend and Income Builder Fund	0.16%	10/31/2013
PIMCO EqSTM Dividend Fund	0.16%	10/31/2013
PIMCO EqSTM Emerging Markets Fund	0.20%	10/31/2012
PIMCO EqSTM Long/Short Fund	0.09%	10/31/2013
PIMCO EqS Pathfinder Fund®	0.16%	10/31/2012

84	PIMCO EQUITY SERIES

June 30, 2012

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at June 30, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Dividend and Income Builder Fund	$142
PIMCO EqSTM Dividend Fund	260
PIMCO EqSTM Emerging Markets Fund	1,272
PIMCO EqSTM Long/Short Fund	270
PIMCO Emerging Multi-Asset Fund	143
PIMCO EqS Pathfinder Fund®	5,259

(f) Acquired Fund Fees and Expenses The Underlying PIMCO Fund expenses for the PIMCO Emerging Multi-Asset Fund are based upon an allocation of the PIMCO Emerging Multi-Asset Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the PIMCO Emerging Multi-Asset Fund’s assets.

PIMCO has contractually agreed, through October 31, 2012, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Multi-Asset Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waivers are reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2012, the amount was $305,520.

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended June 30, 2012, the Fund below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO EqS Pathfinder Fund®	$231

ANNUAL REPORT	JUNE 30, 2012	85

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The PIMCO Emerging Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Multi-Asset Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2012 (amounts in thousands):

PIMCO Emerging Multi-Asset Fund

Underlying PIMCO Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$501	$0	$0	$(65)	$436	$1
PIMCO Emerging Local Bond Fund	1,953	12,673	(2,270)	7	(178)	12,185	364
PIMCO Emerging Markets Bond Fund	742	9,166	(1,930)	70	256	8,304	216
PIMCO Emerging Markets Corporate Bond Fund	1,330	2,052	(1,890)	(101)	81	1,472	80
PIMCO Emerging Markets Currency Fund	1,003	2,159	(2,180)	(186)	(24)	772	20
PIMCO EqSTM Emerging Markets Fund	5,229	16,410	0	0	(3,021)	18,618	41
PIMCO Short-Term Floating NAV Portfolio	1,401	60,615	(57,000)	2	0	5,018	15
Totals	$11,658	$103,576	$(65,270)	$(208)	$(2,951)	$46,805	$737

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended June 30, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2012	Dividend Income
PIMCO Dividend and Income Builder Fund	$0	$16,501	$(15,090)	$0	$0	$1,411	$1
PIMCO EqSTM Dividend Fund	0	167,617	(153,600)	8	(1)	14,024	17
PIMCO EqSTM Emerging Markets Fund	65,549	411,804	(424,900)	32	1	52,486	304
PIMCO EqSTM Long/Short Fund	0	64,825	(3,100)	0	(7)	61,718	25
PIMCO EqS Pathfinder Fund®	139,763	1,020,592	(1,031,000)	(1)	3	129,357	492

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. REORGANIZATION

On April 20, 2012, the PIMCO EqSTM Long/Short Fund acquired all of the assets and liabilities of a privately offered fund managed by the Adviser in exchange for Institutional Class shares of the PIMCO EqSTM Long/Short Fund. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. The investment portfolio of the privately offered fund, with a fair value of $11,432,698 and identified cost of $10,775,817 as of the date of the reorganization, was the principal asset acquired by the PIMCO EqSTM Long/Short Fund. For financial statement purposes, assets received and shares issued by the PIMCO EqSTM Long/Short Fund were recorded at

86	PIMCO EQUITY SERIES

June 30, 2012

fair value, and the PIMCO EqSTM Long/Short Fund recorded the cost of such investments at their historical cost as recorded by the privately offered fund. The cost basis of the investments received from the privately offered fund was carried forward to align ongoing reporting of the PIMCO EqSTM Long/Short Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. The net assets of the private fund at the date of the acquisition were $15,695,929, including unrealized appreciation of $670,754. The net assets of the PIMCO EqSTM Long/Short Fund immediately after the reorganization were $15,695,929. The PIMCO EqSTM Long/Short Fund had no net assets or liabilities prior to the reorganization.

13. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term instruments) for the period ended June 30, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Builder Fund	$126	$0	$46,045	$5,905
PIMCO EqSTM Dividend Fund	0	0	331,285	26,945
PIMCO EqSTM Emerging Markets Fund	0	0	579,233	341,371
PIMCO EqSTM Long/Short Fund	0	0	166,522	50,498
PIMCO Emerging Multi-Asset Fund	0	0	47,188	11,424
PIMCO EqS Pathfinder Fund®	0	0	1,302,815	597,636

ANNUAL REPORT	JUNE 30, 2012	87

Notes to Financial Statements (Cont.)

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Dividend and Income Builder Fund (1)		PIMCO EqSTM Dividend Fund (2)(6)		PIMCO EqSTM Emerging Markets Fund (3)(6)
	Period from 12/14/2011 to 06/30/2012		Period from 12/14/2011 to 06/30/2012		Year Ended 06/30/2012		Period from 03/22/2011 to 06/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,288	$13,265	30,124	$313,756	31,969	$273,119	34,968	$368,990
Class P	797	8,349	7	69	37	339	4	36
Administrative Class	0	0	0	0	57	490	1	11
Class D	282	2,951	134	1,379	910	7,718	115	1,192
Class A	1,364	14,394	274	2,901	441	3,828	90	943
Class C	789	8,296	137	1,461	97	825	11	114
Class R	40	422	1	10	2	17	4	39
Issued as reinvestment of distributions
Institutional Class	24	250	334	3,511	201	1,606	0	0
Class P	6	67	0	1	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	3	32	1	9	3	22	0	0
Class A	12	122	3	29	0	2	0	0
Class C	4	39	1	13	0	0	0	0
Class R	1	7	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(245)	(2,519)	(323)	(3,420)	(2,236)	(18,635)	(312)	(3,125)
Class P	(20)	(206)	0	0	(33)	(299)	0	0
Administrative Class	0	0	0	0	(54)	(449)	0	0
Class D	(65)	(660)	(16)	(161)	(894)	(7,553)	(9)	(93)
Class A	(104)	(1,062)	(36)	(361)	(205)	(1,695)	(15)	(148)
Class C	(28)	(289)	(16)	(166)	(21)	(178)	(1)	(13)
Class R	(1)	(8)	0	0	(3)	(24)	0	0
Net increase resulting from Fund share transactions	4,147	$43,450	30,625	$319,031	30,271	$259,133	34,856	$367,946

88	PIMCO EQUITY SERIES

June 30, 2012

	PIMCO EqSTM Long/Short Fund (4)(7)		PIMCO Emerging Multi-Asset Fund				PIMCO EqS Pathfinder Fund® (5)(8)
	Period from 04/20/2012 to 06/30/2012		Year Ended 06/30/2012		Period from 04/12/2011 to 06/30/2011		Year Ended 06/30/2012		Year Ended 06/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	20,316	$199,848	3,596	$33,084	1,003	$10,035	73,170	$721,005	68,574	$713,828
Class P	1	10	1,417	12,404	7	73	10,980	106,032	4,553	46,300
Administrative Class	0	0	3	25	1	10	0	0	0	0
Class D	12	117	618	5,586	310	3,096	932	9,477	2,482	25,154
Class A	126	1,227	1,205	10,932	184	1,835	3,516	35,477	9,594	97,473
Class C	5	53	412	3,692	66	658	1,284	12,707	4,446	45,561
Class R	0	0	0	0	1	10	2	23	10	96
Issued as reinvestment of distributions
Institutional Class	0	0	12	102	0	0	1,955	18,970	806	8,169
Class P	0	0	6	56	0	0	69	672	5	48
Administrative Class	0	0	0	0	0	0	0	0	0	0
Class D	0	0	1	8	0	0	16	157	17	170
Class A	0	0	3	26	0	0	57	556	41	413
Class C	0	0	0	4	0	0	20	195	13	131
Class R	0	0	0	0	0	0	0	1	0	1
Issued in reorganization
Institutional Class	1,570	15,696	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(15)	(143)	(1,151)	(10,433)	(17)	(167)	(9,772)	(97,233)	(2,571)	(26,117)
Class P	0	0	(1,198)	(10,854)	0	0	(8,614)	(84,122)	(359)	(3,696)
Administrative Class	0	0	(1)	(5)	0	0	0	0	0	0
Class D	(1)	(6)	(332)	(2,910)	(32)	(312)	(1,406)	(13,801)	(972)	(10,042)
Class A	0	0	(221)	(1,971)	(2)	(17)	(5,057)	(49,897)	(2,891)	(30,193)
Class C	0	0	(30)	(280)	0	(4)	(1,385)	(13,532)	(381)	(3,935)
Class R	0	0	0	0	0	0	(11)	(112)	(1)	(12)
Net increase resulting from Fund share transactions	22,014	$216,802	4,340	$39,466	1,521	$15,217	65,756	$646,575	83,366	$863,349

(1)	As of June 30, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 12% of the Fund.
(2)	As of June 30, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 70% of the Fund.
(3)	As of June 30, 2012, 3 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 76% of the Fund.
(4)	As of June 30, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 90% of the Fund.
(5)	As of June 30, 2012, 3 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 73% of the Fund.
(6)

The PIMCO Global Multi-Asset Fund, a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

(7)

The PIMCO All Asset and PIMCO All Asset All Authority Funds, related parties to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

(8)

The PIMCO All Asset Fund, a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

15. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2010-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ANNUAL REPORT	JUNE 30, 2012	89

Notes to Financial Statements (Cont.)

The Consolidated Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-lined derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. Note that the loss from the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of June 30, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Qualified Post-October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Dividend and Income Builder Fund	$305	$62	$(332)	$(72)	$—	$—	$—
PIMCO Emerging Multi-Asset Fund	182	—	(3,208)	—	(687)	—	—
PIMCO EqS™ Dividend Fund	938	410	279	(8)	—	—	—
PIMCO EqS™ Emerging Markets Fund	1,119	—	(49,536)	(114)	(59,412)	—	—
PIMCO EqS™ Long/Short Fund	—	—	(168)	—	(3,247)	—	(302)
PIMCO EqS Pathfinder Fund®	59,890	$—	6,323	$—	(26,870)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through June 30, 2012, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2011 through June 30, 2012 and Ordinary losses realized during the period January 1, 2012 through June 30, 2012, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2012, the Fund had accumulated capital losses expiring in the following years (amounts in thousands). The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
	6/30/2013	6/30/2014	6/30/2015	6/30/2016	6/30/2017	6/30/2018	6/30/2019
PIMCO Dividend and Income Builder Fund	$—	$—	$—	$—	$—	$—	$—
PIMCO Emerging Multi-Asset Fund	—	—	—	—	—	—	—
PIMCO EqS™ Dividend Fund	—	—	—	—	—	—	—
PIMCO EqS™ Emerging Markets Fund	—	—	—	—	—	—	—
PIMCO EqS™ Long/Short Fund	—	—	—	—	—	—	—
PIMCO EqS Pathfinder Fund®	$—	$—	$—	$—	$—	$—	$—

90	PIMCO EQUITY SERIES

June 30, 2012

Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of June 30, 2012, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Dividend and Income Builder Fund	$—	$—
PIMCO Emerging Multi-Asset Fund	$687	$0
PIMCO EqS™ Dividend Fund	$0	$0
PIMCO EqS™ Emerging Markets Fund	$56,079	$3,333
PIMCO EqS™ Long/Short Fund	$3,247	$0
PIMCO EqS Pathfinder Fund®	$26,039	$830

As of June 30, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Dividend and Income Builder Fund	$43,281	$997	$(1,346)	$(350)
PIMCO Emerging Multi-Asset Fund	54,313	390	(3,616)	(3,226)
PIMCO EqS™ Dividend Fund	319,985	7,866	(7,704)	162
PIMCO EqS™ Emerging Markets Fund	566,179	19,242	(66,879)	(47,637)
PIMCO EqS™ Long/Short Fund	211,382	1,837	(1,440)	397
PIMCO EqS Pathfinder Fund®	2,119,289	191,915	(188,416)	3,499

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended June 30, 2012 and June 30, 2011, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2012			June 30, 2011
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Dividend and Income Builder Fund	$603	$—	$—	$—	$—	$—
PIMCO Emerging Multi-Asset Fund	200	—	—	—	—	—
PIMCO EqS™ Dividend Fund	3,578	—	—	—	—	—
PIMCO EqS™ Emerging Markets Fund	1,628	2	—	—	—	—
PIMCO EqS™ Long/Short Fund	—	—	—	—	—	—
PIMCO EqS Pathfinder Fund®	14,462	6,616	$—	8,756	610	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

ANNUAL REPORT	JUNE 30, 2012	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Equity Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Dividend and Income Builder Fund, PIMCO EqS™ Dividend Fund, PIMCO EqS™ Emerging Markets Fund, PIMCO EqS™ Long/Short Fund, PIMCO Emerging Multi-Asset Fund, and PIMCO EqS Pathfinder Fund® (constituting PIMCO Equity Series, hereinafter referred to as the “Funds”) at June 30, 2012, the results of each of their operations and the changes in each of their net assets, the cash flows for the PIMCO EqS™ Long/Short Fund and the financial highlights of the Funds for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, counterparties and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 17, 2012

92	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income, the dividend received deduction, foreign source income earned by the fund, and any. foreign tax credits being passed through to shareholders.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

PIMCO Dividend and Income Builder Fund	78.63%
PIMCO Emerging Multi-Asset Fund	45.78%
PIMCO EqS™ Dividend Fund	69.48%
PIMCO EqS™ Emerging Markets Fund	100.00%
PIMCO EqS™ Long/Short Fund	0.00%
PIMCO EqS Pathfinder Fund®	100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

PIMCO Dividend and Income Builder Fund	16.84%
PIMCO Emerging Multi-Asset Fund	34.63%
PIMCO EqS™ Dividend Fund	19.83%
PIMCO EqS™ Emerging Markets Fund	4.26%
PIMCO EqS™ Long/Short Fund	0.00%
PIMCO EqS Pathfinder Fund®	100.00%

Foreign Taxes.  PIMCO Dividend and Income Builder Fund, PIMCO EqS™ Dividend Fund, PIMCO EqS™ Emerging Markets Fund and PIMCO EqS Pathfinder Fund® earned foreign source income of $505,713, $3,681,377, $10,621,092 and $43,100,970 respectively, during the year ended June 30, 2012. The funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $47,983, $343,489, $593,813 and $2,773,349 respectively, to shareholders. Shareholders will receive more detailed information along with their Form 1099-DIV.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

ANNUAL REPORT	JUNE 30, 2012	93

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	MSX	Morgan Stanley Capital Group, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	ULO	UBS AG London
GSC	Goldman Sachs & Co.

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
CZK	Czech Koruna	KRW	South Korean Won	THB	Thai Baht
DKK	Danish Krone	MXN	Mexican Peso	TRY	Turkish New Lira
EUR	Euro	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
GBP	British Pound	NOK	Norwegian Krone	USD	United States Dollar
HKD	Hong Kong Dollar	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International	SP - GDR	Sponsored Global Depositary Receipt
LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt	SPDR	Standard & Poor’s Depository Receipts

94	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director PIMCO Strategic Global Government Fund, Inc.	161	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Neel T. Kashkari* (1973) Trustee	09/2011 to present	Managing Director, PIMCO. Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury; Vice President, Goldman Sachs Group, Inc.	7	Trustee, PIMCO Equity Series VIT.

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo. Formerly, Director, PCM Fund, Inc.	161	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Vern O. Curtis (1934) Trustee	03/2010 to present	Private Investor. Formerly, Director, PCM Fund, Inc.	161	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Allan B. Hubbard (1947) Trustee	02/2011 to present	Chairman, E&A Holdings, Inc. (Private Holding Company). Formerly, Assistant to the President for Economic Policy and Director, National Economic Council—President George W. Bush administration.	7	Trustee, PIMCO Equity Series VIT. Independent Director, Simon Property Group.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	7	Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Kashkari are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2012	95

Management of the Trust

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Neel T. Kashkari (1973) President	03/2010 to present	Managing Director, PIMCO. Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO.

William H. Gross (1944) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	03/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Asset Management.

J. Stephen King, Jr. (1962) Vice President - Senior Counsel, Secretary	03/2010 to present	Senior Vice President and Attorney, PIMCO. Formerly Associate, Dechert LLP.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Attorney, PIMCO.

Peter G. Strelow (1970) Vice President	03/2010 to present	Managing Director, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	03/2010 to present	Executive Vice President, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

96	PIMCO EQUITY SERIES

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

ANNUAL REPORT	JUNE 30, 2012	97

Approval of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO EqS™ Long/Short Fund

On February 29, 2012, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Investment Advisory Contract and the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of the PIMCO EqS™ Long/Short Fund, a new series of the Trust (the “New Fund”), for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO. The Board reviewed information relating to proposed fund operations, including the New Fund’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Fund. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Fund.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Fund under the Agreements.

The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure supervisory and administrative services and bears the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information for the New Fund. However, the

98	PIMCO EQUITY SERIES

(Unaudited)

Trustees did consider the investment performance information for the New Fund’s predecessor fund that would be included in the New Fund’s registration statement.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to potential investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Fund’s total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Fund’s total expenses were comparable to the median and average.

At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with similar investment strategies to the New Fund; therefore, the Board did not consider the fees charged by PIMCO to comparable separate accounts.

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO will provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable. The Board concluded that the New Fund’s proposed supervisory and administrative fee is reasonable in relation to the value of the services to be provided, including the services to be provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to the New Fund and its shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels, in effect, setting the fees as if the New Fund was already at scale.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of the New Fund by waiving a portion of its supervisory and administrative fee, or reimbursing the New Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of the New Fund exceeds 0.49 basis points in any year. Furthermore, the Board noted that PIMCO had contractually agreed to reduce its advisory fee by 9 basis points through October 31, 2013.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreements would likely benefit the New Fund and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund is newly organized, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the New Fund’s overall expense ratio).

The Board concluded that the New Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Fund, to the benefit of the New Fund’s shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Fund’s

ANNUAL REPORT	JUNE 30, 2012	99

Approval of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO EqS™ Long/Short Fund (Cont.)

(Unaudited)

Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the New Fund, and that the approval of the Agreements was in the best interests of the New Fund and its shareholders.

100	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

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PES3001AR_063012

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)    The Board of Trustees has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a)	Fiscal Year Ended	Audit Fees
		June 30, 2012	$189,057
		June 30, 2011	81,072

	(b)	Fiscal Year Ended	Audit-Related Fees(1)
June 30, 2012
		June 30, 2011	—

	(c)	Fiscal Year Ended	Tax Fees(2)
June 30, 2012
		June 30, 2011	—

	(d)	Fiscal Year Ended	All Other Fees(3)
June 30, 2012
		June 30, 2011	—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years. (2) There were no “Tax Fees” for the last two fiscal years. (3) There were no “All Other Fees” for the last two fiscal years.

(e) Pre-approval policies and procedures

(1)    The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)    With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2012	June 30, 2011
PIMCO Equity Series	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	4,957,898	2,712,636
Allianz Global Investors Fund Management LLC	787,530	797,685
Allianz Asset Management of America L.P. (formerly known as Allianz Global Investors of America L.P.)	4,118,031	3,373,920

Totals	$9,863,459	$6,884,241

(h)    The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

Allan B. Hubbard;

Peter B. McCarthy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President and Trustee, Principal Executive Officer

Date: August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President and Trustee, Principal Executive Officer

Date: August 29, 2012

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 28, 2012